UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-06625

THE PAYDEN & RYGEL INVESTMENT GROUP

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

EDWARD S. GARLOCK, ESQ.

PAYDEN & RYGEL

333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO SHAREHOLDERS

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

October 31, 2012

PAYDEN MUTUAL FUNDS ANNUAL REPORT October 31, 2012

Contents

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

59	Statements of Assets & Liabilities

63	Statements of Operations

67	Statements of Changes in Net Assets

73	Notes to Financial Statements

89	Financial Highlights

102	Report of Independent Registered Public Accounting Firm

103	Fund Expenses

105	Approval of Investment Advisory Agreement

109	Trustees & Officers

Annual Report

Dear Shareholders,

As the fourth quarter of 2012 approaches, challenges still abound in the US and global economy. We believe it will be some time before we see a robust economic recovery.

As we often express in our meetings and reports, the yield differential between “safe assets” (e.g., U.S. Treasury securities) and other financial assets is as wide as we have seen in a century. For example, U.S. Treasury bond yields average between 1% and 2%, while yields on a wide variety of corporate bonds average between 4% and 9%. Credit worthiness alone does not explain this. Rather, such differences result from the shortage of U.S. Treasury securities and other “safe assets” in the global financial system. Prior to the crisis, “safe assets” totaled over $20 trillion. Today this number is closer to the $10 trillion range.

Meanwhile, overwhelming demand persists for such safe and liquid assets and the shortage continues.

Investors continue to wonder, “Do higher interest rates pose significant risk to current bond portfolios?” Eliminating the emotional factor in this question, we have considered the forces which might trigger a significant rise in U.S. Treasury yields. This is what we watch out for:

•

First and foremost, an accelerated rate of inflation. The inflation rate is now around 2%. While rising commodity prices have pushed up headline inflation measures, the more important indicator is wage inflation. Over the past year the rate of wage inflation has slowed to a moderate 1.3%, which is a 60-year low!

•	Second, we look for signs of acceleration in the rate of economic growth. As stated above, we still see a period of subpar growth ahead.

•

Third, we watch the U.S. government’s fiscal situation. As the economy grows Federal tax revenue will rise. This revenue growth will help reduce the large budget deficits experienced in recent years, improve the U.S. government’s fiscal health and require the issuance of fewer Treasuries.

•

Fourth, we gauge the appetite of foreign investors for U.S. Treasury securities. The risk of a decline in foreign purchases of U.S. Treasuries still seems remote. The US dollar maintains its key status as the world’s sole reserve currency — a situation that changes on the timescale of decades, not months or quarters.

We believe that none of the foregoing points present significant upside risk to U.S. Treasury yields at this time. Furthermore, our research shows that when U.S. Treasury yields are rising due to economic growth, non-U.S. Treasury sectors benefit! Why?

Rising yields indicate a better growth environment. In such an environment, high yield and emerging market bonds will continue to provide protection and deliver a very competitive source of income.

On a final note, there are many unanswered questions such as the European crisis. We want to assure you we are constantly assessing the impacts of these factors on every portfolio we manage.

Our best wishes for the coming months and the Holiday season.

Joan A. Payden

Chairman & CEO

Payden & Rygel Investment Group

Management Discussion & Analysis

Short Duration Strategies

The fiscal year ended October 31, 2012 was underscored by global themes of easing central bank monetary policy and slower economic growth. The Federal Reserve Board, European Central Bank, Bank of Japan, and Bank of England all began or extended quantitative easing programs through a combination of lower rates and asset purchases. The debt crisis in Europe intensified at the end of 2011 after rating downgrades and peripheral debt concerns, but a strong commitment from the European Central Bank to the euro kept concerns at bay for most of 2012. In the United States, Gross Domestic Product has been stagnant around 2%, while housing data has been trending upward. The Federal Reserve Board remained accommodative and increased monetary stimulus through a commitment to purchase long dated U.S. Treasury securities and agency mortgages.

The combination of a slowdown in global growth, central bank accommodation, and market volatility caused U.S. Treasury yields to remain at multi-year lows. The U.S. Treasury yield curve flattened meaningfully, as the interest differential between 2-year and 10-year U.S. Treasuries narrowed. Short maturity rates remain at relative low yields around 0.25%, with the Federal Reserve Board committed to this policy until 2015.

Investment-grade corporate bonds proved resilient as the demand for high quality assets strengthened, and corporate earnings continued to meet analyst expectations. Investment-grade corporate debt with maturities of five-years or less outperformed similar maturity U.S. Treasuries over the last 12-months. The supply and demand imbalance remains, as demand for short maturity quality paper persists, while corporations prefer to issue longer dated debt.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide a positive return and stable daily liquidity. For the fiscal year ended October 31, 2012, the Fund returned 0.02% compared to a return of 0.00% for the Lipper Money Market Average and 0.00% for the Lipper Government Money Market Average. Money market fund yields remain near zero due to reduced supply of short-term investments and a commitment by the Federal Reserve Board to keep interest rates low until 2015. The Fund continues to focus on relative value opportunities in longer-dated maturities, given the exceptionally low yields.

The Payden Limited Maturity Fund (PYLMX) returned 1.66% for the fiscal year ended October 31, 2012, compared to a return of 0.08% for its benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. Investment-grade corporate debt and agency mortgage-backed securities were the largest contributors to relative return due to yield benefit when compared to the benchmark.

The Payden Low Duration Fund (PYSBX) returned 4.13% for the fiscal year ended October 31, 2012, compared to a return of 0.42% for its benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund benefitted from the flattening of the U.S. Treasury yield curve, as it has exposure to maturities longer than three years. Investment-grade corporate bonds and mortgage-backed securities were the largest contributors to the outperformance.

The Payden Global Low Duration Fund (PYGBX) returned 5.59% for the fiscal year ended October 31, 2012, compared to a return of 0.42% for its benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund benefitted from the flattening of the U.S. Treasury yield curve, as it has exposure to maturities longer than three years. Investment-grade corporate bonds, high-yield debentures, and mortgage-backed securities were the largest contributors to the outperformance.

The Payden U.S. Government Fund Investor Class (PYUSX) returned 2.32%, while the Advisor Class (PYUWX) returned 2.16%, for the fiscal year ended October 31, 2012. Its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index, returned 1.05% for the same period. During the fiscal year, the Fund’s strategy changed to a predominately mortgage-backed securities focus. A heavy overweight to agency mortgage-backed securities (“MBS”) provided higher yields than U.S. Treasuries and was the primary driver of outperformance. The Fund will continue the overweight position to MBS due to strong investor demand dominated by the Federal Reserve Board’s quantitative easing program. The Fund also targets shorter average life MBS, such as adjustable rate mortgages and 15-year MBS, in an effort to constrain volatility in the event of a significant rise in rates.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned 4.77% for the fiscal year ended October 31, 2012, compared to a return of 3.34% for its benchmark the Bank of America Merrill Lynch GNMA Master Index, while the Advisor Class (PYGWX)

1	Payden Mutual Funds

returned 4.41% for the same period. The outperformance is primarily due to a bias towards lower coupon mortgages. Lower coupon mortgages offered better returns because of their lower prepayment risk. In addition, lower coupon mortgages also benefitted more than higher coupon mortgages because of their continued support from the Federal Reserve Board.

The Payden Core Bond Fund Investor Class (PYCBX) returned 9.06% for the fiscal year ended October 31, 2012, compared to a return of 5.25% for its benchmark the Barclay’s Capital Aggregate Bond Index, while the Fund’s Adviser Class (PYCWX) returned 8.81% for the same period. During the fiscal year, the Fund was positioned with a high allocation to corporate bonds. This had an immediate positive impact, adding yield to the portfolio and generating increased coupon income. The Fund also benefitted from holdings in extended sectors including high yield and emerging markets securities. These sectors contributed to the Fund’s overall yield and also diversified the portfolio by adding exposure to global markets.

The Payden Corporate Bond Fund (PYACX) generated a return of 11.39% for the fiscal year ended October 31, 2012, compared to a return of 10.21% for its benchmark, the Barclay’s Capital US Corporate Investment Grade Index. The positive performance by corporate bonds was driven by strong investor appetite due to their yield advantage over government alternatives. Even though the economic recovery has been muted, corporate balance sheets have improved and provided better liquidity. Holdings in both below investment-grade and emerging-market companies also propelled the Fund’s outperformance versus the benchmark.

High Yield Bond Strategy

Performance for the global high yield bond market was among the best in the fixed income markets for the fiscal year. The asset class has continued to benefit from strong fundamentals, in terms of healthy cash flows, earnings and low default rates. Solid market technicals, in the form of robust capital inflows into the asset class and heavy new issuance, have also benefitted the market segment.

For the fiscal year ended October 31, 2012, the Payden High Income Fund Investor Class (PYHRX) returned 12.69%, and the Adviser Class (PYHRX) returned 12.38%, modestly underperforming its benchmark, the Merrill Lynch BB/B High Yield Constrained Index, which returned 12.81% for the period. The fundamentals of the global high yield market remain sound: companies continue to report solid margins, cash flows, and earnings, and we expect default rates to remain in the 3% range.

Tax Exempt Strategies

For the fiscal year ended October 31, 2012, a rally in the U.S. Treasury market drove a similar rally in the municipal market, resulting in overall lower yields on the year. Investor confidence in the asset class returned as economic indicators continued to show moderate growth throughout the year, and distress in the market remained localized. New-issue supply improved over the prior year. However, a large portion of the bonds issued consisted of refunding debt, and this constrained the net supply of new bonds entering into the market.

For the fiscal year ended October 31, 2012, the Payden Tax Exempt Bond Fund (PYTEX) returned 6.56%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Municipal Index, returned 6.39%. The primary driver of the difference in performance was the Fund’s difference in yield curve positioning. The secondary cause was its overweight to higher-quality, less volatile credits. U.S. Treasury futures were used throughout the year to strategically hedge interest rate risk in the Fund. They have a very high degree of correlation with U.S. Treasury notes or other fixed income securities, and employed effectively, they have served to reduce the overall risk of the Fund.

The Payden California Municipal Income Fund (PYCRX) returned 7.73% for the fiscal year ended October 31, 2012, while its benchmarks, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index, returned 7.60% and 8.93%, respectively. The primary driver of the difference in performance was the Fund’s difference in yield curve positioning, as well as its overweight to higher-quality, less volatile credits. U.S. Treasury futures were used throughout the year to strategically hedge interest rate risk in the Fund. They have a very high degree of correlation with U.S. Treasury notes or other fixed income securities, and employed effectively, they have served to reduce the overall risk of the Fund.

Annual Report	2

Management Discussion & Analysis continued

Global Bond Strategy

International government bond markets made solid gains over the fiscal year ended October 31, 2012 on continued safe haven flows as global growth slowed. Central banks undertook further quantitative easing measures and investors’ fears about the risks associated with the Eurozone debt crisis continued to simmer for most of the period. Yields in core markets hit all-time lows as Greece struggled to satisfy the terms of its bail-out arrangements with the European Union and Germany opposed any moves towards fiscal integration which would result in Germany effectively underwriting the debt of the entire Euro-zone.

Non-government credit markets also outperformed core sovereign debt over the fiscal year thanks to investors’ appetite for yield and hopes of an eventual resolution to Europe’s debt crisis. Emerging market and high yield debt markets also made significant gains during the period.

For the fiscal year ended October 31, 2012, the Payden Global Fixed Income Fund (PYGFX) returned 8.54%, outperforming its benchmark, the Lehman Global Aggregate Index Hedged, which returned 6.10%. This outperformance was mainly due to the strong outperformance of the Fund’s allocations to emerging market, high yield and investment grade bonds. Currency positioning, particularly the underweight position in the Euro, also made a decent contribution to returns, while country selection detracted modestly. The Fund maintained its underweight to peripheral Eurozone bonds against core Europe, and this had an adverse impact on returns as these bonds outperformed core European bonds. Duration management also had a slightly negative impact on performance due to our underweight duration stance as government bond yields declined.

Emerging Market Bond Strategies

Early in the fiscal year, both Emerging-market dollar-pay and local-pay bond spreads tightened over comparable U.S. Treasuries, due to a combination of better-than-expected US economic data, perceived reduced risk in Greece and attractive valuations. However, in May, renewed concerns about Eurozone debt sustainability, this time focused on Spain, and lower expectations for global economic growth hurt market sentiment and led to a significant widening of spreads during May. Subsequently, however, markets rallied strongly following the announcement of additional global central bank easing, and spreads staged an impressive rally and once again tightened.

Looking forward, the Adviser expects emerging-market countries to achieve higher growth rates than developed countries, given better trends in debt sustainability, lower leverage and more sustainable fiscal dynamics, although countries in Central and Eastern Europe will likely continue to struggle to engineer growth, as trade and financial sector linkages with the Eurozone will continue to weigh on prospects for these economies. The main risks in 2012-2013 that are external to the emerging-markets sector are continued concerns regarding a global economic slowdown, including a hard landing in China and a recession in the Eurozone, debt sustainability in Europe and a potential U.S. fiscal cliff.

The Payden Emerging Market Bond Fund Investor Class (PYEMX) returned 15.80% and the Fund’s Adviser Class (PYEWX) returned 15.49% for the fiscal year ended October 31, 2012. These returns are compared to a return of 15.53% for the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index. The Fund’s Institutional Class (PYEIX) returned 10.04% for the period April 9, 2012 (inception date) to October 31, 2012. The Fund has been overweight Latin America, including Brazil, Mexico, and Peru. The Fund has also been overweight in Eastern Europe, with the exception of underweights in Poland (on tight valuations) and Ukraine and overweight in Russia (on strong fundamentals) and Georgia. In Asia, the most attractive investments are in Indonesia and the Philippines. The Fund has no exposure in the Middle East outside of Qatar and the United Arab Emirates, as the region continues to struggle in the aftermath of the Arab Spring.

The Payden Emerging Market Local Bond Fund Investor Class (PYELX) returned 7.58% and the Fund’s Adviser Class (PYEAX) returned 7.26% for the fiscal year ended October 31, 2012. These returns are compared to a return of 8.50% for the Fund’s benchmark, the J.P. Morgan GBI Emerging Market Global Diversified Index. The Fund’s emerging market local bond strategy has been overweight Latin America, including Brazil, Mexico, Colombia and Peru. The Fund is also overweight Eastern Europe through Russia, Poland and Turkey, while still underweight Hungary on concerns regarding the country’s willingness to finalize an agreement with the IMF. In Asia, the Fund is neutral, with an underweight in Indonesia and an overweight in the Philippines. In Africa, the Fund has exposure to Ghana and Nigeria.

3	Payden Mutual Funds

U.S. Equity Strategy

The U.S. equity markets posted positive returns for the fiscal year. The markets began the period on a negative note, as disagreements among political leaders in Europe and rising Italian sovereign debt yields caused investors to sell risky assets. The market quickly recovered and began to rally on the strength of better-than-expected macroeconomic data. This rally continued through the first quarter of 2012 as the Federal Reserve Board’s decision to keep interest rates low until 2015 and the agreement on a second bailout package for Greece pushed stock prices higher. Corporations continued to beat earnings expectations and show both earnings and sales growth. Given the health of corporate fundamentals, several major companies announced dividend increases and share buybacks. The equity markets reversed course and fell over the months of April and May due to weak economic data and escalating tensions in Europe as the European sovereign debt crisis retook center stage. Political uncertainty with Greece’s deadlocked elections and France’s newly-elected Socialist President Francois Hollande contributed to market volatility. The equity market bounced back during the summer months as optimism for a bailout from the Federal Reserve Board and European leaders’ support for the euro helped lift investor sentiment and the markets. The market rally peaked, for the fiscal year, in mid-September with the announcement of additional stimulus from the Federal Reserve Board, the European Central Bank, and the Bank of Japan. The equity market was range bound for the remainder of the fiscal year as optimism about the European debt crisis was offset by disappointing corporate earnings and uncertainty surrounding the U.S. Presidential election.

The Payden Value Leaders Fund (PYVLX) returned 15.40%, trailing its benchmark, the Russell 1000 Value Index, which returned 16.88% for the fiscal year ended October 31, 2012. The Fund’s Advisor Class (PYVAX) returned 14.46% for the period December 1, 2011 (inception date) to October 31, 2012. The Fund underperformed its benchmark primarily due to negative sector allocation. The allocation to master limited partnerships was the largest detractor of relative performance. However, the underweight to the information technology sector was a positive contributor to relative performance. Within individual stock selection, the strongest areas of stock selection were in the health care and technology sectors. The weakest area of stock selection was in the consumer discretionary sector. Strong performers in the Fund were pharmaceutical companies Merck & Co. and Pfizer.

Global Equity Strategies

Through the fiscal year ended October 31, 2012, central bank actions and strong corporate profits have been the driving force behind market performance. Global central banks have deployed a multitude of programs designed to increase liquidity and stimulate local economies. Investors were optimistic that additional government aid would improve business activity; however, the expected global rebound did not occur, and growth remained weak. The U.S. recovery was better than most developed countries, albeit subpar compared to past recovery periods. The euro crisis continued to weigh on investors as European political leaders failed to resolve the situation to the market’s satisfaction. Despite all of this, corporate profits and revenue growth have been better than expected. For now, markets are placated, but volatility may rise as the U.S. approaches its “fiscal cliff” and the euro zone economy continues to weaken.

The Payden Global Equity Fund (PYGEX) returned 7.07% for the fiscal year ended October 31, 2012, while the Fund’s benchmark, the MSCI All Country Index returned 8.55% for the period. The Fund’s overweight to Japan and an underweight to Australia were the largest detractors of performance. The Fund’s underweight to defensive sectors such as consumer staples and healthcare also detracted. Among the best performing countries were Belgium and Germany, while the worst were Greece and Morocco, in local currency terms. The best performing sectors were Healthcare and Consumer Staples, while Materials and Energy lagged. As for currencies, the U.S. dollar appreciated against most currencies. Notables were the weakness of the euro, Swiss franc and Indian rupee.

Going forward, businesses will likely opt to be more conservative by delaying inventory builds and expansion projects in the near term. Earnings profitability could be negatively impacted and consensus forecasts need to be revised lower. Despite these challenges, the Adviser does not expect markets to trade significantly lower from their mid-September highs toward year-end as global economic data have begun to show pockets of strength, especially in certain emerging countries.

The Metzler/Payden European Emerging Markets Fund (MPYMX) returned -5.15% for the fiscal year ended October 31, 2012, while the Fund’s benchmark, the Nomura Central and Eastern European Index, returned -6.38%. Markets in Emerging Europe performed well until March 2012, as the European Central Bank injected ample liquidity into the European banking system. The

Annual Report	4

Management Discussion & Analysis continued

Emerging European stock markets drifted lower thereafter as concerns over a hard-landing of the Chinese economy and the Eurozone debt crisis took its toll. Additional quantitative easing by the Federal Reserve Board and the European Central Bank helped to calm markets and to recover from the losses incurred during summer.

The Fund has increased its position in Russia to take advantage of a combination of supportive commodity prices, attractive valuations and increasing dividend yields. Although a Eurozone recovery in 2013 is economically supportive for Central Europe’s largest economies (Poland, Hungary and the Czech Republic), the Fund remains underweight in those countries as a meaningful economic recovery is not expected until later in 2013. Sentiment for Polish equities will also remain negatively affected by a share overhang from Poland’s state privatization program and reduced activities from local pension funds.

5	Payden Mutual Funds

Portfolio Highlights & Investments

Investment Abbreviations

ARM - Adjustable Rate Mortgage

CD - Certificate of Deposit

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FGIC - Financial Guaranty Insurance Co.

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

FSA - Financial Security Assurance

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

MBIA - Municipal Bond Insurance Association

NCUA - National Credit Union Administration

Annual Report	6

Portfolio Highlights & Investments

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 60 days.

Portfolio Composition - percent of value
Repurchase Agreements	37%
U.S. Government Agency	39%
U.S. Government Guaranteed	13%
Investment Company	6%
U.S. Treasury	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (Cost - $67,320) (13%)
12,000,000	Ally Financial Inc., 0.38%, 12/19/12	$12,002
13,000,000	Ally Financial Inc., 2.20%, 12/19/12	13,034
8,070,000	Citibank NA, 1.75%, 12/28/12	8,090
6,223,000	Citigroup Funding, 2.25%, 12/10/12	6,237
5,145,000	General Electric Capital Corp., 2.125%, 12/21/12	5,159
7,500,000	General Electric Capital Corp., 2.625%, 12/28/12	7,528
15,225,000	JPMorgan Chase & Co., 2.125%, 12/26/12	15,270

		67,320

NCUA Guaranteed (Cost - $2,475) (0%)
2,475,000	West Corp. Federal Credit Union, 1.75%, 11/2/12	2,475
U.S. Government Agency (Cost - $204,281) (39%)
9,000,000	FFCB, 0.19%, 6/6/14	9,001
25,000,000	FFCB, 0.26%, 4/26/13	25,022
11,300,000	FFCB, 0.27%, 6/26/13	11,308
9,800,000	FHLB Disc Note, 0.34%, 4/12/13 (a)	9,792
25,000,000	FHLB Disc Note, 0.31%, 3/8/13 (a)	24,986
20,000,000	FHLB Disc Note, 0.32%, 4/3/13 (a)	19,986
11,000,000	FHLB, 0.13%, 1/24/14	11,001
5,000,000	FHLB, 0.16%, 1/3/14	5,000
10,000,000	FHLMC Disc Note, 0.34%, 4/15/13 (a)	9,992
8,100,000	FHLMC Disc Note, 0.35%, 1/3/13 (a)	8,097
12,000,000	FHLMC, 0.15%, 11/2/12	12,000
10,000,000	FHLMC, 1.08%, 12/27/12	10,014
28,100,000	FNMA Disc Note, 0.28%, 2/14/13 (a)	28,089
20,000,000	FNMA Disc Note, 0.32%, 1/23/13 (a)	19,993

		204,281

U.S. Treasury (Cost - $25,028) (5%)
25,000,000	U.S. Treasury Note, 0.625%, 1/31/13	25,028
Investment Company (Cost - $29,851) (6%)
29,850,932	Dreyfus Treasury Cash Management Fund	29,851
Repurchase Agreement (Cost - $195,000) (37%)
60,000,000	Citigroup Tri Party, 0.23%, 11/5/12 (b)	60,000

Principal or Shares	Security Description	Value (000)
50,000,000	Deutsche Bank Tri Party, 0.25%, 11/7/12 (c)	$50,000
60,000,000	Goldman Sachs Tri Party, 0.17%, 11/2/12 (d)	60,000
25,000,000	RBC Capital Tri Party, 0.26%, 11/1/12 (e)	25,000

		195,000

Total (Cost - $523,955) (100%)		523,955
Other Assets, net of Liabilities (0%)		1,525

Net Assets (100%)		$525,480

(a)	Yield to maturity at time of purchase.

(b)	The repurchase agreement dated 10/29/2012 is collateralized by the following securities:

Citigroup Tri Party
26,437,304	GNMA, 3.50%, Aug 42	$28,835
38,857,965	GNMA, 4.50%, Jul 40	32,410

		$61,245

(c)	The repurchase agreement dated 10/31/2012 is collateralized by the following securities:

Deutsche Bank Tri Party
37,856,691	FNMA, 3.00%, Jun 27	$38,413
26,693,808	FNMA, 5.50%, Oct 38	14,087

		$52,500

7	Payden Mutual Funds

(d)	The repurchase agreement dated 10/26/2012 is collateralized by the following security:

Goldman Sachs Tri Party
15,391,100	U.S. Treasury Note, 1.75%, Jul 15	$16,031
44,072,800	U.S. Treasury Note, 1.875%, Feb 14	45,169

		$61,200

(e)	The repurchase agreement dated 10/31/2012 is collateralized by the following securities:

RBC Capital Tri Party
27,958,199	GNMA, 4.50%, Oct 41	$25,500

See notes to financial statements.

Annual Report	8

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of value
Corporate	54%
Asset backed	19%
Mortgage backed	9%
U.S. Treasury	8%
Other	10%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (101%)
Asset Backed (20%)
766,445	AEP Texas Central Transition Funding LLC., 5.96%, 7/15/15	$785
3,250,000	Ally Auto Receivables Trust, 0.51%, 12/22/14	3,252
354,813	Bank of America Auto Trust 144A, 3.52%, 6/15/16 (a)	357
1,100,000	Bumper 2 SA, 1.91%, 6/20/22 GBP (b)	1,793
10,235	Capital Auto Receivables Asset Trust, 5.42%, 12/15/14	10
3,652,754	CarMax Auto Owner Trust, 0.59%, 3/16/15	3,658
2,000,000	Chase Issuance Trust, 0.30%, 5/15/15	2,002
1,400,000	Chester Asset Receivables Dealings PLC, 4.65%, 9/15/15 GBP (b)	2,314
680,000	Chester Asset Receivables Dealings PLC, 0.89%, 4/15/16 GBP (b)	1,094
418,633	Consumer Funding LLC, 5.43%, 4/20/15	426
1,400,000	Discover Card Master Trust, 0.81%, 8/15/17	1,412
2,500,000	Discover Card Master Trust, 5.65%, 12/15/15	2,583
2,000,000	GE Capital Credit Card Master Note Trust, 1.03%, 1/15/18	2,022
606,630	Globaldrive BV 144A, 0.86%, 4/20/19 EUR (a) (b)	791
2,200,000	Golden Credit Card Trust 144A, 0.66%, 7/17/17 (a)	2,208
1,250,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 (a)	1,255
900,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 EUR (a) (b)	1,177
1,350,000	Honda Auto Receivables Owner Trust, 0.57%, 8/15/14	1,352
1,540,653	Honda Auto Receivables Owner Trust, 0.67%, 4/21/14	1,543
1,520,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (a)	1,522
918,317	MMAF Equipment Finance LLC 144A, 0.90%, 4/15/14 (a)	919
4,700,000	Nissan Auto Receivables Owner Trust, 0.54%, 10/15/14	4,708
1,230,000	Penarth Master Issuer PLC 144A, 0.78%, 3/18/14 (a)	1,232

Principal or Shares	Security Description	Value (000)
710,000	Penarth Master Issuer PLC 144A, 0.86%, 5/18/15 (a)	$711
2,700,000	SLM Student Loan Trust, 0.37%, 1/25/22	2,701
1,750,000	USAA Auto Owner Trust, 0.38%, 6/15/15	1,751
1,911,605	Volkswagen Auto Loan Enhanced Trust, 2.14%, 8/22/16	1,930
2,100,000	Volkswagen Car Lease, 0.37%, 7/21/18 EUR (b)	2,725

		48,233

Commercial Paper (3%)
170,000,000	Abu Dhabi Commercial Bank ECP, 0.30%, 3/11/13 JPY (b) (d)	2,125
1,250,000	RBOSGP CP, 1.46%, 12/4/12 (d)	1,249
2,000,000	RBTSYS CP, 1.52%, 9/6/13 (d)	1,987
1,150,000	VOD CP, 1.76%, 7/24/13 (d)	1,143

		6,504

Corporate (54%)
240,000	American Express Credit Corp., 1.75%, 6/12/15	246
1,000,000	American Express Credit Corp., 1.91%, 6/19/13 (c)	1,010
1,120,000	American Honda Finance Corp. 144A, 1.04%, 8/5/13 (a)	1,124
1,110,000	American Honda Finance Corp. 144A, 1.45%, 2/27/15 (a)	1,126
960,000	Anheuser-Busch InBev Worldwide Inc., 0.80%, 7/15/15	963
1,570,000	Appalachian Power Co., 0.80%, 8/16/13	1,572
480,000	AT&T Inc., 0.87%, 2/13/15	485
1,100,000	Banco Bradesco SA/Cayman Islands 144A, 2.53%, 5/16/14 (a)	1,111
1,000,000	Bank of America Corp., 1.50%, 10/9/15	1,002
1,100,000	Bank of America Corp., 3.70%, 9/1/15	1,168
1,140,000	Bank of Montreal, 0.87%, 9/11/15	1,146
1,000,000	Bank of New York Mellon Corp., 0.72%, 1/31/14	1,004
850,000	Bank of Nova Scotia, 0.75%, 10/9/15	850
1,300,000	Bank of Nova Scotia, 1.85%, 1/12/15	1,335
1,050,000	Banque PSA Finance SA 144A, 2.25%, 4/4/14 (a)	1,030
920,000	Barclays Bank PLC, 1.38%, 1/13/14	925
1,200,000	Barrick Gold Corp., 1.75%, 5/30/14	1,220

9	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
650,000	Bat International Finance PLC 144A, 1.40%, 6/5/15 (a)	$657
1,000,000	BB&T Corp., 1.01%, 4/28/14	1,008
500,000	BHP Billiton Finance USA Ltd., 1.00%, 2/24/15	505
1,500,000	BP Capital Markets PLC, 3.875%, 3/10/15	1,612
1,200,000	British Telecommunications PLC, 1.50%, 12/20/13	1,208
750,000	Caixa Economica Federal 144A, 2.37%, 11/6/17 (a)	750
640,000	Campbell Soup Co., 0.74%, 8/1/14	643
1,150,000	Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	1,159
760,000	Caterpillar Financial Services Corp., 0.57%, 8/27/14	762
1,650,000	Caterpillar Financial Services Corp., 0.78%, 2/9/15	1,658
810,000	Citigroup Inc., 1.28%, 2/15/13	812
1,100,000	Citigroup Inc., 2.25%, 8/7/15	1,129
1,500,000	Clorox Co., 5.00%, 3/1/13	1,522
800,000	Coca-Cola Enterprises Inc., 0.73%, 2/18/14	802
625,000	Coca-Cola Enterprises Inc., 1.12%, 11/12/13	628
1,000,000	Commonwealth Bank of Australia 144A, 1.11%, 3/17/14 (a)	1,006
230,000	Computer Sciences Corp., 2.50%, 9/15/15	235
170,000	ConAgra Foods Inc., 1.35%, 9/10/15	172
1,200,000	Covidien International Finance SA, 1.87%, 6/15/13	1,211
1,420,000	Credit Suisse New York, 1.30%, 1/14/14	1,431
1,410,000	Daimler Finance North America LLC 144A, 0.97%, 3/28/14 (a)	1,416
720,000	DENTSPLY International Inc., 1.93%, 8/15/13	723
495,000	Digital Realty Trust LP, 4.50%, 7/15/15	532
750,000	DTE Energy Co., 1.11%, 6/3/13	752
460,000	eBay Inc., 0.70%, 7/15/15	462
270,000	Ecolab Inc., 1.00%, 8/9/15	271
270,000	Ecolab Inc., 2.37%, 12/8/14	280
200,000	ERAC USA Finance LLC 144A, 1.40%, 4/15/16 (a)	202
410,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (a)	416
1,100,000	Express Scripts Holding Co. 144A, 2.10%, 2/12/15 (a)	1,126
300,000	Freeport-McMoRan Copper & Gold Inc., 1.40%, 2/13/15	303
1,100,000	General Electric Capital Corp., 0.64%, 9/15/14	1,097
1,280,000	General Electric Capital Corp., 1.62%, 7/2/15	1,303
750,000	Georgia Power Co., 0.61%, 1/15/13	750
1,600,000	Georgia Power Co., 0.70%, 3/15/13	1,601
340,000	Gilead Sciences Inc., 2.40%, 12/1/14	352
1,000,000	Goldman Sachs Group Inc., 1.43%, 2/7/14 (c)	1,004
600,000	Harley-Davidson Financial Services Inc. 144A, 1.15%, 9/15/15 (a)	603
250,000	HCP Inc., 2.70%, 2/1/14	255
210,000	Heineken NV 144A, 0.80%, 10/1/15 (a)	211
800,000	Hewlett-Packard Co., 1.93%, 9/19/14	807
700,000	HSBC Bank PLC 144A, 3.10%, 5/24/16 (a)	741
750,000	HSBC Finance Corp., 0.59%, 1/15/14	747
510,000	Hyundai Capital America 144A, 1.62%, 10/2/15 (a)	514
1,030,000	ING Bank NV 144A, 1.43%, 3/15/13 (a)	1,033
1,350,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	1,358
2,130,000	John Deere Capital Corp., 0.46%, 4/25/14	2,134
520,000	Johnson Controls Inc., 0.85%, 2/4/14	522
1,000,000	JPMorgan Chase & Co., 1.10%, 10/15/15	1,000
930,000	JPMorgan Chase & Co., 1.11%, 1/24/14	936
625,000	Kellogg Co., 4.25%, 3/6/13	633
965,000	Kroger Co., 5.50%, 2/1/13	976
1,470,000	Lloyds TSB Bank PLC, 2.66%, 1/24/14	1,496
1,160,000	Macquarie Bank Ltd. 144A, 3.30%, 7/17/14 (a)	1,215

Principal or Shares	Security Description	Value (000)
1,000,000	Macquarie Bank Ltd. 144A, 4.10%, 12/17/13 (a)	$1,041
530,000	Marathon Oil Corp., 0.90%, 11/1/15	532
1,010,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (a)	1,015
1,000,000	MetLife Inc., 1.69%, 8/6/13	1,009
310,000	MetLife Inc., 2.37%, 2/6/14	317
1,100,000	MetLife Institutional Funding 144A, 1.25%, 4/4/14 (a)	1,110
700,000	Mondelez International Inc., 2.62%, 5/8/13	707
700,000	Mondelez International Inc., 5.25%, 10/1/13	728
800,000	Mondelez International Inc., 6.00%, 2/11/13	811
1,100,000	Morgan Stanley, 1.91%, 1/24/14	1,108
960,000	National Australia Bank Ltd. 144A, 0.83%, 1/8/13 (a)	961
300,000	National Rural Utilities Cooperative Finance Corp., 0.60%, 4/4/14	301
520,000	National Rural Utilities Cooperative Finance Corp., 1.00%, 2/2/15	525
1,060,000	National Rural Utilities Corp., 0.53%, 8/9/13	1,060
1,910,000	New York Life Global Funding 144A, 0.40%, 9/19/14 (a)	1,910
960,000	NextEra Energy Capital Holdings Inc., 0.83%, 11/9/12	960
180,000	NextEra Energy Capital Holdings Inc., 1.20%, 6/1/15	181
1,000,000	Nordea Bank AB 144A, 1.24%, 1/14/14 (a)	1,005
1,000,000	Nordea Eiendomskreditt AS 144A, 0.77%, 4/7/15 (a)	1,000
470,000	PACCAR Financial Corp., 0.66%, 6/5/14	472
1,100,000	PACCAR Financial Corp., 1.55%, 9/29/14	1,121
700,000	Penske Truck Leasing Co. 144A, 3.12%, 5/11/15 (a)	715
560,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 2.50%, 3/15/16 (a)	559
2,110,000	PepsiCo Inc., 0.70%, 8/13/15	2,120
550,000	Phillips 66 144A, 1.95%, 3/5/15 (a)	564
600,000	Principal Financial Global Funding LLC, 5.62%, 9/24/13 GBP (b)	998
2,100,000	Procter & Gamble Co., 0.33%, 2/14/14	2,102
300,000	Quest Diagnostic Inc., 1.22%, 3/24/14	302
340,000	Raytheon Co., 1.40%, 12/15/14	347
700,000	RCI Banque SA 144A, 2.21%, 4/11/14 (a)	699
500,000	RCI Banque SA, 1.11%, 4/7/15 EUR (b)	588
250,000	Reynolds American Inc., 1.05%, 10/30/15	251
1,200,000	Rio Tinto Finance USA Ltd., 1.12%, 3/20/15 (c)	1,212
1,000,000	Rogers Communications Inc., 6.25%, 6/15/13	1,035
2,000,000	Royal Bank of Canada, 0.63%, 4/17/14	2,007
570,000	SABMiller Holdings Inc. 144A, 1.85%, 1/15/15 (a)	585
2,080,000	Safeway Inc., 1.90%, 12/12/13	2,081
590,000	SK Telecom Co. Ltd. 144A, 2.12%, 5/1/18 (a)	590
1,450,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (a)	1,460
1,390,000	Svenska Handelsbanken, 0.77%, 1/18/13	1,391
1,220,000	Svenska Handelsbanken/New York, 0.91%, 9/25/13	1,224
1,200,000	Swedbank AB 144A, 2.90%, 1/14/13 (a)	1,206
1,100,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.03%, 3/17/15 (a)	1,105
750,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	752
880,000	Texas Instruments Inc., 0.45%, 8/3/15	880
270,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	271
550,000	Thermo Fisher Scientific Inc., 3.20%, 5/1/15	579
1,330,000	Toronto-Dominion Bank, 0.64%, 7/14/14	1,337
1,040,000	Toyota Motor Credit Corp., 0.87%, 7/17/15	1,046
860,000	Toyota Motor Credit Corp., 1.00%, 2/17/15	868
1,070,000	TransCanada PipeLines Ltd., 0.87%, 3/2/15	1,082

Annual Report	10

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
430,000	Unilever Capital Corp., 0.45%, 7/30/15	$429
1,030,000	Union Bank NA, 1.36%, 6/6/14	1,039
1,385,000	United Technologies Corp., 0.91%, 6/1/15	1,403
240,000	UnitedHealth Group Inc., 0.85%, 10/15/15	241
1,200,000	US Bancorp, 4.20%, 5/15/14	1,268
1,000,000	US Bank NA, 0.62%, 10/14/14	999
1,300,000	Verizon Communications Inc., 0.97%, 3/28/14	1,311
700,000	VF Corp., 1.18%, 8/23/13	704
1,250,000	Viacom Inc., 1.25%, 2/27/15	1,263
500,000	Vodafone Group PLC, 0.77%, 9/5/13 EUR (b)	650
640,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (a)	646
1,000,000	Wachovia Corp., 4.87%, 2/15/14	1,050
1,200,000	Wachovia Corp., 5.50%, 5/1/13	1,230
1,260,000	Walgreen Co., 0.89%, 3/13/14	1,264
550,000	WellPoint Inc., 1.25%, 9/10/15	556
1,500,000	Westpac Banking Corp. 144A, 2.70%, 12/9/14 (a)	1,552
1,000,000	Westpac Banking Corp. 144A, 2.90%, 9/10/14 (a)	1,044
1,250,000	Westpac Banking Corp., 1.12%, 9/25/15	1,255
860,000	Xstrata Finance Canada Ltd. 144A, 1.80%, 10/23/15 (a)	862

		130,594

FDIC Guaranteed (1%)
433,361	FDIC Structured Sale Guaranteed Notes 144A, 0.76%, 2/25/48 (a)	435
2,327,156	FDIC Structured Sale Guaranteed Notes 144A, 0.93%, 12/4/20 (a)	2,345

		2,780

Foreign Government (1%)
860,000	Mexico Government International Bond, 5.87%, 2/17/14	915
1,000,000	Qatar Government International Bond 144A, 4.00%, 1/20/15 (a)	1,064

		1,979

Foreign Government Guaranteed (0%)
1,500,000	National Australia Bank Ltd. 144A, 3.375%, 7/8/14 (a)	1,573
Mortgage Backed (9%)
1,380,000	Arkle Master Issuer PLC 144A, 1.58%, 5/17/60 (a)	1,384
342,699	Asset Backed Funding Certificates, 0.83%, 4/25/34	293
50,599	Bear Stearns Alt-A Trust, 2.84%, 3/25/34	51
2,102,465	Credit Suisse Mortgage Capital Certificates 144A, 1.21%, 2/27/47 (a)	2,093
626,986	FH 1B2612 ARM, 2.54%, 11/1/34	661
324,253	FH 847515 ARM, 2.75%, 2/1/34	345
947,687	FHLMC Structured Pass Through Securities, 3.61%, 2/27/15	964
3,500,000	FN 468531 ARM, 0.58%, 7/1/16	3,519
109,256	FN 708229 ARM, 2.00%, 4/1/33	115
2,377,777	FN 784365 ARM, 2.30%, 5/1/34	2,535
137,586	FN 878544 ARM, 2.97%, 3/1/36	148
615,953	FN 889821 ARM, 2.69%, 12/1/36	659
716,241	FN AD0079 ARM, 2.72%, 11/1/35	765
2,029,750	FN AL0502 30YR, 3.07%, 6/1/41	2,134
1,158,967	Fosse Master Issuer PLC 144A, 1.72%, 10/18/54 (a)	1,176
1,000,000	Fosse Master Issuer PLC 144A, 1.72%, 10/18/54 (a)	1,021
520,924	GNR 02-48 FT, 0.41%, 12/16/26	524
850,000	Granite Master Issuer PLC, 1.07%, 12/17/54	689
819,472	Harborview Mortgage Loan Trust, 3.01%, 1/19/35	703
312,932	Long Beach Mortgage Loan Trust, 5.87%, 8/25/33	194
440,536	MASTR Asset Securitization Trust, 5.00%, 7/25/19	460

Principal or Shares	Security Description	Value (000)
304,448	Sequoia Mortgage Trust, 1.01%, 10/20/27	$304
900,000	Springleaf Mortgage Loan Trust 144A, 1.57%, 12/25/59 (a)	902
329,813	Structured Adjustable Rate Mortgage Loan Trust, 2.84%, 9/25/34	310
333,138	Structured Asset Mortgage Investments Inc., 3.92%, 7/25/32	341

		22,290

Municipal (3%)
1,570,000	California State, 2.50%, 6/20/13	1,592
1,295,000	Louisiana State, 0.95%, 7/15/14	1,299
250,000	Michigan State Finance Authority, 2.00%, 8/20/13	253
630,000	New York State Liberty Development Corp., 0.25%, 12/1/49	630
1,300,000	South Carolina State Public Service Authority, 0.91%, 6/2/14	1,303
1,000,000	University of California, 0.79%, 7/1/41	1,003
260,000	University of California, 1.98%, 5/15/50	262

		6,342

NCUA Guaranteed (2%)
609,088	NCUA Guaranteed Notes Trust 2010-C1, 1.60%, 10/29/20	618
1,049,570	NCUA Guaranteed Notes Trust 2010-R1, 0.67%, 10/7/20	1,053
612,804	NCUA Guaranteed Notes Trust 2010-R2, 0.58%, 11/6/17	614
962,530	NCUA Guaranteed Notes Trust 2011-R1, 0.66%, 1/8/20	964
63,904	NCUA Guaranteed Notes Trust 2011-R2, 0.61%, 2/6/20	64
1,150,000	NCUA Guaranteed Notes, 0.23%, 6/12/13	1,150

		4,463

U.S. Treasury (8%)
4,000,000	U.S. Treasury Bill, 0.36%, 7/25/13 (d)	3,995
2,000,000	U.S. Treasury Note, 0.12%, 8/31/13	1,999
9,000,000	U.S. Treasury Note, 0.25%, 2/28/14	9,002
2,000,000	U.S. Treasury Note, 0.25%, 6/30/14	2,000
2,000,000	U.S. Treasury Note, 0.25%, 9/15/15	1,993

		18,989

Total Bonds (Cost - $243,251)		243,747

Investment Company (Cost - $2,811) (1%)
2,810,577	Payden Cash Reserves Money Market Fund *	2,811

Total (Cost - $246,062) (102%)		246,558
Liabilities in excess of Other Assets (-2%)		(4,545)

Net Assets (100%)		$242,013

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.

11	Payden Mutual Funds

(c)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $2,557 and the total market value of the collateral held by the Fund is $2,630. Amounts in 000s.

(d)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/8/2012	Euro (Sell 4,600)	Citigroup	$6
11/8/2012	Japanese Yen (Sell 169,800)	Barclays	46

			52

Liabilities:
11/8/2012	British Pound (Sell 2,417)	HSBC Securities	$(8)

			$(8)

See notes to financial statements.

Annual Report	12

Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade sucurities with a maximum average portfolio maturity not to exceed three years.

Portfolio Composition - present of value
Corporate	64%
Mortgage backed	19%
Asset backed	6%
U.S. Tresuary	3%
Other	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (105%)
Asset Backed (6%)
500,000	Citibank Omni Master Trust 144A, 5.35%, 8/15/18 (a)	$542
6,100,000	Enterprise Fleet Financing LLC 144A, 1.14%, 11/20/17 (a)	6,138
2,150,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (a)	2,172
4,000,000	GE Capital Credit Card Master Note Trust, 1.03%, 1/15/18	4,044
1,358,323	Globaldrive BV 144A, 0.86%, 4/20/19 EUR (a) (b)	1,771
2,850,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 (a)	2,861
2,000,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 EUR (a) (b)	2,616
5,190,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (a)	5,197
1,146,343	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (a)	1,255
2,940,000	MMAF Equipment Finance LLC 144A, 1.27%, 9/15/15 (a)	2,957
1,660,000	Penarth Master Issuer PLC 144A, 0.78%, 3/18/14 (a)	1,663
1,600,000	Penarth Master Issuer PLC 144A, 0.86%, 5/18/15 (a)	1,603

		32,819

Commercial Paper (1%)
310,000,000	Abu Dhabi Commercial Bank ECP, 0.00%, 3/11/13 JPY (b)	3,874
Corporate (69%)
980,000	AES Corp., 7.75%, 3/1/14	1,056
2,000,000	African Development Bank, 2.50%, 3/15/16	2,131
1,020,000	Airgas Inc., 2.85%, 10/1/13	1,038
175,000	Airgas Inc., 3.25%, 10/1/15	186
850,000	Alabama Power Co., 5.80%, 11/15/13	897
2,800,000	Ally Financial Inc. 4.62%, 6/26/15	2,911
600,000	America Movil SAB de CV, 3.62%, 3/30/15	643
660,000	American Express Credit Corp., 1.75%, 6/12/15	677
1,650,000	American Express Credit Corp., 5.37%, 10/1/14 GBP (b)	2,863
200,000	American Honda Finance Corp. 144A, 1.00%, 8/11/15 (a)	200

Principal or Shares	Security Description	Value (000)
1,100,000	American Honda Finance Corp. 144A, 1.04%, 8/5/13 (a)	$1,104
2,400,000	American Honda Finance Corp. 144A, 1.45%, 2/27/15 (a)	2,435
870,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (a)	876
880,000	American International Group Inc., 2.37%, 8/24/15	895
1,045,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,102
1,530,000	Amgen Inc., 1.87%, 11/15/14	1,573
1,400,000	Amgen Inc., 2.30%, 6/15/16	1,461
1,430,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (a)	1,441
1,850,000	ArcelorMittal, 4.00%, 8/5/15 (d)	1,861
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,737
3,910,000	AT&T Inc., 0.87%, 2/13/15	3,948
2,800,000	Banco Bradesco SA/Cayman Islands 144A, 2.53%, 5/16/14 (a)	2,828
1,015,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (a)	1,089
1,400,000	Banco de Credito e Inversiones 144A, 3.00%, 9/13/17 (a)	1,425
1,600,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (a) (d)	1,688
1,080,000	Bank of America Corp., 1.50%, 10/9/15	1,082
1,180,000	Bank of America Corp., 3.75%, 7/12/16	1,266
1,815,000	Bank of Ceylon 144A, 6.87%, 5/3/17 (a)	1,960
1,770,000	Bank of Nova Scotia, 0.75%, 10/9/15	1,770
3,000,000	Bank of Nova Scotia, 1.85%, 1/12/15	3,081
1,950,000	Barclays Bank PLC, 1.38%, 1/13/14	1,960
150,000	Barclays Bank PLC, 3.90%, 4/7/15	160
890,000	Barrick Gold Corp., 1.75%, 5/30/14	905
1,800,000	Bat International Finance PLC 144A, 1.40%, 6/5/15 (a)	1,820
860,000	BB&T Corp., 1.60%, 8/15/17	876
1,100,000	BB&T Corp., 3.375%, 9/25/13	1,128
2,210,000	BHP Billiton Finance USA Ltd., 1.00%, 2/24/15	2,232
600,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	642
1,550,000	British Telecommunications PLC, 2.00%, 6/22/15	1,591
2,000,000	Cadbury Schweppes US Finance LLC 144A, 5.12%, 10/1/13 (a)	2,073

13	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,250,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (a)	$2,274
3,000,000	Caisse d’Amortissement de la Dette Sociale 144A, 2.12%, 4/12/17 (a)	3,114
1,620,000	Caixa Economica Federal 144A, 2.37%, 11/6/17 (a)	1,620
2,510,000	Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	2,529
1,660,000	Capital One Financial Corp., 2.12%, 7/15/14	1,694
1,675,000	Case New Holland Inc., 7.75%, 9/1/13	1,767
1,260,000	Caterpillar Financial Services Corp., 1.10%, 5/29/15	1,276
990,000	Chesapeake Energy Corp., 7.625%, 7/15/13	1,030
2,700,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 BRL (a) (b)	1,433
1,485,000	CIT Group Inc. 144A, 4.75%, 2/15/15 (a)	1,544
2,403,000	Citigroup Inc., 2.25%, 8/7/15	2,467
1,170,000	Citigroup Inc., 4.45%, 1/10/17	1,294
1,000,000	Citigroup Inc., 6.00%, 12/13/13	1,057
1,500,000	Clorox Co., 5.00%, 3/1/13	1,522
1,780,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,904
2,500,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (a)	2,546
300,000	Commonwealth Bank of Australia 144A, 3.62% 6/25/14 (a)	316
510,000	Computer Sciences Corp., 2.50%, 9/15/15	521
370,000	ConAgra Foods Inc., 1.35%, 9/10/15	373
346,000	ConocoPhillips, 4.75%, 2/1/14	364
400,000	CONSOL Energy Inc., 8.00%, 4/1/17	425
770,000	Covidien International Finance SA, 1.35%, 5/29/15	783
1,175,000	Covidien International Finance SA, 1.87%, 6/15/13	1,186
1,540,000	Daimler Finance North America LLC 144A, 1.87%, 9/15/14 (a)	1,565
3,360,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (a)	3,400
590,000	Danaher Corp., 1.30%, 6/23/14	599
2,630,000	Danske Bank AS 144A, 1.39%, 4/14/14 (a)	2,605
1,580,000	DENTSPLY International Inc., 1.93%, 8/15/13	1,588
550,000	Deutsche Telekom International Finance BV, 5.875%, 8/20/13	572
1,190,000	Digital Realty Trust LP, 4.50%, 7/15/15	1,279
260,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/1/16	278
2,370,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 4.75%, 10/1/14	2,546
2,070,000	DISH DBS Corp., 4.62%, 7/15/17	2,145
2,005,000	Dollar General Corp., 4.12%, 7/15/17	2,105
1,620,000	Dow Chemical Co., 2.50%, 2/15/16	1,696
1,660,000	DTE Energy Co., 1.11%, 6/3/13	1,664
650,000	Duke Energy Corp., 3.95%, 9/15/14	688
1,000,000	Duke Realty LP, 5.40%, 8/15/14	1,068
1,110,000	Eastman Chemical Co., 2.40%, 6/1/17	1,153
560,000	Ecolab Inc., 2.37%, 12/8/14	581
1,235,000	EnCana Holdings Finance Corp., 5.80%, 5/1/14	1,323
570,000	Enterprise Products Operating LLC, 1.25%, 8/13/15	576
1,650,000	Enterprise Products Operating LLC, 3.20%, 2/1/16	1,766
800,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	872
360,000	Equifax Inc., 4.45%, 12/1/14	380
1,100,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (a)	1,113
1,300,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (a)	1,319
760,000	Express Scripts Holding Co. 144A, 2.10%, 2/12/15 (a)	778

Principal or Shares	Security Description	Value (000)
1,600,000	FMG Resources August 2006 Pty Ltd. 144A, 6.00%, 4/1/17 (a)	$1,544
2,360,000	Ford Motor Credit Co. LLC, 3.87%, 1/15/15	2,461
480,000	Forest Oil Corp., 8.50%, 2/15/14 (d)	520
600,000	Freeport-McMoRan Copper & Gold Inc., 1.40%, 2/13/15	606
550,000	Freeport-McMoRan Copper & Gold Inc., 2.15%, 3/1/17	559
1,375,000	Frontier Communications Corp, 6.25%, 1/15/13	1,389
610,000	GDF Suez 144A, 1.62%, 10/10/17 (a)	615
1,800,000	General Electric Capital Corp., 0.98%, 4/7/14	1,812
825,000	General Electric Capital Corp., 1.62%, 7/2/15	840
1,730,000	General Electric Capital Corp., 3.75%, 11/14/14	1,832
2,040,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	2,091
2,030,000	Georgia Power Co., 1.30%, 9/15/13	2,047
720,000	Gilead Sciences Inc., 2.40%, 12/1/14	745
1,990,000	GlaxoSmithKline Capital PLC, 0.75%, 5/8/15	2,000
2,660,000	Goldman Sachs Group Inc., 1.43%, 2/7/14 (d)	2,671
1,500,000	Goldman Sachs Group Inc., 3.30%, 5/3/15	1,568
2,050,000	Harley-Davidson Financial Services Inc. 144A, 1.15%, 9/15/15 (a)	2,061
1,060,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	1,114
500,000	HCA Inc., 6.75%, 7/15/13	519
2,690,000	HCP Inc., 2.70%, 2/1/14	2,742
1,910,000	Health Care REIT Inc., 6.00%, 11/15/13	2,000
1,120,000	Heineken NV 144A, 0.80%, 10/1/15 (a)	1,123
2,100,000	Hewlett-Packard Co., 2.35%, 3/15/15	2,122
1,700,000	HJ Heinz Co., 1.50%, 3/1/17	1,729
1,800,000	HSBC Bank PLC 144A, 1.62%, 7/7/14 (a)	1,809
2,400,000	HSBC Bank PLC 144A, 3.10%, 5/24/16 (a)	2,542
1,110,000	Hyundai Capital America 144A, 1.62%, 10/2/15 (a)	1,118
720,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (a)	762
1,180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (a)	1,246
2,600,000	ING Bank NV 144A, 3.75%, 3/7/17 (a)	2,756
790,000	Ingredion Inc., 3.20%, 11/1/15	834
3,100,000	International Business Machines Corp., 0.75%, 5/11/15	3,120
1,300,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (a)	1,404
1,025,000	International Lease Finance Corp., 4.87%, 4/1/15	1,065
1,110,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (a)	1,156
2,160,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	2,221
1,500,000	John Deere Capital Corp., 0.70%, 9/4/15	1,503
3,420,000	John Deere Capital Corp., 1.60%, 3/3/14	3,472
1,045,000	JPMorgan Chase & Co., 1.87%, 3/20/15	1,066
760,000	JPMorgan Chase & Co., 3.15%, 7/5/16	805
2,160,000	Kellogg Co., 1.12%, 5/15/15	2,180
1,400,000	KeyCorp, 3.75%, 8/13/15	1,508
4,230,000	Korea Finance Corp., 3.25%, 9/20/16	4,485
2,500,000	Korea Gas Corp. 144A, 2.25%, 7/25/17 (a)	2,525
2,740,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (a)	2,866
980,000	Kraft Foods Group Inc. 144A, 1.62%, 6/4/15 (a)	1,000
1,300,000	Kroger Co., 2.20%, 1/15/17	1,332
850,000	Lender Processing Services Inc., 5.75%, 4/15/23	903
1,500,000	Lennar Corp. 144A, 4.75%, 12/15/17 (a)	1,571
4,160,000	Lloyds TSB Bank PLC, 2.66%, 1/24/14	4,234
1,350,000	Lotte Shopping Co. Ltd. 144A, 3.37%, 5/9/17 (a)	1,408
550,000	Macy’s Retail Holdings Inc., 5.75%, 7/15/14	594
1,160,000	Marathon Oil Corp., 0.90%, 11/1/15	1,165
1,010,000	Masco Corp., 4.80%, 6/15/15	1,061
2,580,000	Metropolitan Life Global Funding I 144A, 1.70%, 6/29/15 (a)	2,637
650,000	Mondelez International Inc., 2.62%, 5/8/13	657
760,000	Mondelez International Inc., 5.25%, 10/1/13	790
2,750,000	Morgan Stanley, 1.29%, 4/29/13	2,755
2,030,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	2,131
1,200,000	National Bank of Canada, 1.50%, 6/26/15	1,227

Annual Report	14

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
1,030,000	National Rural Utilities Cooperative Finance Corp., 1.00%, 2/2/15	$1,040
740,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	746
460,000	NBCUniversal Media LLC, 2.10%, 4/1/14	469
1,720,000	NBCUniversal Media LLC, 3.65%, 4/30/15	1,845
410,000	NextEra Energy Capital Holdings Inc., 1.20%, 6/1/15	412
2,250,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	2,289
1,240,000	Nissan Motor Acceptance Corp. 144A, 1.95%, 9/12/17 (a)	1,260
1,680,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (a)	1,690
990,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (a)	1,027
400,000	Novartis Capital Corp., 4.125%, 2/10/14	418
1,600,000	Ohio Power Co., 5.50%, 3/1/13	1,626
1,220,000	Oracle Corp., 1.20% 10/15/17	1,228
1,500,000	Oversea-Chinese Banking Corp. Ltd. 144A, 1.62%, 3/13/15 (a)	1,519
620,000	PACCAR Financial Corp., 1.05%, 6/5/15	627
560,000	Penske Truck Leasing Co. 144A, 2.50%, 7/11/14 (a)	566
2,500,000	Penske Truck Leasing Co. 144A, 3.12%, 5/11/15 (a)	2,553
3,600,000	PepsiCo Inc., 0.75%, 3/5/15 (d)	3,620
810,000	Petrobras International Finance Co., 2.87%, 2/6/15	837
2,500,000	Petroleos Mexicanos, 4.875%, 3/15/15 (d)	2,688
400,000	Pfizer Inc., 3.625%, 6/3/13 EUR (b)	529
2,000,000	PHH Corp., 7.37%, 9/1/19 (d)	2,150
600,000	Phillips 66 144A, 1.95%, 3/5/15 (a)	615
600,000	Phillips 66 144A, 2.95%, 5/1/17 (a)	641
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,069
1,875,000	Prudential Financial Inc., 2.75%, 1/14/13	1,883
2,500,000	Prudential Financial Inc., 4.75%, 4/1/14	2,634
500,000	Prudential Financial Inc., 4.75%, 9/17/15	553
2,000,000	Prudential Financial Inc., 5.15%, 1/15/13	2,019
780,000	Quest Diagnostic Inc., 1.22%, 3/24/14	786
750,000	Raytheon Co., 1.40%, 12/15/14	765
3,800,000	RCI Banque SA 144A, 2.21%, 4/11/14 (a)	3,794
540,000	Reynolds American Inc., 1.05%, 10/30/15	542
1,500,000	Rio Tinto Finance USA Ltd., 1.12%, 3/20/15	1,515
1,260,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (a)	1,254
835,000	Rock-Tenn Co. 144A, 4.45%, 3/1/19 (a)	907
750,000	Rogers Communications Inc., 6.25%, 6/15/13	776
820,000	Rogers Communications Inc., 6.375%, 3/1/14	882
1,880,000	Sabine Pass LNG LP, 7.50%, 11/30/16	2,063
1,000,000	SABMiller Holdings Inc. 144A, 1.85%, 1/15/15 (a)	1,025
1,440,000	SABMiller Holdings Inc. 144A, 2.45%, 1/15/17 (a)	1,511
1,100,000	Sanofi, 1.62%, 3/28/14	1,118
830,000	SBA Communications Corp. 144A, 5.62%, 10/1/19 (a)	847
410,000	Simon Property Group LP, 4.20%, 2/1/15 (d)	437
1,920,000	SK Telecom Co. Ltd. 144A, 2.12%, 5/1/18 (a)	1,921
1,500,000	Sparebank 1 Boligkreditt AS 144A, 2.62%, 5/26/17 (a)	1,591
965,000	Statoil ASA, 2.90%, 10/15/14	1,010
1,150,000	Steel Dynamics Inc., 7.375%, 11/1/12	1,153
810,000	Stryker Corp., 3.00%, 1/15/15	849
2,700,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.03%, 3/17/15 (a)	2,713
665,000	Target Corp., 1.12%, 7/18/14	673
2,780,000	Tech Data Corp., 3.75%, 9/21/17	2,822
2,500,000	Telecom Italia SPA, 0.80%, 12/6/12 EUR (b)	3,239
2,000,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	2,005
1,340,000	Tesoro Corp., 4.25%, 10/1/17	1,397
3,200,000	Teva Pharmaceutical Finance III BV, 0.87%, 3/21/14	3,220

Principal or Shares	Security Description	Value (000)
2,383,000	Texas Instruments Inc., 0.45%, 8/3/15	$2,383
1,010,000	Time Warner Inc., 3.15%, 7/15/15	1,076
2,625,000	Toronto-Dominion Bank, 2.50%, 7/14/16	2,773
840,000	Total Capital International SA, 1.50%, 2/17/17	856
1,390,000	Toyota Motor Credit Corp., 0.87%, 7/17/15	1,397
3,850,000	Toyota Motor Credit Corp., 1.00%, 2/17/15	3,885
3,900,000	TransCanada PipeLines Ltd., 0.87%, 3/2/15	3,945
1,000,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	1,066
1,180,000	Unilever Capital Corp., 0.45%, 7/30/15	1,178
2,740,000	Union Bank NA, 2.12%, 12/16/13	2,793
620,000	United Technologies Corp., 1.20%, 6/1/15	632
500,000	UnitedHealth Group Inc., 1.40%, 10/15/17	504
2,120,000	US Bancorp, 1.37%, 9/13/13	2,138
1,380,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (a)	1,459
1,240,000	Veolia Environnement SA, 5.25%, 6/3/13	1,267
1,100,000	Viacom Inc., 4.375%, 9/15/14	1,175
3,200,000	Vodafone Group PLC, 4.15%, 6/10/14	3,382
700,000	Volkswagen International Finance NV 144A, 1.62%, 3/22/15 (a)	711
2,240,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (a)	2,261
2,000,000	Vornado Realty LP, 4.25%, 4/1/15	2,127
3,145,000	Wachovia Bank NA, 4.80%, 11/1/14	3,379
600,000	Walgreen Co., 0.89%, 3/13/14	602
2,100,000	Walgreen Co., 1.00%, 3/13/15	2,110
830,000	Watson Pharmaceuticals Inc., 1.87%, 10/1/17	842
1,050,000	WellPoint Inc., 1.25%, 9/10/15	1,061
2,830,000	WellPoint Inc., 2.37%, 2/15/17	2,935
1,430,000	Wells Fargo & Co., 2.10%, 5/8/17	1,474
2,555,000	Westfield Capital LLC 144A, 5.12%, 11/15/14 (a)	2,752
300,000	Westpac Securities NZ Ltd. 144A, 3.45%, 7/28/14 (a)	314
1,590,000	Windstream Corp., 7.875%, 11/1/17	1,779
425,000	Windstream Corp., 8.125%, 8/1/13	446
4,900,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	5,089
1,310,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (a)	1,394
560,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	580
2,140,000	WPX Energy Inc., 5.25%, 1/15/17	2,295
4,080,000	Xstrata Finance Canada Ltd. 144A, 2.45%, 10/25/17 (a)	4,074

		375,429

FDIC Guaranteed (3%)
1,733,445	FDIC Structured Sale Guaranteed Notes 144A, 0.76%, 2/25/48 (a)	1,738
6,756,261	FDIC Structured Sale Guaranteed Notes 144A, 0.93%, 12/4/20 (a)	6,807
1,910,454	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (a)	2,021
2,887,136	FDIC Trust 144A, 2.18%, 5/25/50 (a)	2,891

		13,457

Foreign Government (1%)
2,000,000	Asian Development Bank, 0.75%, 9/1/15	2,019
300,000	Kommunalbanken AS 144A, 2.75%, 5/5/15 (a)	316
49,851,000	Mexican Bonos, 6.00%, 6/18/15 MXN (b)	3,906
750,000	Republic of Panama, 7.25%, 3/15/15	857

		7,098

Foreign Government Guaranteed (0%)
300,000	National Australia Bank Ltd. 144A, 3.375%, 7/8/14 (a)	315
Mortgage Backed (20%)
4,745,918	Adjustable Rate Mortgage Trust, 4.28%, 3/25/37	3,229
3,680,000	Arkle Master Issuer PLC 144A, 1.58%, 5/17/60 (a)	3,690
1,125,290	Banc of America Mortgage Securities Inc., 2.63%, 10/20/32	1,145

15	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
176,010	Bear Stearns Adjustable Rate Mortgage Trust, 2.92%, 1/25/35	$175
5,256,164	Credit Suisse Mortgage Capital Certificates 144A, 1.21%, 2/27/47 (a)	5,233
5,200,000	FN 468531 ARM, 0.58%, 7/1/16	5,229
1,717,326	FN 708229 ARM, 2.00%, 4/1/33	1,815
827,616	FN 743821 ARM, 2.21%, 11/1/33	872
818,674	FN 755867 ARM, 2.59%, 12/1/33	874
869,064	FN 790762 ARM, 2.53%, 9/1/34	920
1,062,771	FN 790764 ARM, 2.55%, 9/1/34	1,125
1,149,444	FN 794792 ARM, 2.57%, 10/1/34	1,224
1,600,526	FN 794797 ARM, 2.39%, 10/1/34	1,698
5,414,063	FN AB5990 15YR, 2.50%, 8/1/27	5,673
6,270,000	FN AB6287 15YR, 2.50%, 9/1/27	6,569
6,967,178	FN AO4073 15YR, 2.50%, 5/1/27	7,300
7,689,296	FN AP9539 30YR, 3.00%, 10/1/42	8,074
24,400,000	FNMA 4.50%, 30YR TBA (c)	26,329
5,000,000	Fosse Master Issuer PLC 144A, 1.72%, 10/18/54 (a)	5,107
3,272,942	Harborview Mortgage Loan Trust, 2.98%, 12/19/35	2,648
845,963	Homebanc Mortgage Trust, 1.07%, 8/25/29	708
484,656	Indymac Index Mortgage Loan Trust, 2.80%, 10/25/34	423
1,774,910	MLCC Mortgage Investors Inc., 2.49%, 2/25/36	1,709
1,149,925	MLCC Mortgage Investors Inc., 2.51%, 12/25/34	1,190
220,046	Morgan Stanley Mortgage Loan Trust, 2.45%, 7/25/34	222
248,419	Provident Funding Mortgage Loan Trust, 2.61%, 4/25/34	251
821,141	Sequoia Mortgage Trust, 1.01%, 10/20/27	819
2,484,471	Sequoia Mortgage Trust, 2.86%, 1/25/42	2,543
4,744,415	Sequoia Mortgage Trust, 3.50%, 4/25/42	4,927
2,100,000	Springleaf Mortgage Loan Trust 144A, 1.57%, 12/25/59 (a)	2,105
1,514,709	Springleaf Mortgage Loan Trust 144A, 2.22%, 10/25/57 (a)	1,523
2,308,963	Structured Adjustable Rate Mortgage Loan Trust, 2.82%, 8/25/34	2,237
519,799	Structured Adjustable Rate Mortgage Loan Trust, 2.88%, 10/25/34	485
922,168	Structured Asset Mortgage Investments Inc., 2.08%, 10/19/34	679

		108,750

Municipal (0%)
600,000	Citizens Property Insurance Corp., 5.00%, 3/1/13	609
920,000	University of California, 1.98%, 5/15/50	928

		1,537

NCUA Guaranteed (1%)
2,000,000	NCUA Guaranteed Notes Trust 2010-C1, 2.90%, 10/29/20	2,132
775,513	NCUA Guaranteed Notes Trust 2010-R1, 1.84%, 10/7/20	787
3,388,808	NCUA Guaranteed Notes Trust 2010-R2, 0.58%, 11/6/17	3,396

		6,315

U.S. Treasury (4%)
5,000,000	U.S. Treasury Note, 0.25%, 8/15/15	4,985
9,000,000	U.S. Treasury Note, 0.25%, 8/31/14	8,994
380,000	U.S. Treasury Note, 1.25%, 10/31/15 (e)	390
5,000,000	U.S. Treasury Note, 1.37%, 11/30/15	5,149

		19,518

Total Bonds (Cost - $562,108)		569,112

Principal or Shares	Security Description	Value (000)
Investment Company (Cost - $22,303) (4%)
22,302,810	Payden Cash Reserves Money Market Fund *	$22,303

Total (Cost - $584,411) (109%)		591,415
Liabilities in excess of Other Assets (-9%)		(49,606)

Net Assets (100%)		$541,809

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.

(c)	Security was purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $ 7,871 and the total market value of the collateral held by the Fund is $8,102. Amounts in 000s.

(e)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/8/2012	Japanese Yen (Sell 309,600)	Barclays	$85
1/30/2013	Mexican New Peso (Sell 52,440)	RBS	28

			$113

Liabilities:
1/16/2013	Brazilian Real (Sell 3,046)	HSBC Securities	$(3)
11/8/2012	British Pound (Sell 1,863)	HSBC Securities	(6)
11/8/2012	Euro (Sell 6,295)	Citigroup	(30)

			$(39)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
137	U.S. Treasury 2 Year Note Future	Dec-12	$30,185	$(17)
178	U.S. Treasury 5 Year Note Future	Dec-12	(22,117)	(38)
15	Japan 10 Year Bond Future	Dec-12	(27,071)	(55)

				$(110)

See notes to financial statements.

Annual Report	16

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
Mortgage backed	79%
U.S. Government Guaranteed	18%
Cash	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (114%)
FDIC Guaranteed (7%)
742,905	FDIC Structured Sale Guaranteed Notes 144A, 0.91%, 12/29/45 (a)	$742
1,426,322	FDIC Structured Sale Guaranteed Notes 144A, 0.93%, 12/4/20 (a)	1,437
2,462,346	FDIC Structured Sale Guaranteed Notes 144A, 3.00%, 9/30/19 (a)	2,521
1,910,454	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (a)	2,022
897,523	FDIC Trust 144A, 2.18%, 5/25/50 (a)	899

		7,621

Mortgage Backed (93%)
2,150,115	FG A94713 30YR, 4.00%, 11/1/40	2,297
1,750,403	FH 1B8336 30YR, 3.10%, 6/1/41	1,841
1,238,539	FH 1B8378 ARM, 3.18%, 7/1/41	1,305
1,445,989	FH 2B0639 30YR, 2.30%, 6/1/42	1,507
2,479,426	FH 2B0709 ARM, 2.11%, 8/1/42	2,570
2,489,659	FH 2B0721 30YR, 2.30%, 9/1/42	2,596
959,972	FHLB, 2.60%, 4/20/15	984
1,829,688	FHLMC Structured Pass Through Securities, 3.61%, 2/27/15	1,861
990,964	FHLMC, 2.00%, 5/15/39	1,001
877,177	FHR 3728 EH, 3.00%, 9/15/20	895
2,142,491	FHR 3997 PJ 30YR, 3.00%, 1/15/40	2,192
1,323,714	FHR 4030 CG, 2.50%, 4/15/27	1,375
3,825,196	FN 464313 5YR, 2.99%, 1/1/15	3,983
3,000,000	FN 468531 ARM, 0.58%, 7/1/16	3,017
1,300,000	FN 468880 ARM, 0.78%, 8/1/21	1,307
178,894	FN 838958 ARM, 2.54%, 8/1/35	191
1,846,569	FN 890434 15YR, 3.00%, 7/1/27	1,969
658,243	FN 935896 ARM, 3.89%, 6/1/40	701
841,606	FN 995203, 5.00%, 7/1/35	925
2,141,768	FN A07975 15YR, 3.00%, 6/1/27	2,279
1,264,007	FN AC0045 30YR, 2.54%, 10/1/38	1,341
297,560	FN AE0606 30YR, 4.00%, 11/1/40	319
386,503	FN AE5951 ARM, 3.16%, 10/1/40	406
1,766,358	FN AI4019 30YR, 3.46%, 7/1/41	1,871
690,917	FN AJ1407 30YR, 4.00%, 9/1/41	741
1,702,328	FN AJ4050, 4.00%, 10/1/41	1,826
3,295,583	FN AJ4109 ARM, 2.38%, 12/1/41	3,444

Principal or Shares	Security Description	Value (000)
1,612,557	FN AJ5303, 4.00%, 11/1/41	$1,730
1,673,868	FN AJ8354 ARM, 2.54%, 1/1/42	1,756
1,702,147	FN AJ8557 ARM, 2.55%, 1/1/42	1,785
1,773,664	FN AK0013 ARM, 2.45%, 1/1/42	1,854
1,404,913	FN AK2233 30YR, 2.42%, 5/1/42	1,472
1,377,331	FN AL0502 30YR, 3.07%, 6/1/41	1,448
1,784,238	FN AL1202 ARM, 2.46%, 12/1/41	1,864
2,914,217	FN AL1869 15YR, 3.00%, 6/1/27	3,101
1,875,189	FN AL2187 30YR, 3.01%, 3/1/42	1,970
1,903,666	FN AL2454 30YR, 4.50%, 10/1/41	2,017
1,489,603	FN AP0619 ARM, 2.24%, 7/1/42	1,551
2,438,486	FN AP4080 ARM, 2.25%, 9/1/42	2,539
5,000,000	FNMA 2.50%, 15YR TBA (b)	5,234
10,000,000	FNMA 3.00%, 15YR TBA (b)	10,552
4,000,000	FNMA 4.00%, 30YR TBA (b)	4,284
835,251	FNW 02-W6 2A, 7.09%, 6/25/42	995
621,653	G2 3809 30YR, 6.50%, 1/20/36	715
1,789,857	G2 5280 30YR, 4.00%, 1/20/42	1,956
1,454,043	G2 778200 20YR, 4.00%, 2/20/32	1,577
1,014,419	G2 778203 20YR, 4.75%, 2/20/32	1,100
1,295,638	G2 82457 ARM, 3.00%, 1/20/40	1,355
991,814	GNR 04-11 F, 0.51%, 2/20/34	996
1,289,653	GNR 08-32 PA, 4.00%, 8/16/37	1,432
1,370,137	GNR 09-26 BA, 4.00%, 1/16/38	1,503
2,012,529	GNR 11-60 GK, 2.00%, 9/20/34	2,036
1,494,630	United States Small Business Administration, 2.87%, 9/10/21	1,573

		103,139

NCUA Guaranteed (14%)
1,500,000	NCUA Guaranteed Notes Trust 2010-C1, 2.90%, 10/29/20	1,599
1,421,998	NCUA Guaranteed Notes Trust 2010-R1, 0.67%, 10/7/20	1,427
642,115	NCUA Guaranteed Notes Trust 2010-R1, 1.84%, 10/7/20	652
2,248,992	NCUA Guaranteed Notes Trust 2010-R2, 0.58%, 11/6/17	2,253
2,899,440	NCUA Guaranteed Notes Trust 2010-R2, 0.68%, 11/5/20	2,910
2,660,963	NCUA Guaranteed Notes Trust 2010-R3, 0.77%, 12/8/20	2,673

17	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,486,711	NCUA Guaranteed Notes Trust 2011-R4, 0.59%, 3/6/20	$2,490
171,083	NCUA Guaranteed Notes Trust 2011-R5, 0.59%, 4/6/20	171
1,098,133	NCUA Guaranteed Notes Trust 2011-R6, 0.59%, 5/7/20	1,099

		15,274

Total Bonds (Cost - $125,258)		126,034

Investment Company (Cost - $4,765) (4%)
4,765,068	Payden Cash Reserves Money Market Fund *	4,765

Total (Cost - $130,023) (118%)		130,799
Liabilities in excess of Other Assets (-18%)		(19,913)

Net Assets (100%)		$110,886

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

Annual Report	18

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
Mortgage backed	92%
U.S. Government Guaranteed	4%
U.S. Government Treasury	2%
Cash Equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (145%)
FDIC Guaranteed (1%)
2,005,845	FDIC Structured Sale Guaranteed Notes 144A, 0.91%, 12/29/45 (a)	$2,001
5,573,916	FDIC Structured Sale Guaranteed Notes 144A, 0.93%, 12/4/20 (a)	5,616

		7,617

Mortgage Backed (136%)
7,291,610	FH 1A0001 ARM, 2.40%, 4/1/35	7,772
550,051	FH 1B3142 ARM, 2.66%, 11/1/36	592
1,515,444	FH 1B4282 ARM, 2.94%, 10/1/38	1,631
647,438	FH 1G0189 ARM, 2.50%, 4/1/35	685
5,827,479	FH 1G0501 ARM, 2.72%, 6/1/35	6,257
8,036,901	FH 1H2580 ARM, 2.38%, 9/1/35	8,660
2,400,290	FH 1J1279 ARM, 2.57%, 4/1/36	2,579
3,725,586	FH 1Q0062 ARM, 2.31%, 11/1/35	3,955
202,707	FH 780444 ARM, 2.16%, 3/1/33	212
537,794	FH 782784 ARM, 2.38%, 10/1/34	564
2,196,954	FH 847228 ARM, 2.83%, 1/1/34	2,336
4,150,092	FH 848111 ARM, 2.69%, 9/1/37	4,448
3,659,582	FN 745551 30YR, 2.67%, 2/1/36	3,913
4,313,956	FN 783587 ARM, 2.33%, 3/1/35	4,589
4,947,588	FN 802649 ARM, 2.74%, 10/1/34	5,270
2,088,229	FN 832100 ARM, 2.68%, 7/1/35	2,232
1,943,049	FN 920795 ARM, 3.10%, 3/1/34	2,077
3,229,293	FN AK0419 ARM, 2.39%, 12/1/27	3,483
8,125,397	FN AL1264 ARM, 2.62%, 9/1/36	8,676
1,407,286	FNR 06-101 FE, 0.46%, 10/25/36	1,413
4,001,461	FNR 07-95 A1, 0.46%, 8/27/36	3,975
68,879	FNR 88-12A, 3.78%, 2/25/18	72
3,943,582	FNW 04-W2 4A, 2.98%, 2/25/44	4,100
187,180	G2 3133 30YR, 6.50%, 9/20/31	220
3,094,975	G2 3415 30YR, 5.50%, 7/20/33	3,445
1,780,527	G2 3515 30YR, 5.50%, 2/20/34	1,984
2,488,751	G2 3584 30YR, 6.00%, 7/20/34	2,887
1,851,701	G2 3599 30YR, 6.50%, 8/20/34	2,135
2,148,232	G2 3711 30YR, 5.50%, 5/20/35	2,386
2,888,245	G2 3747 30YR, 5.00%, 8/20/35	3,204
1,966,188	G2 3772 30YR, 5.00%, 10/20/35	2,181
2,957,490	G2 3785 30YR, 5.00%, 11/20/35	3,281

Principal or Shares	Security Description	Value (000)
1,389,805	G2 3805 30YR, 5.00%, 1/20/36	$1,542
6,060,241	G2 3819 30YR, 5.50%, 2/20/36	6,731
795,655	G2 3891 30YR, 6.50%, 8/20/36	911
2,604,891	G2 4284 30YR, 5.50%, 11/20/38	2,769
4,211,436	G2 4437 30YR, 5.00%, 5/20/39	4,487
2,587,287	G2 4558 30YR, 4.50%, 10/20/39	2,840
5,153,694	G2 4560 30YR, 5.50%, 10/20/39	5,698
6,419,304	G2 4678 30YR, 4.50%, 4/20/40	7,115
8,984,361	G2 4713 30YR, 4.50%, 6/20/40	9,959
3,860,309	G2 4802 30YR, 5.00%, 9/20/40	4,303
7,535,137	G2 4978 30YR, 4.50%, 3/20/41	8,306
10,561,735	G2 4979 30YR, 5.00%, 3/20/41	11,717
7,071,304	G2 5083 30YR, 5.00%, 6/20/41	7,845
13,011,347	G2 5115 30YR, 4.50%, 7/20/41	14,339
11,528,117	G2 5140 30YR, 4.50%, 8/20/41	12,742
11,583,355	G2 5175 30YR, 4.50%, 9/20/41	12,803
12,128,008	G2 5259 30YR, 4.00%, 12/20/41	13,251
9,367,416	G2 5280 30YR, 4.00%, 1/20/42	10,235
11,957,932	G2 5332 30YR, 4.00%, 3/20/42	13,065
454,521	G2 688058 30YR, 4.50%, 8/20/38	483
4,792,551	G2 701705 30YR, 5.00%, 2/20/39	5,196
6,939,378	G2 710025 30YR, 5.65%, 8/20/59	7,909
4,184,123	G2 713314 30YR, 6.00%, 3/20/39	4,688
1,245,187	G2 728869 30YR, 4.12%, 4/20/40	1,363
1,019,292	G2 728870 30YR, 4.62%, 4/20/40	1,127
1,319,290	G2 736498 30YR, 4.12%, 4/20/40	1,444
1,011,227	G2 736499 30YR, 4.62%, 4/20/40	1,118
7,736,553	G2 736932 50YR, 4.87%, 11/20/60	8,824
7,459,732	G2 740427 50YR, 4.81%, 9/20/60	8,490
815,612	G2 742040 30YR, 4.12%, 5/20/40	893
864,094	G2 742041 30YR, 4.62%, 6/20/40	955
6,420,754	G2 757211 30YR, 4.50%, 12/20/40	7,113
1,112,542	G2 770239 30YR, 4.00%, 2/20/42	1,217
3,077,087	G2 783286 30YR, 6.00%, 12/20/40	3,394
205,031	G2 80011 ARM, 1.625%, 11/20/26	213
683,251	G2 80013 ARM, 2.00%, 11/20/26	712
257,399	G2 80022 ARM, 1.625%, 12/20/26	268
198,060	G2 80023 ARM, 1.625%, 12/20/26	206
563,039	G2 80029 ARM, 1.62%, 1/20/27	590
1,282,683	G2 80044 ARM, 1.62%, 2/20/27	1,344
1,766,981	G2 80052 ARM, 1.62%, 3/20/27	1,852
267,040	G2 8006 ARM, 1.62%, 7/20/22	276

19	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,333,617	G2 80074 ARM, 1.75%, 5/20/27	$3,497
500,229	G2 80134 ARM, 1.625%, 11/20/27	520
1,355,552	G2 80196 ARM, 1.75%, 5/20/28	1,422
233,955	G2 80272 ARM, 1.75%, 4/20/29	245
181,598	G2 80311 ARM, 1.62%, 8/20/29	187
3,918,333	G2 80319 ARM, 1.62%, 9/20/29	4,044
118,447	G2 80346 ARM, 1.625%, 11/20/29	123
1,128,471	G2 8041 ARM, 1.62%, 8/20/22	1,165
208,962	G2 80424 ARM, 1.62%, 7/20/30	216
401,210	G2 80428 ARM, 2.00%, 7/20/30	418
258,980	G2 80507 ARM, 1.75%, 4/20/31	272
1,155,858	G2 80541 ARM, 1.62%, 9/20/31	1,193
767,732	G2 80556 ARM, 1.625%, 11/20/31	798
871,524	G2 80569 ARM, 1.62%, 1/20/32	913
524,428	G2 80570 ARM, 1.62%, 1/20/32	550
207,818	G2 80579 ARM, 1.62%, 2/20/32	218
732,127	G2 80593 ARM, 1.75%, 4/20/32	768
677,325	G2 80604 ARM, 1.75%, 5/20/32	711
1,248,139	G2 80611 ARM, 1.75%, 6/20/32	1,306
274,835	G2 80612 ARM, 1.75%, 6/20/32	288
672,151	G2 8062 ARM, 1.625%, 10/20/22	699
2,743,000	G2 80637 ARM, 1.62%, 9/20/32	2,831
2,055,531	G2 80696 30YR, 1.75%, 5/20/33	2,157
8,317,734	G2 80749 ARM, 1.625%, 10/20/33	8,647
904,734	G2 80780 ARM, 2.12%, 12/20/33	944
7,172,969	G2 80790 ARM, 1.625%, 12/20/33	7,457
212,560	G2 80791 ARM, 2.625%, 12/20/33	223
3,920,134	G2 80795 ARM, 1.625%, 12/20/33	4,076
440,008	G2 80826 ARM, 1.62%, 2/20/34	461
3,674,330	G2 80835 ARM, 1.62%, 2/20/34	3,851
774,757	G2 80837 ARM, 1.62%, 2/20/34	812
3,415,720	G2 80856 ARM, 1.62%, 3/20/34	3,580
674,431	G2 80932 ARM, 1.75%, 6/20/34	708
300,009	G2 80934 ARM, 1.75%, 6/20/34	315
677,903	G2 81018 ARM, 1.62%, 8/20/34	700
164,676	G2 81019 ARM, 2.12%, 8/20/34	172
745,792	G2 81036 ARM, 1.62%, 8/20/34	770
42,239	G2 81044 ARM, 1.62%, 8/20/34	44
1,093,363	G2 81166 30YR, 1.62%, 12/20/34	1,137
149,249	G2 8121 ARM, 1.625%, 1/20/23	156
2,815,124	G2 81214 ARM, 1.62%, 1/20/35	2,951
1,046,524	G2 81220 ARM, 1.62%, 1/20/35	1,097
907,348	G2 81278 ARM, 1.62%, 3/20/35	951
150,952	G2 81402 ARM, 2.12%, 7/20/35	157
37,996	G2 81405 ARM, 2.12%, 7/20/35	40
2,615,813	G2 81696 ARM, 1.75%, 6/20/36	2,744
574,734	G2 81807 ARM, 1.625%, 12/20/36	598
759,167	G2 81938 30YR, 1.62%, 7/20/37	784
571,628	G2 8198 ARM, 1.75%, 5/20/23	600
7,546,693	G2 82074 30YR, 2.50%, 5/20/38	7,910
4,266,504	G2 82107 30YR, 3.00%, 7/20/38	4,465
887,514	G2 82151 ARM, 1.62%, 9/20/38	916
425,183	G2 82245 30YR, 4.00%, 12/20/38	447
213,204	G2 8228 ARM, 1.62%, 7/20/23	220
8,182,979	G2 82457 ARM, 3.00%, 1/20/40	8,560
5,664,824	G2 82463 ARM, 3.75%, 1/20/40	6,054
3,266,895	G2 82606 ARM, 4.00%, 8/20/40	3,511
179,639	G2 8301 ARM, 1.625%, 10/20/23	187
3,242,612	G2 8302 ARM, 1.625%, 10/20/23	3,371
2,767,575	G2 83031 ARM, 2.50%, 1/20/42	2,925
2,933,284	G2 83048 ARM, 3.00%, 2/20/42	3,138
199,905	G2 8339 ARM, 1.625%, 12/20/23	208
525,256	G2 8358 ARM, 1.62%, 1/20/24	551
411,184	G2 8359 ARM, 1.62%, 1/20/24	431
383,655	G2 8371 ARM, 1.62%, 2/20/24	402
190,077	G2 8373 ARM, 1.62%, 2/20/24	199

Principal or Shares	Security Description	Value (000)
622,827	G2 8387 ARM, 1.62%, 3/20/24	$653
597,906	G2 8398 ARM, 1.75%, 4/20/24	627
572,305	G2 8399 ARM, 1.75%, 4/20/24	600
327,242	G2 8421 ARM, 1.75%, 5/20/24	343
563,791	G2 849350 ARM, 1.625%, 12/20/25	586
847,379	G2 849351 ARM, 1.625%, 11/20/25	881
1,727,000	G2 8547 ARM, 2.00%, 11/20/24	1,801
145,111	G2 8580 ARM, 2.00%, 1/20/25	151
216,237	G2 8595 ARM, 2.00%, 2/20/25	226
407,801	G2 8781 ARM, 1.62%, 1/20/26	427
390,302	G2 8814 ARM, 1.62%, 2/20/26	409
154,304	G2 8815 ARM, 1.62%, 2/20/26	162
117,668	G2 8855 ARM, 2.00%, 10/20/21	123
130,433	G2 8867 ARM, 1.625%, 11/20/21	136
943,742	G2 8968 ARM, 1.62%, 9/20/26	974
223,941	G2 8989 ARM, 1.625%, 10/20/26	233
2,095,110	G2 8991 ARM, 1.625%, 10/20/26	2,178
11,486,738	G2 MA0023 30YR, 4.00%, 4/20/42	12,550
8,894,239	G2 MA0089 30YR, 4.00%, 5/20/42	9,718
11,708,993	G2 MA0155 30YR, 4.00%, 6/20/42	12,793
9,915,591	G2 MA0220 30YR, 3.50%, 7/20/42	10,790
5,000,000	G2SF 3.00%, 30YR TBA (c)	5,323
20,000,000	G2SF 3.50%, 30YR TBA (c)	21,737
49,700,000	G2SF 4.00%, 30YR TBA (c)	54,274
80,120,000	G2SF 4.50%, 30YR TBA (c)	87,907
12,950,000	G2SF 5.00%, 30YR TBA (c)	14,275
11,435,673	GN 367090 30YR, 4.50%, 7/15/41	12,667
13,609,560	GN 367092 30YR, 4.50%, 7/15/41	15,101
4,273,450	GN 455989 15YR, 5.00%, 7/15/26	4,680
368,744	GN 524825 30YR, 5.47%, 10/15/29	407
178,714	GN 524869 30YR, 5.47%, 1/15/30	197
287,825	GN 524925 30YR, 5.47%, 2/15/30	318
172,073	GN 524968 30YR, 5.47%, 3/15/30	190
171,517	GN 524996 30YR, 5.47%, 5/15/30	189
165,125	GN 525015 30YR, 5.47%, 6/15/30	182
117,774	GN 525033 30YR, 5.47%, 7/15/30	130
136,705	GN 546392 30YR, 5.47%, 2/15/31	151
687,937	GN 558954 20YR, 5.25%, 5/15/29	745
1,467,795	GN 558956 30YR, 4.50%, 6/15/29	1,575
283,032	GN 596009 30YR, 5.75%, 7/15/32	315
161,500	GN 596023 30YR, 5.75%, 7/15/32	180
198,260	GN 596035 30YR, 5.75%, 8/15/32	221
348,866	GN 596054 30YR, 5.75%, 8/15/32	388
166,395	GN 596071 30YR, 5.75%, 8/15/32	185
237,224	GN 596072 30YR, 5.75%, 7/15/32	264
584,477	GN 596090 30YR, 5.75%, 8/15/32	650
416,624	GN 596135 30YR, 5.75%, 8/15/32	464
227,079	GN 596166 30YR, 5.75%, 8/15/32	253
304,303	GN 596178 30YR, 5.75%, 9/15/32	339
52,840	GN 596184 30YR, 5.75%, 8/15/32	59
200,591	GN 596197 30YR, 5.75%, 8/15/32	223
238,827	GN 596225 30YR, 5.75%, 9/15/32	266
44,746	GN 596230 30YR, 5.75%, 8/15/32	50
126,063	GN 596231 30YR, 5.75%, 9/15/32	140
268,184	GN 596237 30YR, 5.75%, 9/15/32	298
47,003	GN 596312 30YR, 5.75%, 9/15/32	52
68,858	GN 596313 30YR, 5.75%, 9/15/32	77
212,982	GN 596396 30YR, 5.75%, 9/15/32	237
516,618	GN 601699 30YR, 5.70%, 12/15/32	575
610,420	GN 601738 30YR, 5.25%, 1/15/33	674
473,464	GN 601772 30YR, 5.25%, 1/15/33	523
319,102	GN 601774 30YR, 5.25%, 1/15/33	352
178,784	GN 601775 30YR, 5.70%, 1/15/33	199
296,366	GN 601786 30YR, 5.25%, 2/15/33	327
251,483	GN 601791 30YR, 5.25%, 2/15/33	278
401,622	GN 601810 30YR, 5.25%, 2/15/33	443

Annual Report	20

Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)
396,250	GN 601845 30YR, 5.25%, 2/15/33	$437
307,558	GN 601858 30YR, 5.70%, 2/15/33	342
160,216	GN 601871 30YR, 5.75%, 12/15/32	178
1,545,454	GN 601872 30YR, 5.25%, 3/15/33	1,706
78,239	GN 601912 30YR, 5.25%, 3/15/33	86
421,709	GN 601937 30YR, 5.25%, 3/15/33	465
243,259	GN 602002 30YR, 5.25%, 3/15/33	268
210,364	GN 602043 30YR, 5.25%, 4/15/33	232
1,268,619	GN 605099 30YR, 5.50%, 3/15/34	1,424
259,455	GN 613272 30YR, 5.25%, 5/15/33	286
185,396	GN 613354 30YR, 5.45%, 7/15/33	205
124,422	GN 613355 30YR, 5.70%, 4/15/33	138
68,827	GN 613379 30YR, 5.45%, 7/15/33	76
2,534,355	GN 616826 30YR, 5.50%, 1/15/35	2,844
10,293,934	GN 616913 30YR, 3.50%, 2/15/42	11,276
1,487,962	GN 629903 35YR, 5.80%, 6/15/42	1,569
6,763,183	GN 630057 30YR, 5.13%, 4/15/48	7,659
5,605,843	GN 673234 30YR, 6.00%, 11/15/38	6,346
1,790,557	GN 677318 30YR, 6.00%, 9/15/38	2,031
670,097	GN 677378 30YR, 7.00%, 10/15/38	779
943,286	GN 690008 30YR, 7.00%, 10/15/38	1,096
1,809,573	GN 697066 30YR, 5.00%, 3/15/39	1,961
2,856,200	GN 698035 30YR, 6.00%, 1/15/39	3,233
7,680,929	GN 701943 30YR, 5.00%, 6/15/39	8,577
6,193,352	GN 704439 30YR, 4.50%, 3/15/39	6,752
6,865,935	GN 710868 30YR, 5.50%, 9/15/39	7,622
2,082,622	GN 713930 30YR, 5.00%, 10/15/39	2,260
863,005	GN 728159 20YR, 5.25%, 11/15/29	935
9,075,043	GN 734089 30YR, 4.00%, 12/15/40	10,019
1,718,036	GN 743362 30YR, 4.75%, 6/15/40	1,875
309,996	GN 743363 30YR, 4.25%, 5/15/40	340
194,472	GN 743502 30YR, 4.25%, 6/15/40	210
779,395	GN 743503 30YR, 4.75%, 6/15/40	851
591,783	GN 743611 30YR, 4.75%, 6/15/40	646
8,195,967	GN 745183 30YR, 4.50%, 7/15/40	8,976
12,170,846	GN 745187 30YR, 4.50%, 7/15/40	13,360
205,745	GN 747368 30YR, 4.75%, 7/15/40	224
287,722	GN 747491 30YR, 4.75%, 7/15/40	313
65,925	GN 747610 30YR, 4.75%, 8/15/40	72
69,176	GN 747740 30YR, 4.25%, 9/15/40	75
372,889	GN 747741 30YR, 4.75%, 9/15/40	408
1,736,423	GN 761040 30YR, 4.25%, 3/15/41	1,904
319,223	GN 761664 30YR, 4.25%, 4/15/41	350
1,200,371	GN 762726 30YR, 4.25%, 3/15/41	1,316
1,913,386	GN 763012 30YR, 4.25%, 4/15/41	2,098
1,613,015	GN 763216 30YR, 4.25%, 4/15/41	1,769
76,621	GN 768576 30YR, 4.25%, 4/15/41	84
270,254	GN 768721 30YR, 4.25%, 4/15/41	296
428,499	GN 768886 30YR, 4.25%, 6/15/41	470
304,543	GN 781324 30YR, 7.00%, 7/15/31	366
1,100,653	GN 781636 30YR, 5.50%, 7/15/33	1,216
1,542,513	GN 781810 30YR, 5.50%, 10/15/34	1,715
5,701,049	GN 781811 30YR, 5.00%, 10/15/34	6,287
4,946,521	GN 782835 30YR, 6.00%, 12/15/39	5,601
5,226,046	GN 782858 30YR, 6.00%, 11/15/39	5,918
11,225,560	GN 783479 30YR, 3.87%, 10/15/41	12,236
14,434,678	GN AA5452 30YR, 3.50%, 7/15/42	15,738
153,500,000	GNMA 3.00%, 30YR TBA (c)	163,274
93,200,000	GNMA 4.00%, 30YR TBA (c)	101,981
608,181	GNR 00-22 FG, 0.41%, 5/16/30	611
165,878	GNR 00-26 DF, 0.61%, 9/20/30	168
404,961	GNR 00-26 FA, 0.76%, 9/20/30	411
678,792	GNR 00-9 FG, 0.81%, 2/16/30	690
457,789	GNR 00-9 FH, 0.71%, 2/16/30	463
953,210	GNR 01-11 FB, 0.46%, 9/17/29	963
527,801	GNR 01-19 F, 0.71%, 5/16/31	534
97,454	GNR 01-21 FN, 0.41%, 8/16/22	98

Principal or Shares	Security Description	Value (000)
2,522,248	GNR 01-22 FG, 0.56%, 5/16/31	$2,551
231,315	GNR 01-26 F, 0.56%, 5/16/31	234
974,140	GNR 01-31 FA, 0.46%, 6/16/31	984
54,708	GNR 01-33 F, 0.66%, 7/20/31	55
939,480	GNR 01-35 FA, 0.46%, 8/16/31	949
671,872	GNR 01-46 FA, 0.63%, 9/16/31	680
2,987,834	GNR 01-47 FA, 0.61%, 9/16/31	3,024
1,206,884	GNR 01-59 FA, 0.61%, 11/16/24	1,223
654,923	GNR 01-64 F, 0.56%, 11/20/31	657
542,973	GNR 01-65 FV, 0.61%, 2/20/29	550
636,849	GNR 02-11 FJ, 0.71%, 2/20/32	646
666,238	GNR 02-13 FA, 0.71%, 2/16/32	675
284,444	GNR 02-24 FA, 0.71%, 4/16/32	288
231,897	GNR 02-4 FY, 0.66%, 1/16/32	235
342,363	GNR 02-41 HF, 0.61%, 6/16/32	347
1,675,995	GNR 02-48 FG, 0.51%, 12/16/30	1,694
1,469,929	GNR 02-48 FT, 0.41%, 12/16/26	1,478
1,668,026	GNR 02-5 FP, 0.76%, 1/16/32	1,691
1,399,030	GNR 02-72 FA, 0.61%, 10/20/32	1,416
643,554	GNR 02-72 FB, 0.61%, 10/20/32	651
1,385,078	GNR 02-72 FE, 0.61%, 10/20/32	1,403
2,360,078	GNR 02-76 F, 0.41%, 1/16/31	2,373
307,007	GNR 02-76 FY, 0.51%, 12/16/26	310
289,960	GNR 02-79 FB, 0.46%, 11/16/32	291
4,279,188	GNR 03-35 CF, 0.51%, 3/16/33	4,332
5,621,875	GNR 03-67 FP, 1.11%, 8/20/33	5,827
838,057	GNR 03-69 FD, 0.66%, 2/16/29	847
2,404,332	GNR 03-71 FC, 0.71%, 7/20/33	2,433
3,189,273	GNR 03-94 FB, 0.51%, 12/16/30	3,220
1,184,306	GNR 04-105 FH, 0.77%, 9/17/34	1,204
4,278,206	GNR 04-49 F, 0.61%, 11/20/30	4,288
8,125,434	GNR 04-5 PF, 0.76%, 2/20/33	8,191
5,188,679	GNR 04-56 F, 0.61%, 6/20/33	5,253
1,474,154	GNR 04-59 FH, 0.46%, 8/16/34	1,489
2,062,027	GNR 04-73 JM, 0.00%, 9/16/34	1,988
2,820,428	GNR 04-80 FM, 0.51%, 7/20/34	2,825
2,737,181	GNR 05-6 FC, 0.41%, 3/20/33	2,741
894,899	GNR 06-47 FA, 0.41%, 8/16/36	900
509,178	GNR 06-62 FB, 0.37%, 11/20/36	512
1,372,520	GNR 06-64 PO, 0.00%, 4/16/34	1,337
4,343,063	GNR 07-51 JF, 0.46%, 6/20/37	4,366
462,424	GNR 07-59 FJ, 0.51%, 7/20/37	467
2,515,762	GNR 07-76 FB, 0.71%, 11/20/37	2,542
6,500,614	GNR 08-15 CF, 0.72%, 2/20/38	6,574
1,445,029	GNR 08-2 FH, 0.66%, 1/20/38	1,460
1,934,480	GNR 08-32 PA, 4.00%, 8/16/37	2,148
11,806,708	GNR 08-61 KF, 0.88%, 7/20/38	12,026
1,859,921	GNR 08-67 UF, 0.66%, 6/20/38	1,881
6,639,677	GNR 09-109 DF, 0.71%, 7/20/37	6,671
2,867,241	GNR 09-109 FA, 0.61%, 5/16/38	2,888
2,169,384	GNR 09-26 BA, 4.00%, 1/16/38	2,380
8,216,449	GNR 09-73 PJ, 5.00%, 8/16/39	8,981
4,088,321	GNR 09-87 FB, 0.86%, 9/20/39	4,150
1,786,402	GNR 09-93 EJ, 3.50%, 5/20/35	1,836
3,731,593	GNR 10-126 QF, 0.66%, 12/16/39	3,754
26,005,755	GNR 10-132 IO, 2.08%, 11/16/52	2,125
2,307,511	GNR 10-57 QF, 0.71%, 5/20/40	2,330
32,917,440	GNR 10-71 IO, 1.515%, 3/16/52	1,760
9,209,967	GNR 11-123 FD, 0.51%, 9/20/41	9,243
1,000,000	GNR 11-13 PB, 4.00%, 1/16/41	1,130
5,545,433	GNR 11-52 PF, 0.56%, 4/16/41	5,578
2,960,789	GNR 11-60 GK, 2.00%, 9/20/34	2,995
884,626	GNR 97-13 F, 0.75%, 9/16/27	898
2,696,405	GNR 98-2 FA, 0.71%, 1/16/28	2,735
748,796	GNR 99-18 FA, 0.51%, 5/16/29	757
633,894	GNR 99-37 FJ, 0.76%, 10/16/29	644
500,638	GNR 99-40 FE, 0.76%, 11/16/29	505

21	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
663,670	GNR 99-40 FK, 0.76%, 11/16/29	$672
608,845	GNR 99-45 FC, 0.61%, 12/16/29	613
730,614	GNR 99-45 FH, 0.66%, 12/16/29	736
9,446,337	GNR 12-60 FB, 0.51%, 5/16/42	9,479

		1,318,824

NCUA Guaranteed (4%)
4,475,906	NCUA Guaranteed Notes Trust 2010-R1, 0.67%, 10/7/20	4,492
9,247,216	NCUA Guaranteed Notes Trust 2010-R2, 0.58%, 11/6/17	9,266
4,768,536	NCUA Guaranteed Notes Trust 2010-R2, 0.68%, 11/5/20	4,785
2,974,032	NCUA Guaranteed Notes Trust 2011-C1, 0.73%, 3/9/21	2,976
3,195,188	NCUA Guaranteed Notes Trust 2011-R2, 0.61%, 2/6/20	3,202
7,116,890	NCUA Guaranteed Notes Trust 2011-R3, 0.61%, 3/11/20	7,157
4,911,254	NCUA Guaranteed Notes Trust 2011-R4, 0.59%, 3/6/20	4,919
4,987,493	NCUA Guaranteed Notes Trust 2011-R5, 0.59%, 4/6/20	4,994
2,545,673	NCUA Guaranteed Notes Trust 2011-R6, 0.59%, 5/7/20	2,548

		44,339

U.S. Treasury (4%)
35,000,000	U.S. Treasury Bill, 0.20%, 11/1/12 (b)	35,000

Total Bonds (Cost - $1,387,175)		1,405,780

Investment Company (Cost - $23,816) (3%)
23,816,038	Payden Cash Reserves Money Market Fund *	23,816

Total (Cost - $1,410,991) (148%)		1,429,596
Liabilities in excess of Other Assets (-48%)		(461,627)

Net Assets (100%)		$967,969

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Yield to maturity at time of purchase.

(c)	Security purchased on a delayed delivery basis.

See notes to financial statements.

Annual Report	22

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity

Portfolio Composition - percent of value
Corporate	43%
Mortgage backed	27%
U.S. Treasury	17%
Investment Company	8%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (111%)
Asset Backed (1%)
136,324	Chase Funding Mortgage Loan Asset-Backed Cerificates, 0.87%, 11/25/32	$119
3,696,956	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (a)	4,047
102,598	Landmark Mortgage Securities PLC, 0.87%, 6/17/38 GBP (b)	148
70,766	Structured Asset Investment Loan Trust, 1.21%, 9/25/34	67

		4,381

Corporate (53%)
1,200,000	Abu Dhabi National Energy Co. 144A, 4.12%, 3/13/17 (a)	1,284
1,000,000	Ally Financial Inc., 7.50%, 9/15/20	1,182
1,680,000	America Movil SAB de CV, 3.12%, 7/16/22	1,737
3,000,000	American Honda Finance Corp. 144A, 1.04%, 8/5/13 (a)	3,012
1,020,000	American International Group Inc., 3.00%, 3/20/15	1,062
820,000	American International Group Inc., 4.87%, 6/1/22	927
3,800,000	Anglo American Capital PLC 144A, 2.62%, 9/27/17 (a)	3,813
1,485,000	ArcelorMittal, 6.12%, 6/1/18	1,482
1,240,000	Arizona Public Service Co., 4.50%, 4/1/42	1,367
1,920,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)	2,093
2,540,000	Banco Bradesco SA/Cayman Islands 144A, 2.53%, 5/16/14 (a)	2,566
2,830,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (a)	3,035
1,630,000	Banco del Estado de Chile 144A, 3.87%, 2/8/22 (a)	1,761
1,550,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (a)	1,716
3,680,000	Bancolombia SA, 5.12%, 9/11/22	3,864
2,130,000	Bank of America Corp., 3.70%, 9/1/15	2,262
3,920,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	4,447
3,100,000	BioMed Realty LP, 3.85%, 4/15/16	3,267

Principal or Shares	Security Description	Value (000)
790,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (a)	$849
3,450,000	Block Financial LLC, 5.50%, 11/1/22	3,501
1,000,000	Cablevision Systems Corp., 7.75%, 4/15/18	1,116
2,270,000	Capital One Financial Corp., 3.15%, 7/15/16	2,422
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.87%, 4/30/18	1,085
2,750,000	Celgene Corp., 3.25%, 8/15/22	2,841
885,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,248
1,405,000	CenturyLink Inc., 5.80%, 3/15/22	1,482
2,925,000	Chubb Corp., 6.37%, 3/29/67	3,188
1,450,000	CIT Group Inc., 4.25%, 8/15/17	1,494
2,870,000	Citigroup Inc., 2.25%, 8/7/15	2,946
2,695,000	Citigroup Inc., 4.45%, 1/10/17	2,980
3,780,000	Colombia Telecomunicaciones SA ESP 144A, 5.37%, 9/27/22 (a)	3,874
1,270,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,359
1,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (a)	1,456
2,950,000	Commonwealth Bank of Australia 144A, 1.11%, 3/17/14 (a)	2,969
1,915,000	ConAgra Foods Inc., 3.25%, 9/15/22	1,962
1,100,000	Continental Airlines 2012-2 A, 4.00%, 10/29/24	1,149
2,740,000	Coventry Health Care Inc., 5.45%, 6/15/21	3,209
1,350,000	CVS Caremark Corp., 6.12%, 9/15/39	1,817
2,510,000	Daimler Finance North America LLC 144A, 0.97%, 3/28/14 (a)	2,521
3,982,000	Digital Realty Trust LP, 5.87%, 2/1/20	4,640
2,750,000	Dignity Health, 3.12%, 11/1/22	2,763
1,000,000	DineEquity Inc., 9.50%, 10/30/18	1,131
3,190,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 2.40%, 3/15/17	3,290
3,060,000	Dollar General Corp., 4.12%, 7/15/17	3,213
2,225,000	Dow Chemical Co., 9.40%, 5/15/39	3,772
3,485,000	Duke Energy Corp., 3.05%, 8/15/22	3,586
2,080,000	eBay Inc., 4.00%, 7/15/42	2,095
1,050,000	Elizabeth Arden Inc., 7.37%, 3/15/21	1,177
1,760,000	Embraer Overseas Ltd., 6.375%, 1/15/20	2,055
1,280,000	Encana Corp., 6.50%, 8/15/34	1,600
1,000,000	Energy Transfer Equity LP, 7.50%, 10/15/20	1,142

23	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,840,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	$4,188
1,120,000	ERAC USA Finance LLC 144A, 2.75%, 3/15/17 (a)	1,172
650,000	ERAC USA Finance LLC 144A, 3.30%, 10/15/22 (a)	658
3,160,000	Express Scripts Holding Co. 144A, 2.75%, 11/21/14 (a)	3,277
1,845,000	FMC Technologies Inc., 3.45%, 10/1/22	1,905
2,380,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	2,437
1,100,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,260
1,320,000	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22 (f)	1,561
4,945,000	GDF Suez 144A, 2.87%, 10/10/22 (a)	4,976
1,320,000	General Electric Capital Corp., 5.875%, 1/14/38	1,631
4,065,000	General Electric Capital Corp., 6.37%, 11/15/67	4,360
3,285,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	3,367
2,305,000	Goldman Sachs Group Inc., 1.43%, 2/7/14	2,314
5,155,000	Health Care REIT Inc., 4.12%, 4/1/19	5,569
3,060,000	Heathrow Funding Ltd. 144A, 4.87%, 7/15/21 (a)	3,364
2,185,000	Heineken NV 144A, 2.75%, 4/1/23 (a)	2,212
3,115,000	HSBC USA Inc., 5.00%, 9/27/20	3,392
1,800,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (a)	1,953
2,550,000	Hyundai Capital America 144A, 2.12%, 10/2/17 (a)	2,566
2,830,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	2,855
1,000,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,066
1,030,000	Interactive Data Corp., 10.25%, 8/1/18	1,159
1,720,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (a) (f)	1,883
2,350,000	Kaiser Foundation Hospitals, 3.50%, 4/1/22	2,483
2,450,000	KazMunayGas National Co., 9.125%, 7/2/18 (e)	3,203
2,630,000	KeyCorp, 6.50%, 5/14/13	2,712
3,794,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	4,628
770,000	Kroger Co., 7.50%, 4/1/31	1,035
1,920,000	Lincoln National Corp., 4.20%, 3/15/22	2,033
1,000,000	Linn Energy LLC, 7.75%, 2/1/21	1,072
3,915,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	4,617
1,710,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (a)	1,718
1,635,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	1,976
320,000	MetLife Inc., 10.75%, 8/1/39	484
1,550,000	MetLife Inc., 6.40%, 12/15/36	1,693
1,480,000	MetLife Institutional Funding 144A, 1.25%, 4/4/14 (a)	1,494
1,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18	1,100
2,311,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	3,049
2,150,000	Mizuho Corporate Bank Ltd. 144A, 2.95%, 10/17/22 (a)	2,148
2,470,000	Mondelez International Inc., 6.50%, 2/9/40	3,495
1,370,000	Moody’s Corp., 4.50%, 9/1/22	1,476
1,215,000	Morgan Stanley, 1.29%, 4/29/13	1,217
830,000	Morgan Stanley, 3.80%, 4/29/16	864
1,135,000	Morgan Stanley, 4.87%, 11/1/22	1,150
3,160,000	National Australia Bank Ltd. 144A, 1.26%, 7/25/14 (a)	3,195
904,000	Navistar International Corp., 8.25%, 11/1/21 (f)	851
1,050,000	NBTY Inc., 9.00%, 10/1/18	1,181
1,700,000	Newcrest Finance Pty. Ltd. 144A, 4.20%, 10/1/22 (a)	1,747
3,240,000	Newmont Mining Corp., 4.87%, 3/15/42	3,419
1,285,000	News America Inc., 6.65%, 11/15/37	1,702

Principal or Shares	Security Description	Value (000)
2,795,000	Nippon Life Insurance Co. 144A, 5.00%, 10/18/42 (a)	$2,889
1,655,000	Novartis Capital Corp., 2.40%, 9/21/22	1,684
1,275,000	Owens Corning Inc., 4.20%, 12/15/22	1,291
1,515,000	Packaging Corp of America, 3.90%, 6/15/22	1,568
2,082,000	Penske Truck Leasing Co. 144A, 3.75%, 5/11/17 (a)	2,128
1,885,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.37%, 3/15/18 (a)	1,879
3,010,000	Petrobras International Finance Co., 5.37%, 1/27/21	3,428
2,530,000	Petroleos Mexicanos, 6.00%, 3/5/20	3,036
2,130,000	Petronas Capital Ltd., 7.875%, 5/22/22 (e)	3,082
2,060,000	Phillips 66 144A, 2.95%, 5/1/17 (a)	2,199
1,050,000	Pinnacle Foods Finance LLC, 8.25%, 9/1/17	1,134
3,800,000	RBS Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	3,795
1,940,000	Reynolds American Inc., 3.25%, 11/1/22	1,966
1,000,000	Reynolds Group Issuer Inc., 6.87%, 2/15/21	1,067
1,380,000	Rock-Tenn Co. 144A, 4.45%, 3/1/19 (a)	1,498
3,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (a)	3,151
2,845,000	Ryder System Inc., 3.50%, 6/1/17	3,000
2,285,000	Safeway Inc., 3.40%, 12/1/16	2,397
1,000,000	SandRidge Energy Inc., 8.75%, 1/15/20	1,085
3,600,000	Sberbank of Russia Via SB Capital SA 144A, 5.12%, 10/29/22 (a)	3,601
1,460,000	Sigma Alimentos SA de CV 144A, 5.62%, 4/14/18 (a)	1,661
4,075,000	SLM Corp., 4.62%, 9/25/17	4,185
990,000	Smiths Group PLC 144A, 3.62%, 10/12/22 (a)	1,012
2,105,000	Southern Co., 1.95%, 9/1/16	2,185
1,370,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (a)	1,380
1,000,000	Sprint Capital Corp., 6.90%, 5/1/19	1,092
3,000,000	Sydney Airport Finance Co Pty Ltd. 144A, 3.90%, 3/22/23 (a)	3,062
4,420,000	Symantec Corp., 4.20%, 9/15/20	4,706
1,905,000	Teck Resources Ltd., 5.40%, 2/1/43	1,931
835,000	Telecom Italia Capital, 5.25%, 11/15/13	862
1,145,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	1,148
2,520,000	Teva Pharmaceutical Finance III BV, 0.87%, 3/21/14	2,535
2,570,000	Time Warner Cable Inc., 4.50%, 9/15/42	2,652
1,340,000	Time Warner Inc., 4.90%, 6/15/42	1,496
1,130,000	TransCanada PipeLines Ltd., 7.25%, 8/15/38	1,732
1,495,000	Tyco Electronics Group SA, 3.50%, 2/3/22	1,560
1,376,000	Vale Overseas Ltd., 6.87%, 11/21/36	1,701
1,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (a)	1,081
1,980,000	Valero Energy Corp., 6.62%, 6/15/37	2,479
1,330,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (e)	1,564
1,690,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (a)	1,665
1,025,000	Vivendi SA 144A, 4.75%, 4/12/22 (a)	1,070
2,953,000	Vornado Realty LP, 4.25%, 4/1/15	3,140
3,125,000	WellPoint Inc., 2.37%, 2/15/17	3,240
2,645,000	Westpac Banking Corp., 4.87%, 11/19/19	3,061
2,915,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (a)	3,261
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20 (f)	1,120
1,050,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (a)	1,165
2,560,000	Xstrata Finance Canada Ltd. 144A, 4.00%, 10/25/22 (a)	2,576
1,750,000	Yum! Brands Inc., 6.87%, 11/15/37	2,481

		340,357

Annual Report	24

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
Foreign Government (1%)
1,700,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (a)	$2,010
2,050,000	Inter-American Development Bank, 3.875%, 9/17/19	2,412
950,000	Republic of Indonesia, 11.625%, 3/4/19 (e) (f)	1,449
1,054,000	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (e)	1,337

		7,208

Mortgage Backed (33%)
14,098	Bear Stearns Adjustable Rate Mortgage Trust, 2.62%, 4/25/33	14
493,723	Bear Stearns Adjustable Rate Mortgage Trust, 2.66%, 10/25/35	467
3,333,669	FHLMC Multifamily Structured Pass Through Certificate, 1.89%, 12/25/20	3,474
2,301,659	FHR 2963 FV, 0.56%, 6/15/34	2,304
6,719,410	FHR 4065 IO, 4.00%, 6/15/32	1,551
9,206,492	FN 254766, 5.00%, 6/1/33	10,084
541,169	FN 725027 30YR, 5.00%, 11/1/33	595
4,283,030	FN 725423, 5.50%, 5/1/34	4,754
6,836,188	FN 725424, 5.50%, 4/1/34	7,588
1,245,438	FN 725425, 5.50%, 4/1/34	1,375
8,050,531	FN 745418 ARM, 5.50%, 4/1/36	8,880
7,964,065	FN 995203, 5.00%, 7/1/35	8,755
6,989,952	FN A07975 15YR, 3.00%, 6/1/27	7,438
3,560,089	FN AB6385 30YR, 3.00%, 10/1/42	3,745
3,426,450	FN AE0138 30YR, 4.50%, 3/1/40	3,790
3,147,430	FN AE0888 ARM, 3.54%, 2/1/41	3,324
7,956,069	FN AJ7689 30YR, 4.00%, 12/1/41	8,536
4,759,165	FN AL2454 30YR, 4.50%, 10/1/41	5,042
7,003,127	FN AL2521 30YR, 3.50%, 9/1/42	7,472
21,960,000	FNMA 3.00%, 30YR TBA (c)	23,034
31,190,000	FNMA 4.00%, 30YR TBA (c)	33,407
7,625,000	FNMA 4.50%, 30YR TBA (c)	8,228
1,839,761	FNW 04-W2 4A, 2.98%, 2/25/44	1,913
2,252,260	G2 5140 30YR, 4.50%, 8/20/41	2,489
2,179,557	G2 5175 30YR, 4.50%, 9/20/41	2,409
6,195,830	G2 5259 30YR, 4.00%, 12/20/41	6,770
2,745,939	GN 711522 30YR, 4.50%, 7/15/40	3,014
5,957,765	GN 734089 30YR, 4.00%, 12/15/40	6,578
5,824,619	GN 745187 30YR, 4.50%, 7/15/40	6,394
9,872,473	GN AA5452 30YR, 3.50%, 7/15/42	10,764
300,000	Granite Master Issuer PLC, 1.07%, 12/17/54	243
201,143	Harborview Mortgage Loan Trust, 3.01%, 1/19/35	173
764,105	JP Morgan Mortgage Trust, 6.00%, 7/25/36	692
60,513	Morgan Stanley Mortgage Loan Trust, 2.45%, 7/25/34	61
2,248,399	Morgan Stanley Mortgage Loan Trust, 5.50%, 11/25/35	2,315
1,421,785	Prime Mortgage Trust, 5.00%, 10/25/35	1,358
165,272	Sequoia Mortgage Trust, 1.01%, 10/20/27	165
4,969,999	Sequoia Mortgage Trust, 3.50%, 9/25/42	5,192
142,735	Structured Asset Mortgage Investments Inc., 2.65%, 2/19/35	136
84,010	Structured Asset Mortgage Investments Inc., 3.92%, 7/25/32	86
10,805	Structured Asset Securities Corp., 0.00%, 8/25/32	7
2,081,188	Thornburg Mortgage Securities Trust, 0.95%, 9/25/44	2,042
7,891,853	WaMu Mortgage Pass Through Certificates, 2.46%, 1/25/36	7,472
1,299,966	WaMu Mortgage Pass Through Certificates, 2.60%, 7/25/37	955

		215,085

Principal or Shares	Security Description	Value (000)
Municipal (0%)
1,495,000	California State, 7.55%, 4/1/39	$2,087
NCUA uaranteed (3%)
5,019,997	NCUA Guaranteed Notes Trust 2010-C1, 2.65%, 10/29/20	5,280
330,000	NCUA Guaranteed Notes Trust 2010-C1, 2.90%, 10/29/20	352
5,625,543	NCUA Guaranteed Notes Trust 2010-R2, 0.58%, 11/6/17	5,637
8,841,265	NCUA Guaranteed Notes Trust 2010-R3, 0.77%, 12/8/20	8,882

		20,151

U.S. Treasury (20%)
21,500,000	U.S. Treasury Bill, 0.10%, 11/1/12 (d)	21,500
20,000,000	U.S. Treasury Bill, 0.125%, 11/23/12 (d)	19,999
5,000,000	U.S. Treasury Bill, 0.25%, 1/17/13 (d) (g)	4,999
61,550,000	U.S. Treasury Note, 0.62%, 9/30/17	61,343
11,700,000	U.S. Treasury Note, 2.75%, 8/15/42	11,464
22,000,000	U.S. Treasury Strip Principal, 0.00%, 11/15/40	9,558

		128,863

Total Bonds (Cost - $691,785)		718,132

Preferred Stock (Cost - $1,900) (0%)
19,000	General Electric Capital Corp.	2,080
Investment Company (Cost - $67,792) (11%)
6,469,435	Payden Cash Reserves Money Market Fund *	6,469
1,516,202	Payden Emerging Markets Bond Fund Institutional Class *	23,380
1,500,000	Payden Emerging Markets Local Bond Fund Investor Class *	15,360
3,369,196	Payden High Income Fund Investor Class *	24,561

		69,770

Total (Cost - $761,477) (122%)		789,982
Liabilities in excess of Other Assets (-22%)		(143,926)

Net Assets (100%)		$646,056

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principle in foreign currency.

(c)	Security was purchased on a delayed delivery basis.

(d)	Yield to maturity at time of purchase.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $5,522 and the total market value of the collateral held by the Fund is $5,868. Amounts in 000s.

(g)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

25	Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/16/2013	Brazilian Real (Buy 6,525)	HSBC Securities	$6
1/17/2013	Japanese Yen (Sell 1,014,800)	Barclays	190
12/13/2012	Malaysian Ringgit (Buy 19,564)	Barclays	21
12/13/2012	Thai Bat (Buy 196,940)	Barclays	18

			$235

Liabilities:
12/20/2012	Australian Dollar (Sell 18,549)	HSBC Securities	$(31)
11/8/2012	British Pound (Sell 100)	HSBC Securities	–
11/26/2012	Canadian Dollar (Buy 9,422)	RBC Capital	(133)
1/14/2013	Euro (Sell 4,938)	Bank of America	(2)
11/27/2012	Russian Ruble (Buy 198,480)	HSBC Securities	(32)

			$(198)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
116	U.S. Ultra Long Bond Future	Dec-12	$(19,151)	$(40)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	3M US LIBOR	(0.82%)	Sep-17	61,500	$(99)
Barclays	3M US LIBOR	(4.01%)	Dec-40	$9,400	(2,961)

					$(3,060)

See notes to financial statements.

Annual Report	26

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Credit Quality - percent of value
Financial	33%
U.S. Treasury	11%
Telecommunication	9%
Healthcare	8%
Energy	8%
Other	31%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (104%)
Corporate (92%)
Consumer Cyclical (7%)
75,000	Continental Airlines 2012-2 A, 4.00%, 10/29/24	$78
115,000	CVS Caremark Corp., 6.12%, 9/15/39	155
300,000	Expedia Inc., 7.45%, 8/15/18	359
150,000	Heineken NV 144A, 2.75%, 4/1/23 (a)	152
250,000	Iconix Brand Group, Inc. 144A, 2.50%, 6/1/16 (a)	250
200,000	Ltd. Brands Inc., 6.62%, 4/1/21	230
545,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	643
130,000	Penske Truck Leasing Co. 144A, 3.75%, 5/11/17 (a)	133
400,000	Time Warner Inc., 7.625%, 4/15/31	575
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20 (c)	224
100,000	Yum! Brands Inc., 6.87%, 11/15/37	142

		2,941

Consumer Non-Cyclical (6%)
80,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	135
190,000	Dollar General Corp., 4.12%, 7/15/17	200
300,000	Life Technologies Corp., 6.00%, 3/1/20	360
410,000	Mondelez International Inc., 6.50%, 2/9/40	580
250,000	Mylan Inc. 144A, 7.62%, 7/15/17 (a)	280
95,000	Packaging Corp of America, 3.90%, 6/15/22	98
130,000	Reynolds American Inc., 3.25%, 11/1/22	132
295,000	Safeway Inc., 3.40%, 12/1/16	309
250,000	Sigma Alimentos SA de CV 144A, 5.62%, 4/14/18 (a)	284
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	171

		2,549

Energy (9%)
55,000	Cenovus Energy Inc., 6.75%, 11/15/39	78
220,000	Duke Energy Corp., 3.05%, 8/15/22	226
325,000	Encana Corp., 6.50%, 8/15/34	406
200,000	Gazprom Neft OAO Via GPN Capital SA 144A 4.37%, 9/19/22 (a) (c)	202
250,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (b) (c)	325
335,000	GDF Suez 144A, 2.87%, 10/10/22 (a)	337
190,000	KazMunayGas National Co., 9.125%, 7/2/18 (b)	248

Principal or Shares	Security Description	Value (000)
325,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	$396
280,000	National Rural Utilities Cooperative Finance Corp., 8.00%, 3/1/32	432
210,000	Newmont Mining Corp., 4.87%, 3/15/42	222
250,000	QEP Resources Inc., 5.25%, 5/1/23	262
210,000	TransCanada PipeLines Ltd., 7.625%, 1/15/39	333
230,000	Valero Energy Corp., 6.62%, 6/15/37	288
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (a)	223

		3,978

Financial (35%)
50,000	American International Group Inc., 4.87%, 6/1/22	57
240,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (a)	257
200,000	Banco do Brasil SA/Cayman, 3.87%, 10/10/22	200
250,000	Bancolombia SA, 5.12%, 9/11/22	262
330,000	Bank of America Corp., 7.625%, 6/1/19	419
200,000	Bank of Ceylon 144A, 6.87%, 5/3/17 (a)	216
845,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	959
45,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (a)	48
230,000	Block Financial LLC, 5.50%, 11/1/22	233
320,000	Capital One Financial Corp., 3.15%, 7/15/16	341
180,000	Citigroup Inc., 2.25%, 8/7/15	185
345,000	Citigroup Inc., 4.45%, 1/10/17	382
115,000	Citigroup Inc., 6.00%, 10/31/33	124
500,000	Citigroup Inc., 6.01%, 1/15/15	551
90,000	CIT Group Inc., 4.25%, 8/15/17	93
110,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (a)	118
100,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (a)	124
300,000	Credit Suisse New York, 6.00%, 2/15/18	347
175,000	Digital Realty Trust LP, 5.87%, 2/1/20	204
75,000	ERAC USA Finance LLC 144A, 2.75%, 3/15/17 (a)	78
45,000	ERAC USA Finance LLC 144A, 3.30%, 10/15/22 (a)	46
400,000	FMR LLC 144A, 6.45%, 11/15/39 (a)	499
200,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	205
300,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	382
455,000	General Electric Capital Corp., 4.65%, 10/17/21	516
230,000	General Electric Capital Corp., 5.875%, 1/14/38	284

27	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
315,000	General Electric Capital Corp., 6.37%, 11/15/67	$338
205,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	210
400,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	421
345,000	HSBC USA Inc., 5.00%, 9/27/20	376
170,000	Hyundai Capital America 144A, 2.12%, 10/2/17 (a)	171
440,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (a)	475
200,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	202
355,000	JPMorgan Chase & Co., 4.35%, 8/15/21	398
120,000	Lincoln National Corp., 4.20%, 3/15/22	127
230,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	253
105,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	127
50,000	MetLife Inc., 10.75%, 8/1/39	76
255,000	MetLife Inc., 6.40%, 12/15/36	278
200,000	Mizuho Corporate Bank Ltd. 144A, 2.95%, 10/17/22 (a)	200
85,000	Moody’s Corp., 4.50%, 9/1/22	92
75,000	Morgan Stanley, 4.87%, 11/1/22	76
300,000	Morgan Stanley, 6.00%, 5/13/14	319
200,000	MPT Operating Partnership LP, 6.87%, 5/1/21	217
200,000	Nippon Life Insurance Co. 144A, 5.00%, 10/18/42 (a)	207
350,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	497
250,000	Pemex Project Funding Master Trust, 6.625%, 6/15/35	313
200,000	Prudential Financial Inc., 5.87%, 9/15/42	211
250,000	RBS Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	250
300,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (a)	315
240,000	Sberbank of Russia Via SB Capital SA 144A, 5.12%, 10/29/22 (a)	240
275,000	SLM Corp., 4.62%, 9/25/17	282
190,000	Sydney Airport Finance Co Pty Ltd. 144A, 3.90%, 3/22/23 (a)	194
280,000	Vornado Realty LP, 4.25%, 4/1/15	298
240,000	Wachovia Capital Trust III, 5.57%, 3/29/49	239
165,000	Westpac Banking Corp., 4.87%, 11/19/19	191
345,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (a)	386
175,000	Xstrata Finance Canada Ltd. 144A, 4.00%, 10/25/22 (a)	176

		15,285

Healthcare (9%)
600,000	Amgen Inc., 3.62%, 5/15/22	646
175,000	Celgene Corp., 3.25%, 8/15/22	181
405,000	Coventry Health Care Inc., 5.45%, 6/15/21	474
180,000	Dignity Health, 3.12%, 11/1/22	181
400,000	Express Scripts Holding Co. 144A, 2.65%, 2/15/17 (a)	418
410,000	Health Care REIT Inc., 4.12%, 4/1/19	443
250,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (a) (c)	271
150,000	Kaiser Foundation Hospitals, 3.50%, 4/1/22	158
115,000	Novartis Capital Corp., 2.40%, 9/21/22	117
200,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (a)	216
400,000	Warner Chilcott Co. LLC, 7.75%, 9/15/18	424
440,000	WellPoint Inc., 2.37%, 2/15/17	456

		3,985

Industrial (6%)
95,000	ArcelorMittal, 6.12%, 6/1/18	95
150,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)	164
120,000	Embraer Overseas Ltd., 6.375%, 1/15/20	140
450,000	Heathrow Funding Ltd. 144A, 4.87%, 7/15/21 (a)	495

Principal or Shares	Security Description	Value (000)
450,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	$463
110,000	Newcrest Finance Pty. Ltd. 144A, 4.20%, 10/1/22 (a)	113
125,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.37%, 3/15/18 (a)	125
90,000	Rock-Tenn Co. 144A, 4.45%, 3/1/19 (a)	98
420,000	Ryder System Inc., 3.50%, 6/1/17	443
65,000	Smiths Group PLC 144A, 3.62%, 10/12/22 (a)	66
120,000	Teck Resources Ltd., 5.40%, 2/1/43	122
300,000	Textron Inc., 5.60%, 12/1/17	331

		2,655

Material (2%)
250,000	Anglo American Capital PLC 144A, 2.62%, 9/27/17 (a)	251
155,000	Dow Chemical Co., 9.40%, 5/15/39	263
85,000	Owens Corning Inc., 4.20%, 12/15/22	86
200,000	Vale Overseas Ltd., 6.87%, 11/21/36	247

		847

Technology (4%)
130,000	eBay Inc., 4.00%, 7/15/42	131
125,000	FMC Technologies Inc., 3.45%, 10/1/22	129
450,000	Hewlett-Packard Co., 2.60%, 9/15/17	439
55,000	Intel Corp., 4.80%, 10/1/41	65
200,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	222
390,000	Symantec Corp., 4.20%, 9/15/20	415
100,000	Tyco Electronics Group SA, 3.50%, 2/3/22	104

		1,505

Telecommunication (10%)
400,000	America Movil SAB de CV, 3.12%, 7/16/22	413
300,000	American Tower Corp., 4.62%, 4/1/15	322
250,000	AT&T Inc., 6.55%, 2/15/39	346
250,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (a)	268
90,000	CenturyLink Inc., 5.80%, 3/15/22	95
250,000	Colombia Telecomunicaciones SA ESP 144A, 5.37%, 9/27/22 (a)	256
100,000	Comcast Corp., 6.40%, 5/15/38	132
205,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 2.40%, 3/15/17	211
350,000	NBCUniversal Media LLC, 4.375%, 4/1/21	401
300,000	News America Inc., 6.40%, 12/15/35	386
200,000	SK Telecom Co. Ltd. 144A, 2.12%, 5/1/18 (a)	200
225,000	Telecom Italia Capital, 5.25%, 11/15/13	232
60,000	Telefonica Emisiones SAU, 7.045%, 6/20/36	62
160,000	Time Warner Cable Inc., 4.50%, 9/15/42	165
100,000	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	149
85,000	Time Warner Inc., 4.90%, 6/15/42	95
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	302
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (b)	235
70,000	Vivendi SA 144A, 4.75%, 4/12/22 (a)	73

		4,343

Utility (4%)
160,000	Arizona Public Service Co., 4.50%, 4/1/42	176
300,000	Florida Power & Light Co., 5.69%, 3/1/40	407
250,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	330
180,000	Petrobras International Finance Co., 5.37%, 1/27/21	205
135,000	Phillips 66 144A, 2.95%, 5/1/17 (a)	144
225,000	Sempra Energy, 9.80%, 2/15/19	320

		1,582

Total Corporate		39,670

Annual Report	28

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
U.S. Treasury (12%)
100,000	U.S. Treasury Bill, 0.14%, 1/17/13 (d) (e)	$100
4,160,000	U.S. Treasury Note, 0.62%, 9/30/17	4,146
800,000	U.S. Treasury Note, 2.75%, 8/15/42	784

		5,030

Total Bonds (Cost - $40,921)		44,700

Preferred Stock (Cost - $1,157) (3%)
12,700	Alexandria Real Estate Equities Inc.	336
1,000	General Electric Capital Corp	109
9,000	Public Storage	243
5,000	United Technologies Corp.	272
9,600	Vornado Realty Trust	264

		1,224

Investment Company (Cost - $2,349) (5%)
114,943	Payden High Income Fund Investor Class *	838
1,548,795	Payden Cash Reserves Money Market Fund *	1,549

		2,387

Total (Cost - $44,427) (112%)		48,311
Liabilities in excess of Other Assets (-12%)		(5,052)

Net Assets (100%)		$43,259

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $1,018 and the total market value of the collateral held by the Fund is $1,045. Amounts in 000s.

(d)	Yield to maturity at time of purchase.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized (Depreciation) (000s)
Liability:
12/20/2012	Australian Dollar (Sell 1,242)	HSBC Securities	$(2)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
4	U.S. Ultra Long Bond Future	Dec-12	$(660)	$(1)

Open Credit Default Swap Contracts

Reference Obligations	Fund (Pays) Receives	Counterparty	Expiration Date	Notional Principal (000s)	Value (000s)
DirecTV Holdings LLC, 3.5%, Mar-16	1.00%	UBS Warburg	Sep-17	$400	$(7)
Viacom Inc., 6.875%, Apr-36	(1.00%)	UBS Warburg	Sep-17	400	(6)

					$(13)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	3M LIBOR	(0.82%)	Sep-17	$4,200	$(7)

See notes to financial statements.

29	Payden Mutual Funds

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	2%
BBB	3%
BB	42%
B	47%
CC	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Corporate Bonds (97%)
Airport/Port (1%)
4,500,000	TAM Capital 3 Inc. 144A, 8.37%, 6/3/21 (a)	$5,018
2,640,000	United Air Lines Inc. 144A, 9.875%, 8/1/13 (a) (c)	2,706

		7,724

Consumer Cyclical (11%)
2,000,000	99 Cents Only Stores 144A, 11.00%, 12/15/19 (a)	2,280
4,555,000	AMC Entertainment Inc., 8.75%, 6/1/19	5,056
5,250,000	Boyd Gaming Corp., 9.12%, 12/1/18 (c)	5,447
1,000,000	Caesars Entertainment Operating Co. Inc. 144A, 8.50%, 2/15/20 (a)	985
2,650,000	Caesars Entertainment Operating Co. Inc., 11.25%, 6/1/17	2,882
4,000,000	Cedar Fair LP, 9.12%, 8/1/18	4,545
5,600,000	Chrysler Group LLC/CG Co-Issuer Inc., 8.00%, 6/15/19	5,985
4,000,000	CityCenter Holdings LLC, 7.62%, 1/15/16	4,290
3,800,000	ClubCorp Club Operations Inc., 10.00%, 12/1/18	4,218
1,145,000	Constellation Brands Inc., 7.25%, 5/15/17	1,354
3,130,000	Constellation Brands Inc., 7.25%, 9/1/16	3,631
3,700,000	DineEquity Inc., 9.50%, 10/30/18	4,186
3,435,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	3,706
4,110,000	Elizabeth Arden Inc., 7.37%, 3/15/21	4,608
2,790,000	Hanesbrands Inc., 8.00%, 12/15/16	3,086
4,500,000	Hertz Corp., 6.75%, 4/15/19 (c)	4,798
5,505,000	Host Hotels & Resorts LP, 5.87%, 6/15/19 (c)	6,083
2,165,000	Jarden Corp., 7.50%, 5/1/17	2,468
2,000,000	Jo-Ann Stores Inc. 144A, 8.12%, 3/15/19 (a)	2,023
3,440,000	Lennar Corp., 5.60%, 5/31/15	3,707
1,000,000	Levi Strauss & Co., 6.87%, 5/1/22	1,044
4,150,000	Levi Strauss & Co., 7.62%, 5/15/20 (c)	4,555
2,500,000	Ltd. Brands Inc., 6.62%, 4/1/21	2,872
3,500,000	Ltd. Brands Inc., 6.90%, 7/15/17	4,038
5,200,000	MGM Resorts International 144A, 8.62%, 2/1/19 (a)	5,649
5,000,000	NBTY Inc., 9.00%, 10/1/18	5,625
855,000	Penn National Gaming Inc., 8.75%, 8/15/19	960
4,500,000	PVH Corp., 7.37%, 5/15/20	5,063

Principal or Shares	Security Description	Value (000)
3,170,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	$3,356
2,000,000	Sonic Automotive Inc., 9.00%, 3/15/18	2,188
4,325,000	Susser Holdings LLC, 8.50%, 5/15/16	4,649
2,860,000	Toys R Us Property Co. LLC, 8.50%, 12/1/17	3,085
4,210,000	Visteon Corp., 6.75%, 4/15/19	4,352
4,300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.87%, 5/1/20	4,816

		127,590

Consumer Non-Cyclical (8%)
7,855,000	Alliance One International Inc., 10.00%, 7/15/16	8,150
8,610,000	ARAMARK Corp., 8.50%, 2/1/15	8,761
3,290,000	B&G Foods Inc., 7.62%, 1/15/18	3,561
2,790,000	C&S Group Enterprises LLC 144A, 8.37%, 5/1/17 (a)	2,954
4,365,000	Central Garden & Pet Co., 8.25%, 3/1/18	4,627
2,000,000	Corrections Corp. of America, 7.75%, 6/1/17	2,147
2,000,000	Cott Beverages Inc., 8.12%, 9/1/18	2,230
1,400,000	Dean Foods Co., 4.25%, 4/2/17	1,390
4,815,000	Dean Foods Co., 7.00%, 6/1/16 (c)	5,206
4,600,000	DynCorp International Inc., 10.37%, 7/1/17	4,071
2,760,000	Ingles Markets Inc., 8.875%, 5/15/17	2,984
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (a)	2,294
3,280,000	JBS SA 144A, 10.50%, 8/4/16 (a) (c)	3,649
4,450,000	Libbey Glass Inc. 144A, 6.87%, 5/15/20 (a)	4,762
2,640,000	Mead Products LLC/ACCO Brands Corp. 144A, 6.75%, 4/30/20 (a) (c)	2,709
4,400,000	Michael Foods Inc., 9.75%, 7/15/18	4,917
3,000,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (a)	3,495
1,295,000	New Albertson’s Inc., 8.00%, 5/1/31	767
4,500,000	Reynolds Group Issuer Inc., 9.00%, 4/15/19	4,579
3,250,000	Reynolds Group Issuer Inc., 9.87%, 8/15/19	3,421
1,150,000	RR Donnelley & Sons Co., 7.25%, 5/15/18	1,149
4,325,000	Stater Bros. Holdings Inc., 7.37%, 11/15/18	4,676
4,115,000	SUPERVALU Inc., 7.50%, 11/15/14 (c)	3,986
1,980,000	SUPERVALU Inc., 8.00%, 5/1/16 (c)	1,896

		88,381

Annual Report	30

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
Energy (17%)
3,975,000	Access Midstream Partners LP/ACMP Finance Corp., 6.12%, 7/15/22	$4,223
2,585,000	AmeriGas Finance LLC, 7.00%, 5/20/22	2,821
1,193,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	1,271
3,250,000	Atlas Pipeline Partners LP 144A, 6.62%, 10/1/20 (a)	3,380
4,000,000	BreitBurn Energy Partners LP, 8.62%, 10/15/20	4,350
9,000,000	Chesapeake Energy Corp., 6.12%, 2/15/21 (c)	9,157
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17 (c)	347
1,000,000	Chesapeake Energy Corp., 6.875%, 11/15/20	1,065
4,900,000	Cimarex Energy Co., 5.87%, 5/1/22	5,255
4,235,000	Concho Resources Inc., 5.50%, 4/1/23	4,457
4,750,000	Copano Energy LLC/Copano Energy Finance Corp., 7.12%, 4/1/21	5,023
3,915,000	CONSOL Energy Inc., 8.00%, 4/1/17	4,160
4,500,000	CVR Refining LLC / Coffeyville Finance Inc. 144A, 6.50%, 11/1/22 (a)	4,421
3,000,000	Denbury Resources Inc., 9.75%, 3/1/16	3,210
1,920,000	El Paso Corp., 6.50%, 9/15/20	2,176
1,185,000	El Paso Corp., 7.75%, 1/15/32	1,420
1,360,000	Encore Acquisition Co., 9.50%, 5/1/16	1,472
5,450,000	Energy Transfer Equity LP, 7.50%, 10/15/20	6,227
5,200,000	EP Energy LLC / EP Energy Finance Inc. 144A, 9.37%, 5/1/20 (a)	5,772
4,855,000	EXCO Resources Inc., 7.50%, 9/15/18	4,588
5,530,000	Forest Oil Corp., 7.25%, 6/15/19 (c)	5,641
4,700,000	Laredo Petroleum Inc., 7.37%, 5/1/22	5,147
5,000,000	Linn Energy LLC 144A, 6.25%, 11/1/19 (a)	5,025
3,000,000	Linn Energy LLC, 7.75%, 2/1/21	3,218
2,000,000	Linn Energy LLC, 8.62%, 4/15/20	2,198
5,050,000	MarkWest Energy Partners LP, 6.25%, 6/15/22	5,492
3,350,000	Newfield Exploration Co., 5.62%, 7/1/24	3,585
1,000,000	Newfield Exploration Co., 6.875%, 2/1/20	1,088
5,500,000	NGPL PipeCo LLC 144A, 7.11%, 12/15/17 (a) (c)	5,926
3,800,000	Niska Gas Storage, 8.87%, 3/15/18	3,962
4,000,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (a) (c)	3,510
6,000,000	Peabody Energy Corp., 6.25%, 11/15/21 (c)	6,225
2,800,000	PetroBakken Energy Ltd. 144A, 8.62%, 2/1/20 (a)	2,870
3,000,000	Plains Exploration & Production Co., 6.62%, 5/1/21	3,015
2,450,000	Plains Exploration & Production Co., 6.75%, 2/1/22	2,475
2,500,000	Plains Exploration & Production Co., 6.87%, 2/15/23	2,500
4,300,000	Puget Energy Inc., 6.00%, 9/1/21	4,840
4,300,000	Sabine Pass LNG LP, 7.50%, 11/30/16	4,719
5,000,000	Samson Investment Co. 144A, 9.75%, 2/15/20 (a)	5,300
2,350,000	SandRidge Energy Inc. 144A, 7.50%, 3/15/21 (a)	2,456
3,200,000	SandRidge Energy Inc., 8.75%, 1/15/20	3,472
4,600,000	SESI LLC, 7.12%, 12/15/21	5,152
5,500,000	SM Energy Co., 6.50%, 1/1/23	5,775
3,000,000	Targa Resources Partners LP, 6.87%, 2/1/21	3,270
2,350,000	Targa Resources Partners LP, 8.25%, 7/1/16	2,447
4,475,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.87%, 4/1/20	4,570
5,000,000	Whiting Petroleum Corp., 6.50%, 10/1/18	5,419
5,075,000	WPX Energy Inc., 6.00%, 1/15/22	5,456

		189,548

Principal or Shares	Security Description	Value (000)
Financial (15%)
3,000,000	AerCap Aviation Solutions BV, 6.37%, 5/30/17 (c)	$3,120
4,220,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	4,616
1,810,000	Ally Financial Inc., 7.50%, 12/31/13	1,925
13,500,000	Ally Financial Inc., 7.50%, 9/15/20	15,964
4,000,000	Ally Financial Inc., 8.00%, 3/15/20	4,790
5,270,000	Bank of Ceylon 144A, 6.87%, 5/3/17 (a)	5,692
4,700,000	Citigroup Inc., 5.95%, 1/30/23	4,850
3,000,000	CIT Group Inc., 4.25%, 8/15/17	3,092
4,000,000	CIT Group Inc., 5.25%, 3/15/18	4,270
11,600,000	CIT Group Inc., 5.37%, 5/15/20	12,441
4,325,000	CNO Financial Group Inc. 144A, 6.37%, 10/1/20 (a)	4,498
4,580,000	Ford Motor Credit Co. LLC, 12.00%, 5/15/15	5,679
4,500,000	Ford Motor Credit Co. LLC, 5.87%, 8/2/21	5,190
7,400,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	9,433
5,040,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	5,165
2,900,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 1/28/21 (a)	3,037
3,500,000	Hartford Financial Services Group Inc., 8.125%, 6/15/38	4,112
4,100,000	Icahn Enterprises LP, 7.75%, 1/15/16	4,305
4,000,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (a)	4,060
4,500,000	Interactive Data Corp., 10.25%, 8/1/18	5,062
3,230,000	Intercorp Retail Trust 144A, 8.87%, 11/14/18 (a)	3,698
5,350,000	International Lease Finance Corp., 5.65%, 6/1/14	5,638
3,600,000	International Lease Finance Corp., 5.75%, 5/15/16	3,819
8,500,000	International Lease Finance Corp., 8.25%, 12/15/20	10,041
1,650,000	International Lease Finance Corp., 8.62%, 9/15/15	1,864
4,000,000	Lennar Corp. 144A, 4.75%, 11/15/22 (a)	3,970
5,650,000	Lloyds TSB Bank PLC 144A, 6.50%, 9/14/20 (a)	6,165
2,450,000	Morgan Stanley, 4.87%, 11/1/22	2,482
3,500,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 144A, 7.87%, 10/1/20 (a)	3,623
4,000,000	Neuberger Berman Group LLC 144A, 5.875%, 3/15/22 (a)	4,280
3,750,000	UBS AG Stamford CT., 7.62%, 8/17/22	4,051
3,000,000	XL Group PLC, 6.50%, 12/29/49	2,797

		163,729

Healthcare (8%)
1,225,000	Apria Healthcare Group Inc., 11.25%, 11/1/14	1,265
1,000,000	Apria Healthcare Group Inc., 12.375%, 11/1/14 (c)	980
4,660,000	Bausch & Lomb Inc., 9.875%, 11/1/15	4,800
6,800,000	Biomet Inc. 144A, 6.50%, 8/1/20 (a)	7,046
2,000,000	CHS/Community Health Systems Inc., 8.00%, 11/15/19	2,167
4,000,000	DaVita Inc., 5.75%, 8/15/22	4,200
4,000,000	Emdeon Inc., 11.00%, 12/31/19	4,560
5,000,000	Hanger Orthopedic Group Inc., 7.12%, 11/15/18	5,250
4,000,000	HCA Inc., 5.87%, 5/1/23 (c)	4,050
4,750,000	HCA Inc., 6.50%, 2/15/20	5,261
1,000,000	HCA Inc., 7.25%, 9/15/20	1,111
2,040,000	HCA Inc., 7.50%, 11/6/33 (c)	2,030
4,950,000	HCA Inc., 7.50%, 2/15/22	5,556
1,000,000	HCA Inc., 7.87%, 2/15/20	1,122
450,000	Healthsouth Corp., 7.25%, 10/1/18	488

31	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
4,350,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (a) (c)	$4,720
4,000,000	Kinetic Concepts Inc. 144A, 10.50%, 11/1/18 (a)	4,280
5,300,000	MPT Operating Partnership LP, 6.87%, 5/1/21	5,751
4,260,000	Mylan Inc. 144A, 7.62%, 7/15/17 (a)	4,771
4,000,000	Sky Growth Acquisition Corp. 144A, 7.37%, 10/15/20 (a)	4,000
1,412,000	Tenet Healthcare Corp., 10.00%, 5/1/18	1,617
1,000,000	Tenet Healthcare Corp., 8.00%, 8/1/20	1,058
2,915,000	US Oncology Inc. 144A Escrow, 9.125%, 8/15/17 (a)	0
5,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (a)	5,406
2,500,000	Vanguard Health Holding Co. LLC, 8.00%, 2/1/18	2,613
2,000,000	VPI Escrow Corp. 144A, 6.37%, 10/15/20 (a)	2,115
6,300,000	Warner Chilcott Co. LLC, 7.75%, 9/15/18	6,678

		92,895

Industrial (12%)
4,110,000	AK Steel Corp., 7.62%, 5/15/20 (c)	3,576
4,000,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (a)	4,320
5,200,000	Arch Coal Inc., 7.00%, 6/15/19 (c)	4,641
4,400,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a) (c)	4,796
4,000,000	Belden Inc. 144A, 5.50%, 9/1/22 (a)	4,090
2,210,000	Berry Plastics Corp., 8.25%, 11/15/15	2,315
4,550,000	Bombardier Inc. 144A, 5.75%, 3/15/22 (a) (c)	4,817
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (a) (c)	2,347
4,600,000	Case New Holland Inc., 7.87%, 12/1/17	5,428
5,000,000	CHC Helicopter SA, 9.25%, 10/15/20	5,100
3,450,000	D.R. Horton Inc., 4.37%, 9/15/22	3,476
5,500,000	Dana Holding Corp., 6.50%, 2/15/19	5,768
4,900,000	Exide Technologies, 8.62%, 2/1/18	4,000
1,500,000	Goodyear Tire & Rubber Co., 4.75%, 4/30/19	1,519
4,000,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22 (c)	4,215
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24	3,008
3,080,000	Iron Mountain Inc., 7.75%, 10/1/19	3,488
3,800,000	Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	4,256
4,050,000	Lear Corp., 8.12%, 3/15/20	4,521
4,070,000	Manitowoc Co. Inc., 5.87%, 10/15/22	4,065
3,455,000	Masco Corp., 6.125%, 10/3/16	3,785
5,560,000	Mobile Mini Inc., 7.87%, 12/1/20	6,040
3,140,000	Navios Maritime Holdings Inc., 8.875%, 11/1/17	3,234
3,131,000	Navistar International Corp., 8.25%, 11/1/21 (c)	2,947
4,264,000	Suburban Propane Partners LP 144A, 7.50%, 10/1/18 (a)	4,605
4,950,000	Swift Services Holdings Inc., 10.00%, 11/15/18 (c)	5,334
3,000,000	Tesoro Corp., 5.37%, 10/1/22	3,143
4,650,000	Texas Industries Inc., 9.25%, 8/15/20 (c)	4,987
3,510,000	TransDigm Inc., 7.75%, 12/15/18	3,887
3,045,000	Triumph Group Inc., 8.62%, 7/15/18	3,433
4,080,000	United States Steel Corp., 7.37%, 4/1/20 (c)	4,121
3,500,000	UR Merger Sub Corp. 144A, 7.62%, 4/15/22 (a)	3,846
4,500,000	UR Merger Sub Corp., 9.25%, 12/15/19	5,130
2,990,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (a)	2,945

		137,183

Principal or Shares	Security Description	Value (000)
Material (4%)
3,500,000	Boise Paper Holdings LLC, 8.00%, 4/1/20	$3,850
4,500,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (a) (c)	5,017
3,700,000	FMG Resources August 2006 Pty Ltd. 144A, 6.87%, 2/1/18 (a)	3,594
3,000,000	FMG Resources August 2006 Pty Ltd. 144A, 6.87%, 4/1/22 (a) (c)	2,831
3,000,000	FMG Resources August 2006 Pty. Ltd. 144A, 8.25%, 11/1/19 (a) (c)	3,015
3,700,000	Hexion US Finance Corp/Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	3,755
4,900,000	Huntsman International LLC, 8.62%, 3/15/21 (c)	5,598
3,000,000	Ineos Finance PLC 144A, 7.50%, 5/1/20 (a)	3,052
1,400,000	Ineos Finance PLC 144A, 8.37%, 2/15/19 (a)	1,475
2,000,000	LyondellBasell Industries NV, 5.75%, 4/15/24	2,325
2,930,000	NOVA Chemicals Corp., 8.375%, 11/1/16	3,245
2,000,000	PolyOne Corp., 7.37%, 9/15/20	2,165
1,000,000	Schaeffler Finance BV 144A, 8.50%, 2/15/19 (a)	1,121
5,100,000	Tronox Finance LLC 144A, 6.37%, 8/15/20 (a)	5,106
3,250,000	Weyerhaeuser Co., 7.375%, 10/1/19	4,059

		50,208

Technology (2%)
4,970,000	Equinix Inc., 8.12%, 3/1/18	5,486
2,300,000	Fidelity National Information Services Inc., 7.62%, 7/15/17	2,521
800,000	First Data Corp. 144A, 6.75%, 11/1/20 (a)	804
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (a)	2,436
2,424,000	First Data Corp., 12.62%, 1/15/21	2,515
542,000	First Data Corp., 9.875%, 9/24/15 (c)	556
5,485,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	6,088
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20	3,658

		24,064

Telecommunication (16%)
4,200,000	Avaya Inc. 144A, 7.00%, 4/1/19 (a)	3,853
2,500,000	Cablevision Systems Corp., 7.75%, 4/15/18	2,791
1,655,000	Cablevision Systems Corp., 8.625%, 9/15/17	1,940
3,300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21	3,523
6,650,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.87%, 4/30/18	7,215
1,000,000	CCO Holdings LLC, 7.37%, 6/1/20	1,125
7,750,000	CenturyLink Inc., 5.80%, 3/15/22	8,172
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,491
3,735,000	Cincinnati Bell Inc., 8.75%, 3/15/18	3,791
3,820,000	Clear Channel Worldwide Holdings Inc., 9.25%, 12/15/17	4,106
5,000,000	CommScope Inc. 144A, 8.25%, 1/15/19 (a)	5,412
3,495,000	Crown Castle International Corp., 9.00%, 1/15/15	3,757
3,330,000	CSC Holdings LLC, 7.87%, 2/15/18	3,879
3,490,000	CSC Holdings LLC, 8.62%, 2/15/19	4,153
5,500,000	DISH DBS Corp., 5.87%, 7/15/22	5,802
4,750,000	DISH DBS Corp., 6.75%, 6/1/21	5,314
3,224,000	Entravision Communications Corp., 8.75%, 8/1/17	3,502
3,550,000	Frontier Communications Corp., 7.12%, 1/15/23 (c)	3,794
2,000,000	Frontier Communications Corp., 8.125%, 10/1/18	2,275
2,100,000	Frontier Communications Corp., 8.25%, 4/15/17	2,431
12,150,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	12,955

Annual Report	32

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
3,875,000	Lamar Media Corp., 7.87%, 4/15/18 (c)	$4,282
4,000,000	Liberty Mutual Group Inc. 144A, 7.80%, 3/15/37 (a)	4,510
3,000,000	Mediacom LLC, 9.125%, 8/15/19	3,338
5,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18	5,500
5,000,000	MMI International Ltd. 144A, 8.00%, 3/1/17 (a)	5,250
1,500,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (a)	1,511
4,320,000	SBA Communications Corp. 144A, 5.62%, 10/1/19 (a) (c)	4,406
4,700,000	Sinclair Television Group Inc. 144A, 6.12%, 10/1/22 (a)	4,876
1,230,000	Sprint Capital Corp., 6.875%, 11/15/28	1,264
14,000,000	Sprint Capital Corp., 6.90%, 5/1/19	15,295
3,030,000	Sprint Nextel Corp., 6.00%, 12/1/16	3,272
4,400,000	TW Telecom Holdings Inc., 8.00%, 3/1/18	4,862
5,600,000	UPCB Finance III Ltd. 144A, 6.62%, 7/1/20 (a)	6,020
3,000,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (b)	3,528
3,000,000	Virgin Media Finance PLC, 4.87%, 2/15/22	3,045
1,370,000	Windstream Corp., 7.00%, 3/15/19	1,409
2,850,000	Windstream Corp., 7.50%, 6/1/22	3,035
1,590,000	Windstream Corp., 7.875%, 11/1/17	1,779
3,600,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (a)	3,996

		176,459

Utility (3%)
2,490,000	AES Corp., 7.37%, 7/1/21	2,795
4,775,000	AES Corp., 8.00%, 10/15/17	5,485
1,170,000	AES Corp., 8.00%, 6/1/20	1,357
3,700,000	Calpine Corp. 144A, 7.25%, 10/15/17 (a)	3,940
1,800,000	Calpine Corp. 144A, 7.87%, 7/31/20 (a)	1,980
3,700,000	GenOn Energy Inc., 9.87%, 10/15/20	4,172
2,025,000	InterGen NV 144A, 9.00%, 6/30/17 (a)	1,929
5,500,000	MEG Energy Corp. 144A, 6.37%, 1/30/23 (a)	5,913
4,000,000	NRG Energy Inc., 7.62%, 5/15/19	4,280
3,170,000	NRG Energy Inc., 8.50%, 6/15/19 (c)	3,447

		35,298

Total Corporate Bonds (Cost - $1,019,054)		1,093,079

Investment Company (Cost - $114,285) (10%)
114,285,189	Payden Cash Reserves Money Market Fund *	114,285

Total (Cost - $1,133,339) (107%)		1,207,364
Liabilities in excess of Other Assets (-7%)		(78,211)

Net Assets (100%)		$1,129,153

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $89,903 and the total market value of the collateral held by the Fund is $93,592. Amounts in 000s.

See notes to financial statements.

33	Payden Mutual Funds

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is cosistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	13%
AA	48%
A	31%
BBB	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (98%)
General Obligation (19%)
200,000	California State, 5.00%, 4/1/20	$236
150,000	California State, 5.25%, 4/1/35	174
250,000	California State, 5.50%, 8/1/21	302
250,000	California State, 5.00%, 11/1/20	297
150,000	City of Columbus OH, 5.00%, 7/1/18	184
370,000	City of New York NY, 5.00%, 6/1/22	426
5,000	County of Prince George’s MD, 5.50%, 5/15/13 (a) FSA	5
100,000	San Jose, CA Evergreen Community College District, 0.00%, 9/1/19 (a)	82
200,000	Texas State, 4.00%, 8/1/20	238
225,000	Texas State, 5.00%, 4/1/33	256
350,000	Wisconsin State, 5.00%, 5/1/19 (a)	433

		2,633

Revenue (79%)
Airport/Port (4%)
180,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	225
260,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/22	315

		540

Electric & Gas (8%)
15,000	Guam Power Authority, 5.00%, 10/1/21 (a) AGM	17
150,000	Indiana Municipal Power Agency, 5.00%, 1/1/22	181
300,000	Intermountain Power Agency UT, 5.00%, 7/1/17 (a)	348
150,000	Lower Colorado River Authority, 5.00%, 5/15/19	183
200,000	Modesto, CA Irrigation District, 5.00%, 7/1/21	243
125,000	Nebraska Public Power District, 5.00%, 1/1/20	144

		1,116

Healthcare (5%)
120,000	California Health Facilities Financing Authority, 1.45%, 8/15/33	122
125,000	City of Rochester MN, 4.00%, 11/15/38	144
250,000	Michigan State Hospital Finance Authority, 2.00%, 11/15/47	262
100,000	Monroeville, PA Finance Authority, 5.00%, 2/15/21	120

		648

Principal or Shares	Security Description	Value (000)
Income Tax (3%)
125,000	New York State Dormitory Authority, 5.00%, 2/15/21	$153
200,000	New York State Dormitory Authority, 5.00%, 3/15/20	246

		399

Industrial (0%)
50,000	Parish of St. Charles LA, 4.00%, 12/1/40	55
Industrial Development/Pollution Control (6%)
60,000	Beaver County, PA Industrial Development Authority, 2.70%, 4/1/35	60
125,000	California Infrastructure & Economic Development Bank, 5.00%, 6/1/21	157
50,000	California Statewide Communities Development Authority, 4.10%, 4/1/28	51
200,000	County of Oconee SC, 3.60%, 2/1/17	217
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	416

		901

Lease (12%)
250,000	Kentucky Asset Liability Commission, 5.25%, 9/1/18	308
200,000	Kentucky State Property & Building Commission, 4.00%, 11/1/19	229
300,000	Laurens County, SC School District, 5.25%, 12/1/22	320
100,000	Los Angeles, CA Municipal Improvement Corp., 5.00%, 3/1/24	116
150,000	Miami-Dade County, FL School Board, 4.00%, 5/1/17	165
75,000	New York State Urban Development Corp., 5.25%, 1/1/23	88
200,000	Oregon State Department of Administrative Services, 5.00%, 11/1/15	225
200,000	Perry Township, IN Multi-School Building Corp., 4.00%, 7/15/24	216

		1,667

Miscellaneous (6%)
315,000	Harris County, TX Cultural Education Facilities Finance Corp., 4.00%, 11/15/21	350
300,000	New Mexico Educational Assistance Foundation, 4.00%, 9/1/17	333

Annual Report	34

Payden Tax Exempt Bond Fund continued

Principal or Shares	Security Description	Value (000)
190,000	New York State Urban Development Corp., 5.25%, 1/1/21	$225

		908

Pollution Control (1%)
200,000	Mobile, AL Industrial Development Board, 1.65%, 6/1/34	203
Pre-Refunded (0%)
10,000	California State Department of Water Resources, 5.00%, 12/1/16 (a) MBIA	11
5,000	Georgia State, 5.00%, 3/1/13	5

		16

Recreational (0%)
50,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/16	55
Resource Recovery (2%)
200,000	South Bayside, CA Waste Management Authority, 5.25%, 9/1/24	220
Revenue Note (5%)
110,000	Burke County, GA Development Authority, 1.75%, 12/1/49	112
250,000	Energy Northwest WA, 5.00%, 7/1/16	290
250,000	St. Michael-Albertville, MN Independent School District, 5.00%, 2/1/18	282

		684

Sales Tax (9%)
110,000	Arizona Transportation Board, 5.00%, 7/1/25	131
300,000	Bay Area, CA Governments Association, 5.00%, 8/1/17	321
250,000	New York City Transitional Finance Authority, 5.00%, 11/1/15	283
200,000	Pima County, AZ Regional Transportation Authority, 4.00%, 6/1/15	215
300,000	Riverside County, CA, 0.21%, 6/1/29	300

		1,250

Transportation (8%)
200,000	Dallas/Fort Worth International Airport, 5.00%, 11/1/23	236
150,000	New Jersey Transportation Trust Fund Authority, 5.00%, 6/15/23	179
200,000	New York State Thruway Authority, 5.00%, 3/15/17	236
120,000	North Texas Tollway Authority, 5.00%, 1/1/20	144
125,000	Sonoma-Marin Area Rail Transit District, 5.00%, 3/1/25	150
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	119

		1,064

University (6%)
205,000	California State University, 5.00%, 11/1/26	238
250,000	New York State Dormitory Authority, 4.00%, 5/15/20	288
125,000	New York State Dormitory Authority, 5.00%, 7/1/25	153
200,000	University of California, 5.00%, 5/15/16	231

		910

Water & Sewer (4%)
150,000	City of Philadelphia, PA Water & Sewer, 5.00%, 11/1/18	179
150,000	New York State Environmental Facilities Corp., 5.00%, 11/15/14	163

Principal or Shares	Security Description	Value (000)
200,000	Texas Water Development Board, 4.00%, 7/15/18	$235

		577

Total Revenue		11,213

Total Bonds (Cost - $13,099)		13,846

Investment Company (Cost - $68) (1%)
68,329	Dreyfus Tax Exempt Cash Management Fund	68

Total (Cost - $13,167) (99%)		13,914
Other Assets, Net of Liabilities (1%)		171

Net Assets (100%)		$14,085

All of the securities are held by the custodian in a segregated account.

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

See notes to financial statements.

35	Payden Mutual Funds

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	1%
AA	51%
A	35%
BBB	13%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (98%)
General Obligation (27%)
400,000	California State, 3.00%, 2/1/23	$410
480,000	California State, 5.00%, 11/1/22	575
460,000	California State, 5.00%, 11/1/23	546
600,000	California State, 5.00%, 3/1/17 (a) MBIA	680
500,000	California State, 5.00%, 8/1/20	580
500,000	California State, 5.00%, 9/1/17	577
480,000	California State, 5.25%, 10/1/21	584
600,000	California State, 5.25%, 10/1/23	745
1,000,000	California State, 5.25%, 2/1/20	1,232
1,300,000	California State, 5.50%, 4/1/19	1,613
750,000	California State, 5.50%, 8/1/21	906
500,000	City & County of San Francisco CA, 5.00%, 6/15/22	634
130,000	City of Berkeley CA, 4.50%, 9/1/28	142
320,000	City of Los Angeles CA, 5.00%, 9/1/21	403
250,000	City of Los Angeles CA, 5.25%, 9/1/13 (a) FGIC	260
585,000	Coast Community College District CA, 5.00%, 8/1/23 (a) FSA	666
475,000	East Side, CA Union High School District, 5.00%, 8/1/21	579
530,000	Long Beach, CA Unified School District, 5.00%, 8/1/20	645
450,000	Los Angeles, CA Unified School District, 5.00%, 7/1/21	540
475,000	Pasadena, CA Unified School District, 5.00%, 5/1/21	594
200,000	Perris, CA Union High School District, 3.75%, 9/1/13	205
450,000	San Carlos, CA Elementary School District, 0.00%, 10/1/18 (a) MBIA	360

		13,476

Revenue (71%)
Airport/Port (8%)
500,000	City of Long Beach CA, 5.00%, 5/15/17	554
300,000	City of Long Beach CA, 5.00%, 5/15/19	371
210,000	Los Angeles, CA Department of Airports, 4.00%, 5/15/18	242
300,000	Los Angeles, CA Department of Airports, 5.00%, 5/15/18	361
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	933
750,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/17	874

Principal or Shares	Security Description	Value (000)
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/21	$399
365,000	San Francisco, CA City & County Airports Commission, 5.25%, 5/1/18	440

		4,174

Electric & Gas (11%)
550,000	California State Department of Water Resources, 5.00%, 5/1/16	634
450,000	California State Department of Water Resources, 5.00%, 5/1/21	541
190,000	City of Chula Vista CA, 1.65%, 7/1/18	193
50,000	Guam Power Authority, 5.00%, 10/1/21 (a) AGM	58
500,000	Los Angeles, CA Department of Water & Power, 5.00%, 7/1/21	628
500,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/1/23	609
500,000	Modesto, CA Irrigation District, 5.00%, 7/1/21	606
400,000	Northern California Power Agency, 5.00%, 7/1/18	481
595,000	Sacramento, CA Municipal Utility District, 5.00%, 8/15/21	739
135,000	Southern California Public Power Authority, 0.00%, 7/1/15	131
665,000	Southern California Public Power Authority, 5.00%, 7/1/18	817

		5,437

Healthcare (4%)
380,000	California Health Facilities Financing Authority, 1.45%, 8/15/33	385
340,000	California Health Facilities Financing Authority, 5.00%, 10/1/18	411
700,000	City of Newport Beach CA, 5.00%, 12/1/38	708
410,000	City of Torrance CA, 5.00%, 9/1/22	461

		1,965

Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/1/40	176
Industrial Development/Pollution Control (5%)
160,000	Beaver County, PA Industrial Development Authority, 2.70%, 4/1/35	161

Annual Report	36

Payden California Municipal Income Fund continued

Principal or Shares	Security Description	Value (000)
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/19	$594
410,000	California Infrastructure & Economic Development Bank, 5.00%, 6/1/21	514
400,000	California Statewide Communities Development Authority, 4.25%, 11/1/33	439
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	451

		2,159

Lease (15%)
240,000	Beverly Hills, CA Public Financing Authority, 4.00%, 6/1/20	282
1,000,000	California Public Works Board, 5.00%, 12/1/21	1,206
410,000	California State Public Works Board, 5.00%, 12/1/18	490
570,000	California State Public Works Board, 5.00%, 12/1/31	632
1,585,000	California State Public Works Board, 5.00%, 3/1/21	1,938
500,000	County of Los Angeles CA, 5.00%, 3/1/21	591
630,000	County of Orange CA, 5.00%, 6/1/14 (a) MBIA	676
500,000	County of San Diego CA, 5.00%, 10/1/24	584
500,000	Los Angeles County Schools Regionalized Business Services Corp., 3.00%, 3/1/15	514
500,000	Los Angeles, CA Municipal Improvement Corp., 5.00%, 3/1/23	582

		7,495

Recreational (0%)
150,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/16	166
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management Authority, 5.25%, 9/1/24	551
Sales Tax (4%)
465,000	Bay Area, CA Governments Association, 5.00%, 8/1/17	497
500,000	San Diego County, CA Regional Transportation Commission, 5.00%, 4/1/20	626
365,000	Santa Clara Valley, CA Transportation Authority, 5.00%, 6/1/18	444
100,000	Los Angeles County, CA Metropolitan Transportation, 0.21%, 7/1/31	100

		1,667

Tax Allocation (0%)
70,000	San Dimas, CA Redevelopment Agency, 6.75%, 9/1/16 (a) FSA	71
Transportation (4%)
1,000,000	Bay Area, CA Governments Association, 5.00%, 8/1/17	1,030
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15 (a) FSA	1,080

		2,110

University (5%)
1,000,000	California State University, 4.00%, 11/1/29	1,075
705,000	University of California, 5.00%, 5/15/18	837
300,000	University of California, 5.00%, 5/15/20	360

		2,272

Water & Sewer (14%)
200,000	Brentwood CA, Infrastructure Financing Authority, 5.50%, 7/1/20	236
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (a) MBIA	833

Principal or Shares	Security Description	Value (000)
475,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/1/16	$559
500,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/1/20	632
310,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/1/24	378
205,000	City of San Luis Obispo CA, 4.00%, 6/1/23	233
325,000	Contra Costa, CA Water District, 5.00%, 10/1/18	399
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (a) FSA	235
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/17	596
735,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/20	916
595,000	Sacramento County, CA Sanitation Districts Financing Authority, 3.00%, 12/1/15	638
550,000	San Diego County, CA Water Authority, 5.00%, 5/1/21 (a) FSA	645
200,000	San Diego, CA Public Facilities Financing Authority, 5.00%, 5/15/19	248
500,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	530

		7,078

Total Revenue		35,321

Total Bonds (Cost - $45,672)		48,797

Investment Company (Cost - $334) (1%)
334,466	Dreyfus General CA Municipal Money Market Fund	334

Total (Cost - $46,006) (99%)		49,131
Other Assets, net of Liabilities (1%)		680

Net Assets (100%)		$49,811

All of the securities are held by the custodian in a segregated account.

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

See notes to financial statements.

37	Payden Mutual Funds

Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Portfolio Composition - percent of value
Corporate	58%
Mortgage backed	20%
U.S. Treasury	11%
Asset backed	6%
Other	5%

This information is not part of the audited financial statement.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (104%)
Australia (GBP) (2%)
600,000	National Australia Bank Ltd., 5.375%, 12/8/14	$1,048
Australia (USD) (3%)
730,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (a)	744
175,000	FMG Resources August 2006 Pty Ltd. 144A, 6.00%, 4/1/17 (a)	169
240,000	Macquarie Bank Ltd. 144A, 3.45%, 7/27/15 (a)	248
800,000	Westfield Capital LLC 144A, 5.12%, 11/15/14 (a)	862
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (a)	223
70,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	73

		2,319

Bermuda (USD) (0%)
130,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (a)	135
Brazil (USD) (2%)
400,000	Banco Bradesco SA/Cayman Islands 144A, 2.53%, 5/16/14 (a)	404
340,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (a) (b)	359
350,000	Banco do Nordeste do Brasil SA 144A, 3.62%, 11/9/15 (a)	364
190,000	Caixa Economica Federal 144A, 2.37%, 11/6/17 (a)	190

		1,317

Canada (USD) (3%)
200,000	Bank of Nova Scotia, 0.75%, 10/9/15	200
200,000	Bank of Nova Scotia, 1.85%, 1/12/15	205
280,000	Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	282
120,000	Rogers Communications Inc., 6.375%, 3/1/14	129
115,000	Teck Resources Ltd., 3.85%, 8/15/17	123
200,000	Toronto-Dominion Bank, 2.50%, 7/14/16	211
140,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	149
480,000	Xstrata Finance Canada Ltd. 144A, 2.45%, 10/25/17 (a)	479

		1,778

Cayman Islands (USD) (1%)
250,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (a)	260
110,000	Petrobras International Finance Co., 2.87%, 2/6/15	114

		374

Principal or Shares	Security Description	Value (000)
Chile (USD) (0%)
200,000	Banco de Credito e Inversiones 144A, 3.00%, 9/13/17 (a) (b)	$204
Denmark (USD) (1%)
790,000	Danske Bank AS 144A, 1.39%, 4/14/14 (a)	782
France (EUR) (1%)
400,000	RCI Banque SA, 1.11%, 4/7/15	471
France (USD) (4%)
790,000	Banque PSA Finance SA 144A, 2.25%, 4/4/14 (a)	775
310,000	Caisse d’Amortissement de la Dette Sociale 144A, 2.12%, 4/12/17 (a)	322
70,000	GDF Suez 144A, 1.62%, 10/10/17 (a)	71
500,000	RCI Banque SA 144A, 2.21%, 4/11/14 (a)	499
600,000	Societe Generale 144A, 1.71%, 12/13/13 (a)	601
110,000	Total Capital International SA, 1.50%, 2/17/17	112
150,000	Veolia Environnement SA, 5.25%, 6/3/13	153

		2,533

India (USD) (0%)
180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (a)	190
Japan (USD) (0%)
300,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.03%, 3/17/15 (a)	301
Korea, Republic Of (USD) (4%)
670,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (a)	671
520,000	Korea Finance Corp., 3.25%, 9/20/16	551
260,000	Korea Gas Corp. 144A, 2.25%, 7/25/17 (a)	263
350,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (a)	366
220,000	Lotte Shopping Co. Ltd. 144A, 3.37%, 5/9/17 (a)	230
420,000	Shinhan Bank 144A, 4.37%, 9/15/15 (a)	453
200,000	SK Telecom Co. Ltd. 144A, 2.12%, 5/1/18 (a)	200

		2,734

Luxembourg (USD) (0%)
200,000	ArcelorMittal, 4.00%, 8/5/15 (b)	201
Mexico (GBP) (0%)
200,000	Pemex Project Funding Master Trust, 7.50%, 12/18/13	344
Mexico (MXN) (1%)
5,898,500	Mexican Bonos, 6.00%, 6/18/15	462

Annual Report	38

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
Mexico (USD) (0%)
100,000	America Movil SAB de CV, 3.62%, 3/30/15	$107
Netherlands (EUR) (1%)
428,597	Globaldrive BV 144A, 0.86%, 4/20/19 (a)	559
Netherlands (GBP) (1%)
500,000	Bank Nederlandse Gemeenten, 2.62%, 12/10/13	822
Netherlands (USD) (1%)
50,000	Heineken NV 144A, 0.80%, 10/1/15 (a)	50
300,000	ING Bank NV 144A, 3.75%, 3/7/17 (a)	318

		368

Norway (USD) (0%)
200,000	Sparebank 1 Boligkreditt AS 144A, 2.62%, 5/26/17 (a)	212
Peru (USD) (0%)
230,000	Banco de Credito del Peru/Panama 144A, 4.75%, 3/16/16 (a)	247
Qatar (USD) (1%)
300,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (a)	321
200,000	Qatar Government International Bond 144A, 3.12%, 1/20/17 (a)	213
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (a)	271

		805

Singapore (USD) (0%)
200,000	Oversea-Chinese Banking Corp. Ltd. 144A, 1.62%, 3/13/15 (a)	203
Spain (USD) (0%)
280,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	281
Switzerland (USD) (1%)
590,000	Credit Suisse New York, 1.30%, 1/14/14	595
United Kingdom (EUR) (1%)
300,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 (a)	392
United Kingdom (GBP) (6%)
400,000	Chester Asset Receivables Dealings PLC/United Kingdom, 0.89%, 4/15/16	644
280,000	ENW Capital Finance PLC, 6.75%, 6/20/15	501
200,000	Experian Finance PLC, 5.62%, 12/12/13	338
600,000	National Grid PLC, 6.12%, 4/15/14	1,032
250,000	Scottish & Southern Energy PLC, 5.75%, 2/5/14	425
270,000	United Kingdom Gilt, 1.75%, 1/22/17	455
250,000	United Utilities Water PLC, 6.12%, 12/29/15	459

		3,854

United Kingdom (USD) (6%)
510,000	Arkle Master Issuer PLC 144A, 1.58%, 5/17/60 (a)	511
280,000	Barclays Bank PLC, 1.38%, 1/13/14	281
190,000	Bat International Finance PLC 144A, 1.40%, 6/5/15 (a)	192
808,582	Fosse Master Issuer PLC 144A, 1.72%, 10/18/54 (a)	820
350,000	Gracechurch Card Funding PLC 144A, 0.91%, 2/15/17 (a)	351
750,000	Granite Master Issuer PLC, 1.07%, 12/17/54	608
540,000	HSBC Bank PLC 144A, 1.62%, 7/7/14 (a)	543
610,000	Lloyds TSB Bank PLC, 2.66%, 1/24/14	621

		3,927

United States (GBP) (0%)
150,000	American Express Credit Corp., 5.37%, 10/1/14	260
United States (USD) (64%)
310,000	AES Corp., 7.75%, 3/1/14	334
130,000	Airgas Inc., 2.85%, 10/1/13	132
190,000	Alabama Power Co., 0.55%, 10/15/15	190
300,000	Ally Financial Inc. 4.62%, 6/26/15	312
70,000	American Express Credit Corp., 1.75%, 6/12/15	72

Principal or Shares	Security Description	Value (000)
300,000	American Honda Finance Corp. 144A, 1.45%, 2/27/15 (a)	$304
90,000	American International Group Inc., 2.37%, 8/24/15	92
195,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	206
160,000	Astoria Financial Corp., 5.00%, 6/19/17	168
235,828	Banc of America Mortgage Securities Inc., 2.63%, 10/20/32	240
175,000	Bank of America Corp., 3.70%, 9/1/15	186
100,000	Bank of America Corp., 3.75%, 7/12/16	107
90,000	BB&T Corp., 1.60%, 8/15/17	92
200,000	BB&T Corp., 3.375%, 9/25/13	205
81,613	Bear Stearns Asset Backed Securities Trust, 0.26%, 9/25/36	81
260,000	Capital One Financial Corp., 2.12%, 7/15/14	265
110,000	Chesapeake Energy Corp., 7.625%, 7/15/13	114
190,000	CIT Group Inc. 144A, 4.75%, 2/15/15 (a)	198
359,000	Citigroup Inc., 2.25%, 8/7/15	369
220,000	CNH Capital LLC 144A, 3.87%, 11/1/15 (a)	226
60,000	Computer Sciences Corp., 2.50%, 9/15/15	61
40,000	ConAgra Foods Inc., 1.35%, 9/10/15	40
578,178	Credit Suisse Mortgage Capital Certificates 144A, 1.21%, 2/27/47 (a)	576
480,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (a)	486
260,000	DENTSPLY International Inc., 1.93%, 8/15/13	261
135,000	Digital Realty Trust LP, 4.50%, 7/15/15	145
34,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/1/16	36
305,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 4.75%, 10/1/14	328
230,000	DISH DBS Corp., 4.62%, 7/15/17 (b)	238
220,000	Dollar General Corp., 4.12%, 7/15/17	231
210,000	Dow Chemical Co., 2.50%, 2/15/16	220
150,000	Duke Realty LP, 5.40%, 8/15/14	160
700,000	Enterprise Fleet Financing LLC 144A, 1.14%, 11/20/17 (a)	704
60,000	Enterprise Products Operating LLC, 1.25%, 8/13/15	61
60,000	Equifax Inc., 4.45%, 12/1/14	63
160,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (a)	162
180,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (a)	183
100,000	Express Scripts Holding Co. 144A, 2.10%, 2/12/15 (a)	102
975,904	FDIC Structured Sale Guaranteed Notes 144A, 0.93%, 12/4/20 (a)	983
636,818	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (a)	674
564,874	FDIC Trust 144A, 2.18%, 5/25/50 (a)	566
500,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (a)	505
1,500,000	FN 468531 ARM, 0.58%, 7/1/16	1,508
590,625	FN AB5990 15YR, 2.50%, 8/1/27	619
700,000	FN AB6287 15YR, 2.50%, 9/1/27	733
720,743	FN AO4073 15YR, 2.50%, 5/1/27	755
898,749	FN AP9539 30YR, 3.00%, 10/1/42	944
2,900,000	FNMA 4.50%, 30YR TBA (c)	3,129
370,000	Ford Motor Credit Co. LLC, 3.87%, 1/15/15	386
60,000	Forest Oil Corp., 8.50%, 2/15/14 (b)	65
100,000	Freeport-McMoRan Copper & Gold Inc., 1.40%, 2/13/15	101
100,000	Freeport-McMoRan Copper & Gold Inc., 2.15%, 3/1/17	102
350,000	General Electric Capital Corp., 2.15%, 1/9/15	360
270,000	General Electric Capital Corp., 3.75%, 11/14/14	286
150,000	General Electric Capital Corp., 5.90%, 5/13/14	162
220,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	225
780,000	Goldman Sachs Group Inc., 1.43%, 2/7/14 (b)	783

39	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
924,982	GSR Mortgage Loan Trust, 2.65%, 9/25/35	$934
717,750	Harborview Mortgage Loan Trust, 2.98%, 12/19/35	581
90,000	Harley-Davidson Financial Services Inc. 144A, 1.15%, 9/15/15 (a)	90
680,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	715
50,000	HCA Inc., 6.75%, 7/15/13	52
420,000	HCP Inc., 2.70%, 2/1/14	428
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (a)	106
100,000	Ingredion Inc., 3.20%, 11/1/15	106
170,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (a)	184
85,000	International Lease Finance Corp., 4.87%, 4/1/15	88
260,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	267
190,000	JPMorgan Chase & Co., 1.10%, 10/15/15	190
170,000	KeyCorp, 3.75%, 8/13/15	183
100,000	Kraft Foods Group Inc. 144A, 1.62%, 6/4/15 (a)	102
200,000	Kroger Co., 2.20%, 1/15/17	205
178,320	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (a)	195
100,000	Lender Processing Services Inc., 5.75%, 4/15/23	106
150,000	Lennar Corp. 144A, 4.75%, 12/15/17 (a)	157
140,000	Marathon Oil Corp., 0.90%, 11/1/15	141
110,000	Masco Corp., 4.80%, 6/15/15	116
178,968	MASTR Asset Securitization Trust, 5.00%, 7/25/19	187
320,000	Metropolitan Life Global Funding I 144A, 1.70%, 6/29/15 (a)	327
100,000	Mondelez International Inc., 5.25%, 10/1/13	104
330,000	Morgan Stanley, 1.29%, 4/29/13	331
250,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	262
50,000	NextEra Energy Capital Holdings Inc., 1.20%, 6/1/15	50
300,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	305
140,000	Nissan Motor Acceptance Corp. 144A, 1.95%, 9/12/17 (a)	142
140,000	Oracle Corp., 1.20% 10/15/17	141
60,000	PACCAR Financial Corp., 1.05%, 6/5/15	61
60,000	Penske Truck Leasing Co. 144A, 2.50%, 7/11/14 (a)	61
200,000	Penske Truck Leasing Co. 144A, 3.12%, 5/11/15 (a)	204
205,000	PHH Corp., 7.37%, 9/1/19 (b)	220
70,000	Phillips 66 144A, 1.95%, 3/5/15 (a)	72
70,000	Phillips 66 144A, 2.95%, 5/1/17 (a)	75
220,000	Plains Exploration & Production Co., 6.50%, 11/15/20	220
510,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	540
60,000	Reynolds American Inc., 1.05%, 10/30/15	60
170,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (a)	169
105,000	Rock-Tenn Co. 144A, 4.45%, 3/1/19 (a)	114
220,000	Sabine Pass LNG LP, 7.50%, 11/30/16	241
100,000	SBA Communications Corp. 144A, 5.62%, 10/1/19 (a)	102
512,910	Sequoia Mortgage Trust, 3.50%, 4/25/42	533
60,000	Simon Property Group LP, 4.20%, 2/1/15 (b)	64
200,000	Springleaf Mortgage Loan Trust 144A, 1.57%, 12/25/59 (a)	201
189,339	Springleaf Mortgage Loan Trust 144A, 2.22%, 10/25/57 (a)	190
515,000	Steel Dynamics Inc., 7.375%, 11/1/12	516
510,000	Susser Holdings LLC, 8.50%, 5/15/16	548
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	214
300,000	Tech Data Corp., 3.75%, 9/21/17	305
145,000	Tesoro Corp., 4.25%, 10/1/17	151
953,407	Thornburg Mortgage Securities Trust, 1.90%, 3/25/44	942
140,000	Time Warner Inc., 3.15%, 7/15/15	149
150,000	Toyota Motor Credit Corp., 0.87%, 7/17/15	151
3,000,000	U.S. Treasury Note, 0.25%, 10/15/15	2,989
2,000,000	U.S. Treasury Note, 0.25%, 6/30/14	2,000

Principal or Shares	Security Description	Value (000)
2,000,000	U.S. Treasury Note, 0.25%, 9/30/14	$1,999
1,250,000	U.S. Treasury Note, 1.25%, 10/31/15	1,282
77,000	U.S. Treasury Note, 1.37%, 11/15/12 (d)	77
60,000	UnitedHealth Group Inc., 1.40%, 10/15/17	60
400,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (a)	423
100,000	Viacom Inc., 4.375%, 9/15/14	107
170,000	Vornado Realty LP, 4.25%, 4/1/15	181
260,000	Wachovia Bank NA, 4.80%, 11/1/14	279
70,000	Walgreen Co., 0.89%, 3/13/14	70
120,000	Walgreen Co., 1.00%, 3/13/15	121
615,815	WaMu Mortgage Pass Through Certificates, 2.79%, 10/25/36	472
90,000	Watson Pharmaceuticals Inc., 1.87%, 10/1/17	91
160,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	171
120,000	WellPoint Inc., 1.25%, 9/10/15	121
460,000	WellPoint Inc., 2.37%, 2/15/17	477
195,000	Windstream Corp., 7.875%, 11/1/17	218
45,000	Windstream Corp., 8.125%, 8/1/13	47
150,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	156
230,000	WPX Energy Inc., 5.25%, 1/15/17	247

		45,322

Total Bonds (Cost - $72,438)		73,147

Investment Company (Cost - $2,263) (3%)
2,262,703	Payden Cash Reserves Money Market Fund *	2,263

Total (Cost - $74,701) (107%)		75,410
Liabilities in excess of Other Assets (-7%)		(4,866)

Net Assets (100%)		$70,544

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $1,729 and the total market value of the collateral held by the Fund is $1,780. Amounts in 000s.

(c)	Security was purchased on a delayed delivery basis.

(d)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Annual Report	40

Payden Global Low Duration Fund continued

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Asset:
1/30/2013	Mexican New Peso (Sell 6,270)	RBS	$3
Liabilities:
11/8/2012	British Pound (Sell 4,054)	HSBC Securities	$(14)
11/8/2012	Euro (Sell 1,159)	Citigroup	(5)

			$(19)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
2	Japan 10 Year Bond Future	Dec-12	$(3,609)	$(4)
10	U.S. Treasury 2 Year Note Future	Dec-12	2,203	(1)

				$(5)

See notes to financial statements.

41	Payden Mutual Funds

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of value
Foreign Government	31%
Corporate	28%
Investment Company	26%
U.S.Treasury	11%
Other	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (73%)
Australia (EUR) (0%)
100,000	BHP Billiton Finance Ltd., 2.25%, 9/25/20	$132
Australia (USD) (1%)
180,000	Sydney Airport Finance Co Pty Ltd. 144A, 3.90%, 3/22/23 (a)	184
170,000	Woodside Finance Ltd. 144A, 4.60%, 5/10/21 (a)	190

		374

Belgium (EUR) (0%)
130,000	Anheuser-Busch InBev NV, 2.87%, 9/25/24	173
Bermuda (EUR) (0%)
150,000	Fidelity International Ltd., 6.87%, 2/24/17 (e)	221
Brazil (BRL) (2%)
590,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15	329
337,000	Brazil Notas do Tesouro Nacional, 6.00%, 5/15/15	397

		726

Canada (CAD) (2%)
350,000	Canadian Government Bond, 2.00%, 12/1/14	357
130,000	Canadian Government Bond, 3.75%, 6/1/19	148
240,000	Canadian Government Bond, 5.00%, 6/1/37	355

		860

Canada (USD) (0%)
130,000	Xstrata Finance Canada Ltd. 144A, 4.00%, 10/25/22 (a)	131
Colombia (USD) (1%)
230,000	Bancolombia SA, 5.12%, 9/11/22	242
Finland (EUR) (1%)
180,000	Finland Government Bond, 2.62%, 7/4/42	240
170,000	Finland Government Bond, 2.75%, 7/4/28	235

		475

France (CAD) (1%)
330,000	Cie de Financement Foncier SA, 4.55%, 4/28/17	329
France (EUR) (4%)
150,000	AXA SA, 5.25%, 4/16/40	188
120,000	Banque PSA Finance SA, 3.50%, 1/17/14	156
100,000	Casino Guichard Perrachon SA, 5.50%, 1/30/15	142
450,000	France Government Bond OAT, 3.00%, 10/25/15	628
660,000	France Government Bond OAT, 4.25%, 4/25/19	1,004

		2,118

Principal or Shares	Security Description	Value (000)
France (GBP) (0%)
100,000	Cie de St-Gobain, 4.62%, 10/9/29	$164
Germany (EUR) (3%)
100,000	Allianz SE, 5.62%, 10/17/42	136
400,000	Bundesobligation, 0.50%, 4/7/17	521
80,000	Bundesrepublik Deutschland, 1.75%, 7/4/22	107
280,000	Bundesrepublik Deutschland, 3.50%, 7/4/19	425
25,000	Bundesrepublik Deutschland, 6.50%, 7/4/27	51
120,000	RWE AG, 4.62%, 9/28/49	158

		1,398

Indonesia (IDR) (0%)
1,500,000,000	JPMorgan Chase Bank NA 144A, 9.50%, 7/17/31 (a)	208
Ireland (EUR) (0%)
150,000	Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (b)	215
Ireland (GBP) (0%)
130,000	GE Capital UK Funding, 4.37%, 7/31/19	229
Italy (EUR) (3%)
100,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	107
250,000	Italy Buoni Poliennali Del Tesoro, 4.25%, 8/1/14	335
800,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 2/1/20	1,051
60,000	Telecom Italia Finance SA, 6.875%, 1/24/13	79

		1,572

Japan (JPY) (9%)
60,000,000	Japan Government Five Year Bond, 0.50%, 12/20/14	757
110,000,000	Japan Government Ten Year Bond, 1.30%, 12/20/19	1,461
75,000,000	Japan Government Ten Year Bond, 1.50%, 12/20/17	1,000
15,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39	200
60,000,000	Japan Government Twenty Year Bond, 1.90%, 12/20/28	802

		4,220

Japan (USD) (0%)
200,000	Nippon Life Insurance Co. 144A, 5.00%, 10/18/42 (a)	207

Annual Report	42

Principal or Shares	Security Description	Value (000)
Netherlands (EUR) (3%)
310,000	Netherlands Government Bond 144A, 3.25%, 7/15/21 (a)	$456
450,000	Netherlands Government Bond 144A, 3.75%, 7/15/14 (a)	620
200,000	UPC Holding BV, 8.00%, 11/1/16 (b)	268

		1,344

Netherlands (GBP) (1%)
230,000	Daimler International Finance BV, 3.50%, 6/6/19	388
Russian Federation (RUB) (1%)
10,000,000	Russian Foreign Bond - Eurobond, 7.85%, 3/10/18 (b) (e)	342
Spain (EUR) (1%)
180,000	Spain Government Bond, 4.25%, 10/31/16	235
100,000	Telefonica Emisiones SAU, 4.71%, 1/20/20	132

		367

Sweden (SEK) (3%)
8,000,000	Sweden Government Bond, 3.00%, 7/12/16 (e)	1,297
Switzerland (EUR) (0%)
170,000	UBS AG Jersey, 4.50%, 9/16/19	220
United Kingdom (EUR) (3%)
170,000	Barclays Bank PLC, 4.00%, 1/12/21 (b)	258
150,000	BP Capital Markets PLC, 2.99%, 2/18/19	209
200,000	Heathrow Funding Ltd., 4.60%, 9/30/14 (b)	277
100,000	Imperial Tobacco Finance PLC, 8.375%, 2/17/16	158
115,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	158
150,000	Standard Chartered Bank, 5.875%, 9/26/17	221

		1,281

United Kingdom (GBP) (7%)
110,000	Aviva PLC, 6.12%, 11/14/36	168
75,000	Barclays Bank PLC, 6.75%, 1/16/23	126
121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	216
110,000	HSBC Bank PLC, 5.375%, 11/4/30	176
100,000	InterContinental Hotels Group PLC, 6.00%, 12/9/16	182
100,000	Next PLC, 5.37%, 10/26/21	184
100,000	Standard Chartered Bank, 6.00%, 1/25/18	161
160,000	United Kingdom Gilt, 4.25%, 12/7/55	321
260,000	United Kingdom Gilt, 4.25%, 3/7/36	513
450,000	United Kingdom Gilt, 4.75%, 3/7/20	900
100,000	Virgin Media Secured Finance PLC, 5.50%, 1/15/21	179

		3,126

United States (EUR) (1%)
200,000	Reynolds Group Issuer Inc., 7.75%, 10/15/16	270
United States (GBP) (0%)
100,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 4.37%, 9/14/29	163
United States (USD) (26%)
115,000	Altria Group Inc., 4.75%, 5/5/21	133
100,000	Bank of America Corp., 3.70%, 9/1/15	106
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	238
75,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (a)	81
90,000	CBS Corp., 5.75%, 4/15/20	109
155,000	Celgene Corp., 3.25%, 8/15/22	160
145,000	Chubb Corp., 6.37%, 3/29/67	158
315,000	Citigroup Inc., 6.01%, 1/15/15	347
185,000	Coventry Health Care Inc., 5.45%, 6/15/21	217
250,000	Digital Realty Trust LP, 5.87%, 2/1/20	291
150,000	Dignity Health, 3.12%, 11/1/22	151
152,000	Dow Chemical Co., 9.40%, 5/15/39	258
55,000	ERAC USA Finance LLC 144A, 3.30%, 10/15/22 (a)	56

Principal or Shares	Security Description	Value (000)
420,000	FNMA 4.50%, 30YR TBA (c)	$453
145,000	General Electric Capital Corp., 5.875%, 1/14/38	179
65,000	General Electric Capital Corp., 6.37%, 11/15/67	70
61,142	Greenpoint Mortgage Funding Trust, 0.49%, 6/25/45	22
215,000	Health Care REIT Inc., 4.95%, 1/15/21	239
180,000	Hewlett-Packard Co., 4.65%, 12/9/21 (e)	181
29,911	Indymac Index Mortgage Loan Trust, 2.80%, 10/25/34	26
110,000	JPMorgan Chase & Co., 4.35%, 8/15/21	123
80,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	88
130,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	157
55,000	MetLife Inc., 10.75%, 8/1/39	83
45,000	MetLife Inc., 6.40%, 12/15/36	49
80,000	Mondelez International Inc., 6.50%, 2/9/40	113
115,000	Moody’s Corp., 4.50%, 9/1/22	124
70,000	Morgan Stanley, 4.87%, 11/1/22	71
95,000	NBCUniversal Media LLC, 4.375%, 4/1/21	109
100,000	Owens Corning Inc., 4.20%, 12/15/22	101
155,000	Phillips 66 144A, 2.95%, 5/1/17 (a)	165
152,000	Prudential Financial Inc., 7.375%, 6/15/19	195
185,000	Ryder System Inc., 3.50%, 6/1/17	195
105,000	Safeway Inc., 7.25%, 2/1/31	117
150,000	Sempra Energy, 9.80%, 2/15/19	213
110,000	State Street Corp., 4.95%, 3/15/18	123
149,702	Structured Adjustable Rate Mortgage Loan Trust, 2.88%, 10/25/34	140
249,743	Thornburg Mortgage Securities Trust, 0.95%, 9/25/44	245
205,000	Time Warner Inc., 4.00%, 1/15/22	228
450,000	U.S. Treasury Bill, 0.315%, 06/27/2013 (d)	450
350,000	U.S. Treasury Note, 0.25%, 6/30/14	350
200,000	U.S. Treasury Note, 0.62%, 8/31/17	200
450,000	U.S. Treasury Note, 0.75%, 12/15/13	453
200,000	U.S. Treasury Note, 0.75%, 6/15/14	202
170,000	U.S. Treasury Note, 0.87%, 1/31/17 (f)	172
1,300,000	U.S. Treasury Note, 0.87%, 12/31/16	1,316
710,000	U.S. Treasury Note, 2.75%, 8/15/42	696
130,000	U.S. Treasury Note, 3.12%, 5/15/21	148
380,000	U.S. Treasury Note, 4.375%, 11/15/39	501
300,000	U.S. Treasury Note, 5.25%, 2/15/29 (f)	419
140,000	U.S. Treasury Note, 5.375%, 2/15/31	202
162,000	Verizon Communications Inc., 8.75%, 11/1/18	226
195,000	Vornado Realty LP, 4.25%, 4/1/15	207
80,000	Wachovia Corp., 5.50%, 8/1/35	93
210,000	Wachovia Corp., 5.625%, 10/15/16	245
240,000	WellPoint Inc., 2.37%, 2/15/17	249
120,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	125
75,000	Yum! Brands Inc., 6.87%, 11/15/37	106

		12,474

Total Bonds (Cost - $34,093)		35,266

Investment Company (Cost - $14,523) (31%)
2,628,647	Payden Cash Reserves Money Market Fund *	2,629
417,301	Payden Emerging Markets Bond Fund Institutional Class *	6,435
176,983	Payden Emerging Markets Local Bond Fund Investor Class *	1,812
527,700	Payden High Income Fund Investor Class *	3,847

		14,723

Total (Cost - $48,616) (104%)		49,989
Liabilities in excess of Other Assets (-4%)		(1,768)

Net Assets (100%)		$48,221

43	Payden Mutual Funds

Payden Global Fixed Income Fund continued

*	Affiliated investments

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	Yield to maturity at time of purchase.

(e)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $1,950 and the total market value of the collateral held by the Fund is $2,058. Amounts in 000s.

(f)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/27/2012	British Pound (Sell 239)	HSBC Securities	$3
11/8/2012	Canadian Dollar (Sell 1,405)	RBS	17
12/27/2012	Euro (Buy 65)	RBC Capital	1
12/19/2012	Indonesian Rupiah (Sell 1,991,000)	Bank of America	1
11/8/2012	Japanese Yen (Sell 404,100)	Barclays	88
1/17/2013	Japanese Yen (Sell 113,200)	Barclays	21
12/13/2012	Malaysian Ringgit (Buy 2,177)	Barclays	2
12/19/2012	Philippine Peso (Buy 29,550)	HSBC Securities	5

			$138

Liabilities:
11/8/2012	Australian Dollar (Sell 328)	RBS	$(6)
12/20/2012	Australian Dollar (Sell 1,396)	HSBC Securities	(2)
12/27/2012	Australian Dollar (Buy 328)	RBS	(1)
1/16/2013	Brazilian Real (Sell 808)	HSBC Securities	(1)
11/8/2012	British Pound (Sell 2,402)	HSBC Securities	(8)
11/26/2012	Canadian Dollar (Buy 1,049)	RBC Capital	(15)
12/27/2012	Canadian Dollar (Buy 167)	RBS	(4)
11/8/2012	Euro (Sell 3,292)	Citigroup	(16)
11/8/2012	Euro (Sell 2,973)	RBC Capital	(15)
11/8/2012	Euro (Sell 3,466)	State Street	(17)
12/27/2012	Euro (Buy 1,891)	RBC Capital	(17)
1/14/2013	Euro (Sell 550)	Bank of America	—
12/27/2012	Japanese Yen (Buy 62,900)	Barclays	(13)
11/27/2012	Russian Ruble (Buy 11,310)	HSBC Securities	(2)
11/8/2012	Swedish Krona (Sell 8,930)	RBS	(12)
11/8/2012	Swiss Franc (Sell 272)	RBS	(2)
12/27/2012	Swiss Franc (Buy 272)	RBS	(1)

			$(132)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
1	Canadian 10 Year Bond Future	Dec-12	$ 137	$1
2	Euro Bobl Future	Dec-12	326	(1)
6	Euro Bund Future	Dec-12	1,102	4
7	Euro-Schatz Future	Dec-12	1,004	(2)
1	Japan 10 Year Bond Future	Dec-12	1,805	3
6	Long Gilt Future	Dec-12	(1,152)	16
46	U.S. Treasury 5 Year Note Future	Dec-12	5,716	3
26	U.S. Treasury 10 Year Note Future	Dec-12	(3,459)	(10)
17	U.S. Treasury 20 Year Note Future	Dec-12	(2,538)	(2)
0	U.S. Ultra Long Bond Future (1)	Dec-12	—	—

				$12

(1)	The Fund holds offsetting long and short contracts

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	3M US LIBOR	(0.85%)	Sep-17	$4,800	$(16)

See notes to financial statements.

Annual Report	44

Payden Emerging Markets Bond Fund

The Fund seeks a high level of return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Foreign Government	53%
Corporate	44%
Investment Company	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (USD) (3%)
4,190,000	City of Buenos Aires Argentina 144A, 9.95%, 3/1/17 (a)	$3,394
6,730,000	Provincia de Cordoba, 12.37%, 8/17/17 (b)	5,081
22,490,000	Republic of Argentina, 2.50%, 12/31/38	7,365
6,946,497	Republic of Argentina, 8.28%, 12/31/33	4,793
12,350,000	Republic of Argentina, 8.75%, 6/2/17 (c)	10,559

		31,192

Belarus (USD) (1%)
10,100,000	Republic of Belarus, 8.75%, 8/3/15 (c)	10,151
Bermuda (USD) (0%)
500,000	CBQ Finance Ltd., 7.50%, 11/18/19 (b) (c)	622
Bolivia (USD) (0%)
4,250,000	Bolivian Government International Bond 144A, 4.87%, 10/29/22 (a)	4,282
Brazil (BRL) (2%)
13,750,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	7,155
770,000	Brazil Notas do Tesouro Nacional, 6.00%, 5/15/15	908
5,137,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/50	7,660
4,800,000	Credit Suisse Nassau 144A, 6.00%, 5/19/15 (a)	5,659

		21,382

Brazil (USD) (7%)
4,040,000	Caixa Economica Federal 144A, 3.50%, 11/7/22 (a)	4,121
4,590,000	Embraer SA, 5.15%, 6/15/22	5,028
4,600,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (a)	5,129
4,710,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (a) (c)	5,110
4,760,000	Itau Unibanco Holding SA 144A, 6.20%, 12/21/21 (a)	5,212
900,000	Minerva Luxembourg SA 144A, 12.25%, 2/10/22 (a)	1,076
3,630,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (a)	4,229
5,760,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (a) (c)	5,053
4,580,000	Petrobras International Finance Co., 5.37%, 1/27/21	5,217

Principal or Shares	Security Description	Value (000)
8,465,000	Republic of Brazil, 7.125%, 1/20/37	$12,782
4,470,000	TAM Capital 3 Inc. 144A, 8.37%, 6/3/21 (a)	4,984
5,910,000	Vale Overseas Ltd., 8.25%, 1/17/34	8,067
2,500,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (a)	2,463

		68,471

Cayman Islands (USD) (2%)
5,240,000	Grupo Aval Ltd. 144A, 4.75%, 9/26/22 (a)	5,253
5,980,000	Industrial Senior Trust 144A, 5.50%, 11/1/22 (a)	6,002
5,140,000	Mongolian Mining Corp. 144A, 8.87%, 3/29/17 (a) (c)	5,271
4,440,000	Odebrecht Finance Ltd. 144A, 7.12%, 6/26/42 (a)	5,162

		21,688

Chile (USD) (1%)
6,970,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a) (c)	7,597
2,550,000	Codelco Inc. 144A, 3.00%, 7/17/22 (a)	2,581
2,680,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (a)	2,896

		13,074

Colombia (COP) (1%)
7,991,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	4,972
Colombia (USD) (4%)
9,060,000	Bancolombia SA, 6.12%, 7/26/20	10,192
5,120,000	Colombia Telecomunicaciones SA ESP 144A, 5.37%, 9/27/22 (a)	5,248
7,770,000	Ecopetrol SA, 7.625%, 7/23/19	10,101
4,290,000	Pacific Rubiales Energy Corp. 144A, 7.25%, 12/12/21 (a)	5,105
6,670,000	Republic of Colombia, 7.375%, 9/18/37	10,338
4,780,000	Transportadora de Gas Internacional SA ESP 144A, 5.70%, 3/20/22 (a)	5,357

		46,341

45	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Croatia (Local Name: Hrvatska) (USD) (1%)
2,960,000	Agrokor DD 144A, 8.87%, 2/1/20 (a) (c)	$3,078
4,720,000	Croatia Government International Bond, 6.25%, 4/27/17 (b)	5,199
3,785,000	Croatia Government International Bond, 6.37%, 3/24/21 (b)	4,309
1,290,000	Croatia Government International Bond, 6.75%, 11/5/19 (b)	1,487

		14,073

Dominican Republic (USD) (2%)
7,050,000	AES Andres Dominicana / Itabo Dominicana 144A, 9.50%, 11/12/20 (a)	7,808
7,470,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (a)	8,833

		16,641

El Salvador (USD) (1%)
4,460,000	Republic of El Salvador, 7.65%, 6/15/35 (b)	5,207
Georgia (USD) (1%)
4,680,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	5,253
8,640,000	Republic of Georgia 144A, 6.87%, 4/12/21 (a)	10,001

		15,254

Ghana (USD) (1%)
12,520,000	Republic of Ghana, 8.50%, 10/4/17 (b)	14,586
Guatemala (USD) (0%)
2,830,000	Republic of Guatemala 144A, 5.75%, 6/6/22 (a)	3,240
Hong Kong (USD) (0%)
2,580,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (a)	2,599
Hungary (USD) (1%)
6,690,000	Republic of Hungary, 6.25%, 1/29/20	7,445
2,240,000	Republic of Hungary, 7.62%, 3/29/41	2,672

		10,117

India (USD) (1%)
7,940,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (a)	8,064
Indonesia (USD) (6%)
4,540,000	Berau Coal Energy Tbk PT 144A, 7.25%, 3/13/17 (a) (c)	4,268
11,285,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (a)	14,388
11,310,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (a)	12,667
4,490,000	Pertamina Persero PT 144A, 6.00%, 5/3/42 (a) (c)	5,085
930,000	Perusahaan Listrik Negara PT, 5.50%, 11/22/21 (b)	1,053
6,800,000	Republic of Indonesia 144A, 5.25%, 1/17/42 (a)	7,871
6,420,000	Republic of Indonesia, 5.87%, 3/13/20 (b)	7,744
6,560,000	Republic of Indonesia, 8.50%, 10/12/35 (b)	10,562

		63,638

Kazakhstan (USD) (4%)
11,880,000	Development Bank of Kazakhstan JSC 144A, 5.50%, 12/20/15 (a)	13,023
11,020,000	Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (a)	13,266
3,520,000	Kazakhstan Temir Zholy Finance BV 144A, 6.95%, 7/10/42 (a)	4,305
6,410,000	KazMunayGas National Co. 144A, 11.75%, 1/23/15 (a)	7,717
4,010,000	KazMunayGas National Co., 7.00%, 5/5/20 (b)	4,947

		43,258

Principal or Shares	Security Description	Value (000)
Lithuania (USD) (1%)
4,120,000	Republic of Lithuania, 6.12%, 3/9/21 (b)	$4,975
Luxembourg (USD) (1%)
5,220,000	ArcelorMittal, 6.50%, 2/25/22 (c)	5,137
5,890,000	Sberbank of Russia Via SB Capital SA 144A, 5.12%, 10/29/22 (a) (c)	5,891

		11,028

Mexico (MXN) (2%)
141,063,000	Mexican Bonos, 8.50%, 11/18/38	13,393
82,790,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	6,931

		20,324

Mexico (USD) (6%)
6,820,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	7,741
3,990,000	Grupo Televisa SAB, 6.625%, 3/18/25	5,303
2,170,000	Mexichem SAB de CV 144A, 4.87%, 9/19/22 (a)	2,300
6,704,000	Mexico Government International Bond, 5.75%, 10/12/2110	7,928
5,440,000	Mexico Government International Bond, 6.75%, 9/27/34	7,725
8,350,000	Pemex Project Funding Master Trust, 6.625%, 6/15/35	10,458
4,760,000	Petroleos Mexicanos, 5.50%, 6/27/44	5,200
5,422,000	Servicios Corporativos Javer SAPI de CV 144A, 9.87%, 4/6/21 (a)	5,585
4,670,000	Sigma Alimentos SA de CV 144A, 5.62%, 4/14/18 (a)	5,311

		57,551

Nigeria (NGN) (1%)
1,280,000,000	Standard Chartered Bank 144A, 0.00%, 2/7/13 (a)	7,873
90,000,000	Standard Chartered Bank 144A, 0.00%, 5/9/13 (a)	534
180,000,000	Standard Chartered Bank 144A, 0.00%, 5/9/13 (a)	1,068
170,000,000	Standard Chartered Bank Hong Kong Ltd. 144A, 0.00%, 2/11/13 (a)	1,046

		10,521

Panama (USD) (2%)
5,110,000	ENA Norte Trust 144A, 4.95%, 4/25/23 (a) (c)	5,277
3,440,000	Republic of Panama, 6.70%, 1/26/36	4,914
4,540,000	Republic of Panama, 9.375%, 4/1/29	7,809

		18,000

Peru (PEN) (1%)
19,200,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	9,063
Peru (USD) (5%)
4,550,000	Ajecorp BV 144A, 6.50%, 5/14/22 (a)	4,994
4,830,000	Banco de Credito del Peru 144A, 6.12%, 4/24/27 (a)	5,428
3,140,000	BBVA Banco Continental SA 144A, 5.00%, 8/26/22 (a) (c)	3,352
2,320,000	Corp Azucarera del Peru SA 144A, 6.37%, 8/2/22 (a)	2,529
5,370,000	Corp Pesquera Inca SAC 144A, 9.00%, 2/10/17 (a)	5,826
1,870,000	Corp Pesquera Inca SAC, 9.00%, 2/10/17 (b)	2,029
4,540,000	Intercorp Retail Trust 144A, 8.87%, 11/14/18 (a)	5,198
5,140,000	Maestro Peru SA 144A, 6.75%, 9/26/19 (a) (c)	5,436
8,450,000	Republic of Peru, 6.55%, 3/14/37	12,422

Annual Report	46

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
3,520,000	Republic of Peru, 7.35%, 7/21/25	$5,139
2,940,000	Republic of Peru, 8.75%, 11/21/33	5,160

		57,513

Philippines (PHP) (0%)
105,000,000	Republic of Philippines, 6.25%, 1/14/36 (c)	2,996
Philippines (USD) (4%)
13,620,000	Republic of Philippines, 6.375%, 10/23/34	18,966
14,127,000	Republic of Philippines, 7.75% 1/14/31	21,879
3,720,000	Republic of Philippines, 8.375%, 6/17/19	5,152

		45,997

Poland (USD) (1%)
7,390,000	Republic of Poland, 3.00%, 3/17/23	7,302
4,500,000	Republic of Poland, 5.00%, 3/23/22	5,255

		12,557

Qatar (USD) (1%)
6,130,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (a)	7,631
3,820,000	Qatar Government International Bond 144A, 5.75%, 1/20/42 (a)	4,947

		12,578

Romania (USD) (2%)
19,190,000	Romanian Government International Bond 144A, 6.75%, 2/7/22 (a)	22,236
Russian Federation (RUB) (2%)
518,750,000	ING Americas Issuance BV 144A, 7.54%, 4/14/21 (a)	16,889
Russian Federation (USD) (7%)
4,720,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	5,163
2,280,000	Brunswick Rail Finance Ltd. 144A, 6.50%, 11/1/17 (a)	2,314
3,280,000	Gazprom Neft OAO Via GPN Capital SA 144A 4.37%, 9/19/22 (a) (c)	3,305
7,330,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 7/19/22 (a) (c)	7,793
4,050,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (b)	5,265
3,870,000	Georgian Oil & Gas Corp. 144A, 6.875%, 5/16/17 (a)	4,015
3,580,000	Home Credit & Finance Bank OOO Via Eurasia Capital SA 144A, 9.37%, 4/24/20 (a)	3,665
7,210,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 144A, 6.00%, 6/3/21 (a)	7,573
6,600,000	Russian Foreign Bond - Eurobond 144A, 5.62%, 4/4/42 (a)	7,947
8,297,499	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (b)	10,524
4,500,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (b)	5,292
4,370,000	Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20 (b)	5,201
5,080,000	VTB Bank OJSC Via VTB Capital SA 144A, 6.95%, 10/17/22 (a)	5,273

		73,330

Saudi Arabia (USD) (1%)
4,230,000	Abu Dhabi National Energy Co. 144A, 5.87%, 12/13/21 (a)	5,055
5,175,000	Dolphin Energy Ltd. 144A, 5.50%, 12/15/21 (a)	6,008

		11,063

Principal or Shares	Security Description	Value (000)
Senegal (USD) (0%)
2,940,000	Republic of Senegal 144A, 8.75%, 5/13/21 (a)	$3,572
Serbia (USD) (2%)
17,020,000	Republic of Serbia 144A, 7.25%, 9/28/21 (a)	18,254
Slovenia (USD) (1%)
11,900,000	Republic of Slovenia 144A, 5.50%, 10/26/22 (a)	12,061
Sri Lanka (LKR) (1%)
681,400,000	Citigroup Funding Inc. 144A, 7.50%, 8/5/13 (a)	5,058
390,400,000	Citigroup Funding Inc. 144A, 8.50%, 2/6/18 (a)	2,470

		7,528

Sri Lanka (USD) (2%)
5,585,000	Bank of Ceylon 144A, 6.87%, 5/3/17 (a)	6,032
5,290,000	Republic of Sri Lanka 144A, 6.25%, 10/4/20 (a)	5,951
8,510,000	Sri Lanka Government International Bond 144A, 5.87%, 7/25/22 (a)	9,361

		21,344

Turkey (USD) (4%)
4,570,000	Export Credit Bank of Turkey 144A, 5.87%, 4/24/19 (a)	5,011
4,230,000	Republic of Turkey, 6.0%, 1/14/41	4,986
4,100,000	Republic of Turkey, 6.25%, 9/26/22	4,977
4,080,000	Republic of Turkey, 6.87%, 3/17/36	5,265
3,970,000	Republic of Turkey, 7.375%, 2/5/25	5,201
3,830,000	Republic of Turkey, 7.50%, 11/7/19	4,872
3,510,000	Republic of Turkey, 8.00%, 2/14/34	5,028
5,040,000	Turkiye Garanti Bankasi AS 144A, 5.25%, 9/13/22 (a)	5,240

		40,580

Ukraine (USD) (1%)
9,610,000	Ukraine Government International Bond, 6.75%, 11/14/17 (b)	9,556
4,690,000	Ukraine Government International Bond, 9.25%, 7/24/17 (b)	5,138

		14,694

United Kingdom (GHC) (0%)
6,105,000	Standard Chartered Bank 144A, 23.00%, 8/23/17 (a)	3,623
United States (NGN) (1%)
689,000,000	Citigroup Funding Inc. 144A, 16.39%, 1/31/22 (a)	5,086
United States (USD) (1%)
5,000,000	Cemex Finance LLC 144A, 9.37%, 10/12/22 (a)	5,250
Uruguay (USD) (1%)
4,313,000	Republic of Uruguay, 8.00%, 11/18/22	6,254
1,400,046	Uruguay Government International Bond, 7.62%, 3/21/36	2,188

		8,442

Uruguay (UYU) (1%)
87,206,376	Republic of Uruguay, 4.25%, 4/5/27	5,154
101,426,995	Republic of Uruguay, 5.00%, 9/14/18	5,906

		11,060

Venezuela (USD) (5%)
5,590,000	Petroleos de Venezuela SA 144A, 8.50%, 11/2/17 (a)	5,031
11,870,000	Petroleos de Venezuela SA, 9.00%, 11/17/21	9,882
9,800,000	Republic of Venezuela, 5.75%, 2/26/16 (b)	9,090
10,020,000	Republic of Venezuela, 6.00%, 12/9/20 (b)	7,690
3,360,000	Republic of Venezuela, 7.00%, 3/31/38 (b)	2,419

47	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
12,160,000	Republic of Venezuela, 7.65%, 4/21/25	$9,637
12,860,000	Republic of Venezuela, 8.25%, 10/13/24 (b)	10,674

		54,423

Zambia (USD) (1%)
10,367,000	Republic of Zambia 144A, 5.37%, 9/20/22 (a)	10,497

Total Bonds (Cost - $953,972)		1,021,887

Investment Company (Cost - $79,177) (8%)
79,176,705	Payden Cash Reserves Money Market Fund *	79,177

Total (Cost - $1,033,149) (105%)		1,101,064
Liabilities in excess of Other Assets (-5%)		(48,208)

Net Assets (100%)		$1,052,856

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $40,420 and the total market value of the collateral held by the Fund is $42,864. Amounts in 000s.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/5/2012	Colombian Peso (Buy 738,650)	Deutsche Bank	$—
12/13/2012	Malaysian Ringgit (Buy 31,774)	Barclays	34
12/19/2012	Philippine Peso (Buy 240,110)	Barclays	69
12/19/2012	Philippine Peso (Buy 434,630)	HSBC	75

			$178

Liabilities:
1/16/2013	Brazilian Real (Sell 4,251)	HSBC Securities	$(4)
11/29/2012	Euro (Sell 15,912)	RBS	(86)
1/29/2013	Indian Rupee (Buy 285,180)	Barclays	(2)
1/30/2013	Mexican New Peso (Buy 143,730)	RBS	(77)
11/7/2012	Nigerian Naira (Buy 50,752)	Citigroup	—
11/5/2012	Russian Ruble (Buy 15,393)	ING	—

			$(169)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
18	U.S. Treasury 10 Year Note Future	Dec-12	$2,395	$8
67	U.S. Ultra Long Bond Future	Dec-12	11,061	(56)

				$(48)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	8.00%	BZDIOVRA	Jan-14	BRL 36,721	$153
Barclays	9.34%	BZDIOVRA	Jan-14	BRL 79,570	1,178
UBS Warburg	7.96%	BZDIOVRA	Jan-14	BRL 60,540	236
UBS Warburg	8.00%	BZDIOVRA	Jan-14	BRL 39,593	166

					$1,733

BZDIOVRA	Brazil Cetip Interbank Deposit Rate

See notes to financial statements.

Annual Report	48

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Foreign Government	89%
Corporate	9%
Investment Company	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (USD) (0%)
640,000	City of Buenos Aires Argentina 144A, 9.95%, 3/1/17 (a)	$518
Brazil (BRL) (9%)
790,000	Barclays Bank PLC, 10.00%, 2/22/13	405
1,160,000	Barclays Bank PLC, 10.00%, 2/22/13	587
2,000,000	Barclays Bank PLC, 10.00%, 3/8/13	1,037
2,000,000	Barclays Bank PLC, 10.00%, 3/8/13	1,041
1,170,000	Barclays Bank PLC, 6.00%, 2/22/13	1,379
340,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/15	174
1,150,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	596
2,930,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	1,525
560,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/20	718
828,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/50	1,235
990,000	Itau Unibanco Holding SA 144A, 10.50%, 11/23/15 (a)	539
1,200,000	Oi SA 144A, 9.75%, 9/15/16 (a)	624
1,530,000	Republic of Brazil, 8.50%, 1/5/24	886

		10,746

Brazil (USD) (1%)
600,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (a) (c)	527
490,000	TAM Capital 3 Inc. 144A, 8.37%, 6/3/21 (a)	546
280,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (a)	276

		1,349

Cayman Islands (USD) (0%)
560,000	Mongolian Mining Corp. 144A, 8.87%, 3/29/17 (a) (c)	574
Chile (CLP) (0%)
97,000,000	Republic of Chile, 5.50%, 8/5/20	220

Principal or Shares	Security Description	Value (000)
Chile (USD) (0%)
480,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)	$523
Colombia (COP) (4%)
851,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	530
892,000,000	Empresas Publicas de Medellin ESP 144A, 8.37%, 2/1/21 (a)	551
2,100,000,000	Republic of Colombia, 4.37%, 3/21/23	1,147
1,244,000,000	Republic of Colombia, 7.75%, 4/14/21	861
1,359,000,000	Republic of Colombia, 9.85%, 6/28/27	1,161

		4,250

Colombia (USD) (1%)
570,000	Transportadora de Gas Internacional SA ESP 144A, 5.70%, 3/20/22 (a)	639
Dominican Republic (USD) (1%)
480,000	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (b)	532
Georgia (USD) (1%)
570,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	640
Germany (IDR) (1%)
9,200,000,000	Deutsche Bank AG/London 144A, 8.25%, 6/17/32 (a)	1,149
Hungary (HUF) (2%)
302,710,000	Hungary Government Bond, 6.75%, 11/24/17	1,409
236,100,000	Hungary Government Bond, 7.50%, 11/12/20 (c)	1,131

		2,540

Indonesia (IDR) (8%)
15,500,000,000	Deutsche Bank AG London 144A, 8.25%, 7/19/21 (a)	1,904
7,200,000,000	Deutsche Bank AG/London 144A, 8.37%, 9/17/26 (a)	907
9,620,000,000	JPMorgan Chase Bank NA 144A, 10.00%, 7/18/17 (a)	1,197
1,500,000,000	JPMorgan Chase Bank NA 144A, 8.37%, 9/17/26 (a)	189

49	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
12,800,000,000	JPMorgan Chase Bank NA 144A, 9.50%, 7/17/31 (a)	$1,779
10,200,000,000	Standard Chartered Bank 144A, 7.37%, 9/15/16 (a)	1,143
11,400,000,000	Standard Chartered Bank 144A, 8.37%, 9/17/26 (a)	1,436
3,150,000,000	Standard Chartered PLC 144A, 8.37%, 9/17/26 (a)	397

		8,952

Indonesia (USD) (0%)
220,000	Berau Coal Energy Tbk PT 144A, 7.25%, 3/13/17 (a) (c)	207
Malaysia (MYR) (3%)
3,390,000	Malaysia Government Bond, 3.89%, 3/15/27	1,142
4,000,000	Malaysia Government Bond, 4.16%, 7/15/21	1,377
2,360,000	Malaysia Government Bond, 4.39%, 4/15/26	838

		3,357

Mexico (MXN) (12%)
29,680,000	Mexican Bonos, 6.00%, 6/18/15	2,325
16,100,000	Mexican Bonos, 6.25%, 6/16/16	1,279
13,270,000	Mexican Bonos, 7.50%, 6/3/27	1,163
20,140,000	Mexican Bonos, 8.00%, 6/11/20	1,791
12,270,000	Mexican Bonos, 8.50%, 11/18/38	1,165
15,800,000	Mexican Bonos, 10.00%, 11/20/36	1,711
21,870,000	Mexican Bonos, 10.00%, 12/5/24	2,312
18,106,706	Mexican Udibonos, 5.00%, 6/16/16	1,591
10,740,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	899

		14,236

Nigeria (NGN) (1%)
280,000,000	Standard Chartered Bank 144A, 0.00%, 2/7/13 (a)	1,722
Peru (PEN) (2%)
2,150,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	1,015
2,520,000	Republic of Peru 144A, 7.84%, 8/12/20 (a)	1,206
1,170,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	614

		2,835

Peru (USD) (1%)
520,000	Ajecorp BV 144A, 6.50%, 5/14/22 (a)	571
490,000	Corp Pesquera Inca SAC 144A, 9.00%, 2/10/17 (a)	532
480,000	Intercorp Retail Trust 144A, 8.87%, 11/14/18 (a)	550

		1,653

Philippines (PHP) (1%)
22,000,000	Republic of Philippines, 4.95%, 1/15/21	589
32,000,000	Republic of Philippines, 6.25%, 1/14/36	913

		1,502

Poland (PLN) (9%)
3,670,000	Poland Government Bond, 4.75%, 10/25/16	1,181
3,230,000	Poland Government Bond, 5.00%, 4/25/16	1,046
3,370,000	Poland Government Bond, 5.25%, 10/25/17	1,108
3,500,000	Poland Government Bond, 5.50%, 10/25/19	1,177
9,982,000	Poland Government Bond, 5.75%, 10/25/21	3,414
2,690,000	Poland Government Bond, 5.75%, 4/25/14	865
4,880,000	Poland Government Bond, 5.75%, 9/23/22	1,674

		10,465

Russian Federation (RUB) (10%)
107,500,000	Citigroup Funding Inc., 6.90%, 8/5/16	3,428
52,000,000	Deutsche Bank AG London 144A, 7.60%, 4/17/21 (a)	1,693

Principal or Shares	Security Description	Value (000)
93,220,000	ING Americas Issuance BV 144A, 7.54%, 4/14/21 (a)	$3,035
49,500,000	JPMorgan Chase Bank NA 144A, 7.60%, 4/16/21 (a)	1,612
18,600,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, 8.70%, 3/17/16	610
30,000,000	Russian Foreign Bond - Eurobond, 7.85%, 3/10/18 (b) (c)	1,027

		11,405

Russian Federation (USD) (1%)
510,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	558
530,000	Georgian Oil & Gas Corp. 144A, 6.875%, 5/16/17 (a)	550
480,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (b)	564

		1,672

South Africa (ZAR) (8%)
18,440,000	Republic of South Africa, 6.25%, 3/31/36	1,640
25,630,000	Republic of South Africa, 7.00%, 2/28/31	2,590
13,810,000	Republic of South Africa, 7.25%, 1/15/20	1,659
28,380,000	Republic of South Africa, 8.00%, 12/21/18	3,571

		9,460

Sri Lanka (LKR) (1%)
114,000,000	Citigroup Funding Inc. 144A, 7.50%, 8/5/13 (a)	846
55,200,000	Citigroup Funding Inc. 144A, 8.50%, 2/6/18 (a)	349

		1,195

Thailand (THB) (6%)
40,692,000	Thailand Government Bond, 3.45%, 3/8/19	1,347
57,890,000	Thailand Government Bond, 3.65%, 12/17/21	1,943
68,700,000	Thailand Government Bond, 3.87%, 6/13/19	2,340
31,000,000	Thailand Government Bond, 5.12%, 3/13/18	1,110

		6,740

Turkey (TRY) (10%)
1,530,000	Turkey Government Bond, 0.00%, 5/15/13	826
4,250,000	Turkey Government Bond, 10.50%, 1/15/20	2,727
3,167,785	Turkey Government Bond, 4.50%, 2/11/15	1,941
2,420,000	Turkey Government Bond, 8.00%, 10/9/13	1,365
2,110,000	Turkey Government Bond, 8.00%, 6/4/14	1,197
930,000	Turkey Government Bond, 9.00%, 1/27/16	545
4,700,000	Turkey Government Bond, 9.50%, 1/12/22	2,881

		11,482

United Kingdom (GHC) (1%)
1,350,000	Standard Chartered Bank 144A, 23.00%, 8/23/17 (a)	801
United States (NGN) (1%)
162,000,000	Citigroup Funding Inc. 144A, 16.39%, 1/31/22 (a)	1,196
Uruguay (UYU) (1%)
10,866,697	Republic of Uruguay, 4.25%, 4/5/27	642
10,670,736	Republic of Uruguay, 5.00%, 9/14/18	621

		1,263

Total Bonds (Cost - $113,080)		113,823

Investment Company (Cost - $4,955) (4%)
4,955,134	Payden Cash Reserves Money Market Fund *	4,955

Total (Cost - $118,035) (100%)		118,778
Other Assets, net of Liabilities (0%)		164

Net Assets (100%)		$118,942

Annual Report	50

Payden Emerging Markets Local Bond Fund continued

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $2,605 and the total market value of the collateral held by the Fund is $2,889. Amounts in 000s.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/16/2013	Brazilian Real (Buy 3,793)	HSBC Securities	$3
11/6/2012	Colombian Peso (Buy 218,789)	Deutsche Bank	—
12/17/2012	Hungarian Forint (Buy 929,500)	Bank of America	47
12/13/2012	Malaysian Ringgit (Buy 28,539)	Barclays	124
12/19/2012	Philippine Peso (Buy 14,990)	HSBC Securities	3
12/17/2012	Polish Zloty (Buy 1,953)	Barclays	8
12/13/2012	Thai Bat (Buy 52,910)	Barclays	8

			$193

Liabilities:
12/18/2012	Colombian Peso (Buy 1,169,000)	Barclays	$(10)
11/29/2012	Euro (Sell 1,802)	RBS	(10)
1/29/2013	Indian Rupee (Buy 31,930)	Barclays	—
12/19/2012	Indonesian Rupiah (Buy 15,291,000)	Bank of America	(9)
1/30/2013	Mexican New Peso (Buy 10,390)	RBS	(6)
11/7/2012	Nigerian Naira (Buy 106,337)	Citigroup	—
12/17/2012	Polish Zloty (Buy 1,290)	Barclays	(1)
11/27/2012	Russian Ruble (Buy 47,860)	HSBC Securities	(7)
1/24/2013	South African Rand (Buy 12,800)	RBS	(8)

			$(51)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	9.34%	BZDIOVRA	Jan-14	BRL 10,250	$152
Barclays	3.35%	KLIB3M	Jan-17	MYR 4,000	6
Barclays	3.40%	KLIB3M	May-17	MYR 6,700	16
Barclays	3.29%	KLIB3M	Sep-17	MYR 5,300	3
Barclays	3.27%	KLIB3M	Oct-17	MYR 5,400	1
UBS Warburg	7.96%	BZDIOVRA	Jan-14	BRL 2,953	12

					$190

BZDIOVRA	Brazil Cetip Interbank Deposit Rate
KLIB3M	Klilbor Interbank Offered Rate Fixing 3 Month

See notes to financial statements.

51	Payden Mutual Funds

Payden Value Leaders Fund

The Fund seeks growth of capital and some current income by generally investing in large cap value stocks with up to 20% in foreign corporations.

Portfolio Composition - percent of value
Energy	25%
Utilities	18%
Financial	15%
REIT	10%
Telecommunication	7%
Other	25%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Common Stock (99%)
Consumer Discretionary (6%)
131,800	Guess? Inc.	$3,266
44,000	Ltd. Brands Inc.	2,107
121,800	Regal Entertainment Group (b)	1,871
30,100	Six Flags Entertainment Corp.	1,719
15,000	Wynn Resorts Ltd.	1,816

		10,779

Consumer Staple (7%)
130,500	Altria Group Inc.	4,150
18,300	Kimberly-Clark Corp.	1,527
73,600	Kraft Foods Group Inc. (a)	3,347
61,500	Reynolds American Inc.	2,561

		11,585

Energy (24%)
55,300	Boardwalk Pipeline Partners LP	1,475
41,700	Buckeye Partners LP	2,019
15,200	Chevron Corp.	1,675
83,100	ConocoPhillips	4,807
36,800	Diamond Offshore Drilling Inc.	2,548
143,000	Enbridge Energy Partners LP	4,290
65,500	Energy Transfer Equity LP	2,883
33,800	Energy Transfer Partners LP	1,447
62,900	Enterprise Products Partners LP	3,315
59,300	Kinder Morgan Inc.	2,058
78,200	Plains All American Pipeline LP	3,549
145,400	Regency Energy Partners LP	3,353
37,000	Susser Petroleum Partners LP (a)	910
60,400	Targa Resources Partners LP	2,530
35,600	TC Pipelines LP	1,566
53,100	Williams Companies Inc.	1,858
38,900	Williams Partners LP	2,061

		42,344

Financial (16%)
89,100	Alexandria Real Estate Equities Inc.	2,360
144,800	Ares Capital Corp.	3,904
65,500	DDR Corp.	1,636
67,400	Discover Financial Services	1,715
71,900	Federated Investors Inc.	1,671

Principal or Shares	Security Description	Value (000)
130,600	First Republic Bank (b)	$3,550
136,500	Public Storage	3,684
66,800	NYSE Euronext	1,654
151,400	US Bancorp	4,477
80,000	Vornado Realty Trust	2,203

		26,854

Healthcare (6%)
37,500	GlaxoSmithKline Plc - ADR	1,684
102,200	Merck & Co. Inc.	4,663
137,200	Pfizer Inc.	3,412

		9,759

Industrial (2%)
18,600	Lockheed Martin Corp.	1,742
77,600	Waste Management Inc.	2,541

		4,283

Real Estate Investment Trust (10%)
81,600	BioMed Realty Trust Inc.	1,560
217,900	Duke Realty Corp.	3,155
60,400	HCP Inc.	2,676
77,100	Health Care REIT Inc.	4,582
36,900	Home Properties Inc.	2,243
90,000	Liberty Property Trust	3,161

		17,377

Technology (3%)
46,800	Microchip Technology Inc. (b)	1,467
100,500	Paychex Inc.	3,259

		4,726

Telecommunication (7%)
123,200	AT&T Inc.	4,262
91,500	CenturyLink Inc.	3,512
48,900	Verizon Communications Inc.	2,183
61,100	Vodafone Group PLC	1,663

		11,620

Utility (18%)
65,400	Ameren Corp.	2,150
109,000	American Electric Power Co. Inc.	4,844

Annual Report	52

Payden Value Leaders Fund continued

Principal or Shares	Security Description	Value (000)
35,300	Duke Energy Corp.	$2,319
24,900	Entergy Corp.	1,807
233,500	Pepco Holdings Inc. (b)	4,640
115,100	PPL Corp.	3,405
142,300	Public Service Enterprise Group Inc.	4,559
75,300	Southern Co.	3,527
87,800	TECO Energy Inc.	1,569
76,300	Westar Energy Inc.	2,266

		31,086

Total Common Stock (Cost - $164,423)		170,413

Investment Company (Cost - $5,760) (3%)
5,759,880	Payden Cash Reserves Money Market Fund *	5,760

Total (Cost - $170,183) (102%)		176,173
Liabilities in excess of Other Assets (-2%)		(4,133)

Net Assets (100%)		$172,040

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $3,332 and the total market value of the collateral held by the Fund is $3,406. Amounts in 000s.

Call Option Written

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)
150	Wynn Resorts Ltd., 115.00, 11/17/12	Nov-12	$(95)	$(12)

See notes to financial statements.

53	Payden Mutual Funds

Payden Global Equity Fund

The Fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

Geographic Equity Exposure - percent of value
United States	54%
Emerging Markets	15%
Europe	9%
United Kingdom	8%
Japan	7%
Other	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Bonds (39%)
Foreign Government (19%)
50,000,000	Japan Treasury Discount Bill, 0.00%, 1/10/13 JPY (a)	$625
70,000,000	Japan Treasury Discount Bill, 0.00%, 2/12/13 JPY (a)	876

		1,501

U.S. Treasury (20%)
1,650,000	U.S. Treasury Bill, 0.15%, 4/11/13 (b) (c)	1,649

Total Bonds (Cost - $3,188)		3,150

Exchange Traded Fund (Cost - $2,556) (33%)
3,700	DnB OBX NOK (a)	26
20,500	iShares Dow Jones Select Dividend Index Fund	1,186
2,000	iShares MSCI Canada Index Fund	57
7,100	iShares MSCI Emerging Markets Minimum Volatility Index Fund	408
4,600	iShares MSCI Hong Kong Index Fund	85
5,200	iShares MSCI Italy Index Fund	65
4,400	iShares MSCI South Korea Index Fund	253
10,600	iShares MSCI Switzerland Index Fund	267
8,100	Vanguard MSCI Emerging Markets ETF	336

		2,683

Investment Company (Cost - $2,300) (29%)
1,300,106	Payden Cash Reserves Money Market Fund *	1,300
105,708	Payden Limited Maturity Fund *	1,002

		2,302

Total (Cost - $8,044) (101%)		8,135
Liabilities in excess of Other Assets (-1%)		(65)

Net Assets (100%)		$8,070

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Principle in foreign currency.

(b)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(c)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/23/2013	Brazilian Real (Buy 117)	HSBC Securities	$—
1/23/2013	British Pound (Buy 7)	Credit Suisse	—
1/23/2013	Hong Kong Dollar (Buy 24)	Credit Suisse	—
1/23/2013	Japanese Yen (Sell 73,161)	RBS	11
1/23/2013	Singapore Dollar (Buy 62)	JP Morgan	—
1/23/2013	Swiss Franc (Buy 14)	JP Morgan	—

			$11

Liabilities:
1/23/2013	Australian Dollar (Buy 20)	Bank of America	$—
1/23/2013	British Pound (Buy 425)	Credit Suisse	(2)
1/23/2013	Canadian Dollar (Buy 301)	Bank of America	(6)
1/23/2013	Danish Krone (Buy 195)	JP Morgan	(1)
1/23/2013	Euro (Buy 597)	HSBC Securities	(10)
1/23/2013	Malaysian Ringgit (Buy 58)	HSBC Securities	—
1/23/2013	Mexican New Peso (Buy 391)	JP Morgan	—
1/23/2013	New Taiwan Dollar (Buy 3,471)	Bank of America	—
1/23/2013	Norwegian Krone (Buy 6)	JP Morgan	—
1/23/2013	South Korean Won (Sell 250,697)	RBS	(3)
1/23/2013	Swedish Krona (Buy 626)	JP Morgan	(1)

			$(23)

Annual Report	54

Payden Global Equity Fund continued

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
4	CAC40 10 Euro Future	Nov-12	$ 178	$ (2)
2	Canadian TSE 60 Index Future	Dec-12	284	—
1	DAX Index Future	Dec-12	236	(4)
7	FTSE 100 Index Future	Dec-12	650	(8)
7	Mexican Bolsa Index Future	Dec-12	223	(3)
1	MSCI Singapore IX ETS Future	Nov-12	56	—
5	Russell 2000 MINI Future	Dec-12	408	(20)
40	S&P 500 EMINI Future	Dec-12	2,814	(90)
6	Topix Index Future	Dec-12	556	12

				$(115)

See notes to financial statements.

55	Payden Mutual Funds

Metzler/Payden European Emerging Markets Fund

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

Country Holdings - percent of value
Russia	44%
Poland	26%
Hungary	7%
Czech Republic	5%
Estonia	4%
Other	14%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2012

Principal or Shares	Security Description	Value (000)
Common Stock (99%)
Consumer Discretionary (3%)
126,848	NFI Empik Media & Fashion SA	$438
17,000	NG2 SA	312
590,000	Olympic Entertainment Group AS	1,208
30,000	Silvano Fashion Group AS	126
68,279	Tallinna Kaubamaja AS	487

		2,571

Consumer Staple (3%)
15,000	AmRest Holdings SE (a)	369
2	Cherkizovo Group OJSC (a) (b)	0
700	LPP SA	863
40,000	X5 Retail Group NV (a) (b)	758

		1,990

Energy (29%)
140,000	Eurasian Natural Resources Corp. PLC	739
320,000	Gazprom OAO	2,923
80,716	LUKOIL, LUK GR, EUR, Frankfurt	4,879
29,000	MOL Hungarian Oil and Gas PLC	2,519
12,500	NovaTek OAO (b)	1,425
150,200	Polski Koncern Naftowy Orlen SA (a)	2,059
500,900	Rosneft OAO (b)	3,707
265,000	Surgutneftegas OAO	2,305
26,000	Tatneft OAO	1,007

		21,563

Financial (31%)
2,307,576	Banca Transilvania	783
46,000	Bank Pekao SA	2,207
135,600	BRD-Groupe Societe Generale	303
2,000,000	Dafora SA (a)	20
85,000	Erste Group Bank AG	2,134
110,000	Halyk Savings Bank of Kazakhstan JSC (b)	782
450,000	Immoeast AG rights (a) (c)	0
120,000	Kazkommertsbank JSC (a) (b)	264
10,500	Komercni Banka AS	2,141
122,000	OTP Bank PLC	2,316
342,937	Powszechna Kasa Oszczednosci Bank Polski SA	3,831
20,000	Powszechny Zaklad Ubezpieczen SA	2,335

Principal or Shares	Security Description	Value (000)
425,000	Sberbank of Russia	$1,245
185,000	Sberbank of Russia	2,176
350,000	UniCredit SpA	1,545
260,000	VTB Bank OJSC (b)	896

		22,978

Industrial (8%)
2,572,100	Compa-Sibiu	434
290,000	Ferrexpo PLC	976
620,000	Impexmetal SA	703
285,000	LSR Group (b)	1,372
115,000	New World Resources PLC	475
47,500	Ramirent OYJ	355
241,048	Steppe Cement Ltd. (a)	105
1,052,721	Tallink Group AS (a)	925
600,000	Trakya Cam Sanayii AS	732

		6,077

Material (16%)
160,000	Evraz PLC	609
13,000	Grupa Kety SA	526
80,000	Kazakhmys PLC	914
48,000	KGHM Polska Miedz SA	2,416
120,000	Mechel	762
160,000	MMC Norilsk Nickel OJSC	2,454
40,000	Novopipetsk Steel OJSC (b)	756
200,000	Petropavlovsk PLC	1,299
85,000	Polymetal International PLC	1,526
100,000	Polyus Gold International Ltd. (a)	332

		11,594

Technology (1%)
700,000	Condmag SA (a)	19
70,215	M Video OJSC (c)	553

		572

Telecommunication (4%)
155,000	Agora SA	412
42,500	CTC Media, Inc.	357
225,000	Magyar Telekom Telecommunications PLC	417
70,000	Sistema JSFC (b)	1,284

Annual Report	56

Metzler/Payden European Emerging Markets Fund continued

Principal or Shares	Security Description	Value (000)
295,000	TVN SA	$646

		3,116

Utility (4%)
27,000	CEZ AS	994
355,000	PGE SA	1,922

		2,916

Total Common Stock (Cost - $74,683)		73,377

Investment Company (Cost - $28) (0%)
28,075	Payden Cash Reserves Money Market Fund *	28

Total (Cost - $74,711) (99%)		73,405
Other Assets, net of Liabilities (1%)		701

Net Assets (100%)		$74,106

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Non-income producing security.

(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security appraised at fair value under procedures established by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/5/2012	British Pound (Buy 104)	BNY Mellon	$—
Liabilities:
11/5/2012	British Pound (Sell 56)	BNY Mellon	$—

See notes to financial statements.

57	Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	58

Statements of Assets & Liabilities

October 31, 2012

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$328,955	$243,747	$569,112
Affiliated investments, at value **		2,811	22,303
Repurchase agreement , at value	195,000
Foreign cash ***
Cash			186
Restricted cash for collateral
Swap contracts ****
Receivable for:
Interest and dividends	543	623	3,072
Paydowns		3	1
Investments sold		4,001
Fund shares sold	1,542		106
Futures
Forward currency contracts		56	113
Receivable from Advisor (Note 3)	16
Other assets	42	18	44

Total Assets	526,098	251,259	594,937

LIABILITIES:
Payable for:
Bank overdraft		17
Forward currency contracts		12	39
Investments purchased		3,673	42,725
Fund shares redeemed	466	2,753	1,826
Futures			8
Options written
Swaps
Distributions payable	6	6	141
Liability for securities on loan (Note 2)		2,630	8,102
Accrued expenses:
Investment advisory fees (Note 3)		48	72
Administration fees (Note 3)	69	31	68
Distribution fees (Note 3)
Trustee fees and expenses	4	2	5
Other liabilities	73	74	142

Total Liabilities	618	9,246	53,128

NET ASSETS	$525,480	$242,013	$541,809

NET ASSETS:
Paid in capital	$525,488	$250,490	$535,792
Undistributed net investment income (loss)	(6)	(5)	(141)
Undistributed net realized gains (losses) from investments	(2)	(9,010)	(810)
Net unrealized appreciation (depreciation) from:
Investments		496	6,894
Translation of assets and liabilities in foreign currencies		42	74

NET ASSETS	$525,480	$242,013	$541,809

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$525,480	$242,013	$541,809
Shares Outstanding	525,479	25,525	52,974
Net Asset Value Per Share	$1.00	$9.48	$10.23

Institutional Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

* Investments, at cost	$523,955	$243,251	$562,108
** Affiliated investments, at cost		2,811	22,303
*** Foreign cash, at cost
**** Swaps, at cost

See notes to financial statements.

59	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund	Payden Tax Exempt Bond Fund

$126,034	$1,405,780	$720,212	$45,924	$1,093,079	$13,914
4,765	23,816	69,770	2,387	114,285

		28	11

262	3,108	4,336	470	20,635	182
137	372	2
	128,988	59,200	6,458	3,206
4	1,141	2,030	1	650	25

		235
	71				3
15	74	48	6	68	6

131,217	1,563,350	855,861	55,257	1,231,923	14,130

27				3,206
		198	2
20,164	593,233	200,127	10,805	1,403
34	1,490	35	34	1,255	5
		147	5

		3,060	20
8	166	7	5	2,469	1
		5,869	1,045	93,592

32		162	18	359
14	122	87	6	154	2
	18			1
1	7	5		9
51	345	108	58	322	37

20,331	595,381	209,805	11,998	102,770	45

$110,886	$967,969	$646,056	$43,259	$1,129,153	$14,085

$109,294	$921,377	$618,418	$38,468	$1,058,087	$12,965
26	672	1,060	25	(2,470)	28
790	27,315	1,136	895	(489)	345

776	18,605	25,405	3,873	74,025	747
		37	(2)

$110,886	$967,969	$646,056	$43,259	$1,129,153	$14,085

$860	$81,860	$356		$5,974
78	7,582	32		819
$10.99	$10.80	$11.04		$7.29

$110,026	$886,109	$645,700	$43,259	$1,123,179	$14,085
10,018	82,022	58,365	3,730	154,091	1,317
$10.98	$10.80	$11.06	$11.60	$7.29	$10.69

$125,258	$1,387,175	$693,685	$42,078	$1,019,054	$13,167
4,765	23,816	67,792	2,349	$114,285

			(10)

See notes to financial statements.

Annual Report	60

Statements of Assets & Liabilities continued

October 31, 2012

Numbers in 000s

	Payden California Municipal Income Fund	Payden Global Low Duration Fund	Payden Global Fixed Income Fund
ASSETS:
Investments, at value *	$49,131	$73,147	$35,266
Affiliated investments, at value **		2,263	14,723
Repurchase agreement , at value
Foreign cash ***		101	640
Cash		28
Restricted cash for collateral
Swap contracts ****
Receivable for:
Interest and dividends	606	562	444
Paydowns
Investments sold		190
Fund shares sold	150	2,700	18
Futures		4
Forward currency contracts		3	138
Receivable from Advisor (Note 3)
Other assets	4	9	10

Total Assets	49,891	79,007	51,239

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		19	132
Investments purchased		6,553	614
Fund shares redeemed	17	17	94
Futures			8
Options written (Cost $83)
Swaps			16
Distributions payable	12	2	3
Liability for securities on loan (Note 2)		1,780	2,058
Accrued expenses:
Investment advisory fees (Note 3)	4	20	25
Administration fees (Note 3)	6	9	7
Distribution fees (Note 3)
Trustee fees and expenses	1	1
Other liabilities	40	62	61

Total Liabilities	80	8,463	3,018

NET ASSETS	$49,811	$70,544	$48,221

NET ASSETS:
Paid in capital	$46,156	$73,061	$50,706
Undistributed net investment income (loss)	(4)	(2)	(3)
Undistributed net realized gains (losses) from investments	534	(3,209)	(3,862)
Net unrealized appreciation (depreciation) from:
Investments	3,125	704	1,369
Translation of assets and liabilities in foreign currencies		(10)	11

NET ASSETS	$49,811	$70,544	$48,221

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$49,811	$70,544	$48,221
Shares Outstanding	4,684	6,982	5,541
Net Asset Value Per Share	$10.63	$10.10	$8.70

Institutional Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

* Investments, at cost	$46,006	$72,438	$34,093
** Affiliated investments, at cost		2,263	14,523
*** Foreign cash, at cost		99	638
**** Swaps, at cost

See notes to financial statements.

61	Payden Mutual Funds

Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Value Leaders Fund	Payden Global Equity Fund	Metzler/Payden European Emerging Markets Fund

$1,021,887	$113,823	$170,413	$5,833	$73,377
79,177	4,955	5,760	2,302	28

167	980		13	87
8,464
304
1,733	190

14,816	2,062	392		338

20,227	204	576		1,128
1,498	1,106	1,495		1
84
178	193		11
		30
60	19	14	5	11

1,148,595	123,532	178,680	8,164	74,970

169	51		23
50,579	1,443	2,676		480
820	3	340		45
			2
		95

448	79	12
42,864	2,889	3,406

368	12		24	135
142	16	23	1	10
6		1
8	1	1		1
335	96	86	44	193

95,739	4,590	6,640	94	864

$1,052,856	$118,942	$172,040	$8,070	$74,106

$964,888	$118,151	$176,166	$11,440	$240,827
1,883	(79)	359	(1)	146
16,475	(213)	(10,463)	(3,333)	(165,559)

69,600	948	5,978	(23)	(1,306)
10	135		(13)	(2)

$1,052,856	$118,942	$172,040	$8,070	$74,106

$27,784	$21	$3,468
1,799	2	312
$15.45	$10.24	$11.12

$575,777	$118,921	$168,572	$8,070	$74,106
37,338	11,609	15,161	1,088	3,381
$15.42	$10.24	$11.12	$7.42	$21.92

$449,295
29,141
$15.42

$953,972	$113,080	$164,423	$5,744	$74,683
79,177	4,955	5,760	2,300	28
167	984		13	87
	(15)

See notes to financial statements.

Annual Report	62

Statements of Operations

Period ended October 31, 2012

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,017	$2,653	$12,747
Dividend income	1
Dividend income from affiliated investment (Note 2)		1	1
Income from securities lending		6	45
Foreign tax withholdings

Investment Income	1,018	2,660	12,793

EXPENSES:
Investment advisory fees (Note 3)	909	662	1,566
Administration fees (Note 3)	909	355	839
Shareholder servicing fees		60	201
Distribution fees (Note 3)
Custodian fees	43	30	57
Transfer agent fees	53	32	69
Registration and filing fees	34	35	41
Trustee fees and expenses	81	29	64
Printing and mailing costs	32	12	35
Legal fees	16	7	14
Publication expense	21	8	17
City taxes	34	7	32
Pricing fees	1	24	31
Fund accounting fees	86	29	68
Insurance	39	13	28
Audit fees	29	25	25
Loan commitment fees (Note 2)		3	5

Gross Expenses	2,287	1,331	3,092
Expense subsidy (Note 3)	(1,391)	(141)	(96)

Net Expenses	896	1,190	2,996

Net Investment Income (loss)	122	1,470	9,797

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	4	89	2,800
Foreign currency transactions		99	465
Futures contracts		(6)	(354)
Purchased option contracts
Written option contracts
Swap contracts
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		1,683	8,007
Translation of assets and liabilities in foreign currencies		694	1,518
Futures contracts			251
Purchased option contracts
Written option contracts
Swap contracts

Net Realized and Unrealized Gains (Losses)	4	2,559	12,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$126	$4,029	$22,484

See notes to financial statements.

63	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund	Payden Tax Exempt Bond Fund	Payden California Municipal Income Fund

$1,182	$20,685	$19,054	$1,711	$78,950	$383	$1,418
			68
1	8	3,756	60	9
		15	3	685

1,183	20,693	22,825	1,842	79,644	383	1,418

215	2,623	1,748	138	3,798	45	152
115	1,457	936	59	1,628	21	71
21	1,122	54	49	633	5	5
2	211	32		13
12	131	64	14	58	3	5
26	115	64	15	124	15	16
27	132	43	13	142	15	2
8	111	75	5	134	2	5
6	63	35	2	69	1	3
2	26	18	1	27		1
6	22	17	4	30	3	4
6	26	48	1	51		3
5	44	24	12	29	9	12
6	123	83	2	129	(1)	3
3	42	33	2	54	1	2
34	29	30	41	48	33	33
1	10	7		11		1

495	6,287	3,311	358	6,978	152	318
(26)	(1,193)		(101)		(75)	(54)

469	5,094	3,311	257	6,978	77	264

714	15,599	19,514	1,585	72,666	306	1,154

1,322	33,903	23,987	1,121	(79)	335	552
		1,323	(20)
92		(1,786)	(193)		10	31
			(33)

		(2,749)	1

		2,716	28
(276)	(4,731)	10,321	1,773	55,899	248	1,756
		186	(2)
(18)		(140)	7
			24

		898	(10)

1,120	29,172	34,756	2,696	55,820	593	2,339

$1,834	$44,771	$54,270	$4,281	$128,486	$899	$3,493

See notes to financial statements.

Annual Report	64

Statements of Operations continued

Period ended October 31, 2012

Numbers in 000s

	Payden Global Low Duration Fund	Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,808	$1,485	$52,305
Dividend income
Dividend income from affiliated investment (Note 2)		562	6
Income from securities lending	7	2	93
Foreign tax withholdings

Investment Income	1,815	2,049	52,404

EXPENSES:
Investment advisory fees (Note 3)	198	141	3,738
Administration fees (Note 3)	99	70	1,246
Shareholder servicing fees	52	58	647
Distribution fees (Note 3)			64
Custodian fees	23	47	151
Transfer agent fees	18	18	83
Registration and filing fees	28	19	122
Trustee fees and expenses	8	6	86
Printing and mailing costs	5	2	75
Legal fees	1	1	22
Publication expense	5	5	19
City taxes	5	7	23
Pricing fees	18	20	15
Fund accounting fees	2	3	101
Insurance	4	4	38
Audit fees	32	30	42
Loan commitment fees (Note 2)	1	1	8

Gross Expenses	499	432	6,480
Expense subsidy (Note 3)	(32)	(97)	(146)

Net Expenses	467	335	6,334

Net Investment Income (loss)	1,348	1,714	46,070

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments		(16)
Investments	15	942	17,209
Foreign currency transactions	(168)	151	1,131
Futures contracts	(16)	(174)	190
Purchased option contracts
Written option contracts
Swap contracts			2,178
Change in net unrealized appreciation (depreciation) from:
Affiliated investments		262
Investments	1,749	(566)	58,949
Translation of assets and liabilities in foreign currencies	628	1,126	1,187
Futures contracts	48	5	(48)
Purchased option contracts
Written option contracts
Swap contracts		(16)	1,177

Net Realized and Unrealized Gains (Losses)	2,256	1,714	81,973

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,604	$3,428	$128,043

(1)	Fund commenced operations on November 2, 2011.

See notes to financial statements.

65	Payden Mutual Funds

Payden Emerging Markets Local Bond Fund(1)	Payden Value Leaders Fund	Payden Global Equity Fund	Metzler/Payden European Emerging Markets Fund

$5,133		$11
	$6,364	64	$2,644
16		1
2	74
(19)			(358)

5,132	6,438	76	2,286

496	594	78	626
124	178	12	125
	93	(4)	172
	7
69	28	20	194
25	34	14	55
53	75	16	19
6	11	1	11
47	23		7
2	3		1
1	4	3	6
3	4	1	52
10	1	1	9
11	11	(2)	41
1	3	1	5
39	38	34	42
	1		1

887	1,108	175	1,366
(71)	(146)	(51)	(62)

816	962	124	1,304

4,316	5,476	(48)	982

(13)
(971)	3,565	(356)	(17,953)
(383)		186	(837)
(83)	1,810	1,065
	71
	13	2
317

		2
743	3,974	61	11,685
135		(52)	9
		(603)

	(12)
205

(50)	9,421	305	(7,096)

$4,266	$14,897	$257	$(6,114)

See notes to financial statements.

Annual Report	66

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$122	$128	$1,470	$1,646
Net realized gains (losses) on investments	4	1	182	416
Change in net unrealized appreciation/(depreciation)			2,377	(1,749)

Change in Net Assets Resulting from Operations	126	129	4,029	313

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class
Investor Class	(122)	(128)	(1,633)	(1,849)
Institutional Class
Net realized gains from investments:
Adviser Class
Investor Class
Institutional Class
Return of capital:
Investor Class

Change in Net Assets from Distributions to Shareholders	(122)	(128)	(1,633)	(1,849)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class
Investor Class	39,026,809	27,027,382	214,735	238,190
Institutional Class
Reinvestment of distributions:
Adviser Class
Investor Class	35	44	1,468	1,816
Institutional Class
Cost of fund shares redeemed:
Adviser Class
Investor Class	(39,248,087)	(26,872,577)	(193,079)	(180,410)
Institutional Class
Proceeds from redemption fees (Note 3)
Adviser Class
Investor Class
Institutional Class

Change in Net Assets from Capital Transactions	(221,243)	154,849	23,124	59,596

Total Change in Net Assets	(221,239)	154,850	25,520	58,060

NET ASSETS:
Beginning of period	746,719	591,869	216,493	158,433

End of period	$525,480	$746,719	$242,013	$216,493

Accumulated net investment income/(loss)	$(6)	$(6)	$(5)	$38

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Investor Class
Outstanding shares at beginning of period	746,722	591,873	23,064	16,768

Shares sold	39,026,809	27,027,382	22,788	25,260
Shares issued in reinvestment of distributions	35	44	156	192
Shares redeemed	(39,248,087)	(26,872,577)	(20,483)	(19,156)

Change in shares outstanding	(221,243)	154,849	2,461	6,296

Outstanding shares at end of period	525,479	746,722	25,525	23,064

Institutional Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)			169,110	142,427
Sale of investments (excluding government)			141,939	80,543
Purchase of government securities			71,802	51,702
Sale of government securities			73,739	28,224

(1)	The fund commence offering Institutional Class on April 9, 2012.
(2)	Fund commenced operations on November 2, 2011.
(3)	The fund commenced offering Adviser Class December 1, 2011.

See notes to financial statements.

67	Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2012	2011	2012	2011	2012	2011	2012	2011

$9,797	$12,097	$714	$1,348	$15,599	$16,438	$19,514	$19,705
2,911	3,039	1,414	1,253	33,903	18,908	20,775	8,596
9,776	(13,206)	(294)	(1,872)	(4,731)	3,751	13,981	(16,002)

22,484	1,930	1,834	729	44,771	39,097	54,270	12,299

		(11)	(7)	(2,616)	(1,465)	(415)	(1,311)
(10,432)	(12,314)	(1,274)	(1,511)	(29,837)	(29,367)	(23,550)	(18,882)

		(14)	(4)		(132)

	(1,172)	(1,133)	(932)		(3,383)

(10,432)	(13,486)	(2,432)	(2,454)	(32,453)	(34,347)	(23,965)	(20,193)

		492	319	76,474	40,302	2,578	14,824
351,710	257,832	57,919	27,918	377,056	339,490	63,076	190,005

		25	12	2,312	1,338	413	1,311
8,730	11,514	2,385	2,438	27,929	29,919	23,449	18,734

		(356)	(52)	(50,683)	(10,908)	(43,024)	(8,573)
(293,174)	(335,905)	(13,676)	(75,192)	(306,684)	(340,259)	(51,363)	(159,926)

67,266	(66,559)	46,789	(44,557)	126,404	59,882	(4,871)	56,375

79,318	(78,115)	46,191	(46,282)	138,722	64,632	25,434	48,481

462,491	540,606	64,695	110,977	829,247	764,615	620,622	572,141

$541,809	$462,491	$110,886	$64,695	$967,969	$829,247	$646,056	$620,622

(141)	$512	$26	$45	$672	$319	$1,060	$809

		64	38	4,942	2,005	3,787	3,060

		45	29	7,127	3,852	244	1,420
		2	1	215	128	40	125
		(33)	(4)	(4,702)	(1,043)	(4,039)	(818)

		14	26	2,640	2,937	(3,755)	727

		78	64	7,582	4,942	32	3,787

46,193	52,823	5,756	9,788	72,789	70,391	55,094	50,536

34,871	25,445	5,284	2,530	35,067	32,299	5,885	18,030
864	1,138	218	221	2,591	2,864	2,188	1,785
(28,954)	(33,213)	(1,240)	(6,783)	(28,425)	(32,765)	(4,802)	(15,257)

6,781	(6,630)	4,262	(4,032)	9,233	2,398	3,271	4,558

52,974	46,193	10,018	5,756	82,022	72,789	58,365	55,094

305,321	213,226		1,309			337,470	410,294
237,463	262,235		4,570			370,350	349,162
302,839	159,053	107,909	68,645	502,124	298,638	2,844,884	339,312
299,946	156,843	64,796	100,640	369,864	118,948	2,759,888	306,111

See notes to financial statements.

Annual Report	68

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden High Income Fund
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$1,585	$2,019	$72,666	$75,748
Net realized gains (losses) on investments	876	1,602	(79)	35,954
Change in net unrealized appreciation/(depreciation)	1,820	(2,054)	55,899	(67,323)

Change in Net Assets Resulting from Operations	4,281	1,567	128,486	44,379

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class			(348)	(153)
Investor Class	(1,593)	(2,021)	(74,991)	(77,125)
Institutional Class
Net realized gains from investments:
Adviser Class
Investor Class			(52)	(2)
Institutional Class	(1,591)	(1,613)	(12,932)	(1,058)
Return of capital:
Adviser Class			(18)
Investor Class			(3,874)

Change in Net Assets from Distributions to Shareholders	(3,184)	(3,634)	(92,215)	(78,338)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class			4,442	5,207
Investor Class	7,278	6,238	296,809	329,419
Institutional Class
Reinvestment of distributions:
Adviser Class			300	154
Investor Class	3,040	3,527	56,624	45,749
Institutional Class
Cost of fund shares redeemed:			(3,442)	(1,309)
Adviser Class	(6,715)	(16,524)	(290,906)	(355,406)
Investor Class
Institutional Class
Proceeds from redemption fees (Note 3)			1
Adviser Class
Investor Class			9	57
Institutional Class

Change in Net Assets from Capital Transactions	3,603	(6,759)	63,837	23,871

Total Change in Net Assets	4,700	(8,826)	100,108	(10,088)

NET ASSETS:
Beginning of period	38,559	47,385	1,029,045	1,039,133

End of period	$43,259	$38,559	$1,129,153	$1,029,045

Accumulated net investment income/(loss)	$25	$28	$(2,470)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period			637	64

Shares sold			627	732
Shares issued in reinvestment of distributions			42	22
Shares redeemed			(487)	(181)

Change in shares outstanding			182	573

Outstanding shares at end of period			819	637

Investor Class
Outstanding shares at beginning of period	3,404	3,998	145,225	142,021

Shares sold	650	553	41,975	45,906
Shares issued in reinvestment of distributions	279	316	8,024	6,350
Shares redeemed	(603)	(1,463)	(41,133)	(49,052)

Change in shares outstanding	326	(594)	8,866	3,204

Outstanding shares at end of period	3,730	3,404	154,091	145,225

Institutional Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	23,964	33,728	320,451	381,470
Sale of investments (excluding government)	22,684	42,062	246,264	398,548
Purchase of government securities	173,508	4,026
Sale of government securities	169,573	3,445

(1)	The fund commence offering Institutional Class on April 9, 2012.
(2)	Fund commenced operations on November 2, 2011.
(3)	The fund commenced offering Adviser Class December 1, 2011.

See notes to financial statements.

69	Payden Mutual Funds

Payden Tax Exempt Bond Fund		Payden California Municipal Income Fund		Payden Global Low Duration Fund		Payden Global Fixed Income Fund
2012	2011	2012	2011	2012	2011	2012	2011

$306	$400	$1,154	$1,180	$1,348	$2,221	$1,714	$2,915
345	96	583	(49)	(169)	1,928	903	2,103
248	(540)	1,756	(289)	2,425	(3,391)	811	(4,602)

899	(44)	3,493	842	3,604	758	3,428	416

(306)	(400)	(1,154)	(1,180)	(2,171)	(2,841)	(3,810)	(3,009)

(40)			(869)

(346)	(400)	(1,154)	(2,049)	(2,171)	(2,841)	(3,810)	(3,009)

3,714	4,738	10,737	7,020	14,771	101,759	10,969	13,014

339	392	1,031	1,883	2,101	2,768	3,622	2,896

(5,433)	(14,952)	(8,561)	(10,011)	(20,782)	(98,754)	(32,580)	(23,161)

(1,380)	(9,822)	3,207	(1,108)	(3,910)	5,773	(17,989)	(7,251)

(827)	(10,266)	5,546	(2,315)	(2,477)	3,690	(18,371)	(9,844)

14,912	25,178	44,265	46,580	73,021	69,331	66,592	76,436

$14,085	$14,912	$49,811	$44,265	$70,544	$73,021	$48,221	$66,592

$28	$28		$(4)	$(2)	$605	$(3)	$2,310

1,450	2,440	4,378	4,496	7,394	6,824	7,646	8,473

351	466	1,027	701	1,468	10,076	1,282	1,467
32	39	98	190	213	275	433	329
(516)	(1,495)	(819)	(1,009)	(2,093)	(9,781)	(3,820)	(2,623)

(133)	(990)	306	(118)	(412)	570	(2,105)	(827)

1,317	1,450	4,684	4,378	6,982	7,394	5,541	7,646

7,007	4,152	16,953	12,228	27,129	125,112	34,155	41,055
7,485	13,191	11,409	14,736	40,626	119,247	51,905	50,966
				25,745	29,773	12,117	17,035
				16,019	27,851	12,614	15,159

See notes to financial statements.

Annual Report	70

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund
	2012(1)	2011	2012(2)
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$46,070	$38,183	$4,316
Net realized gains (losses) on investments	20,708	13,795	(1,133)
Change in net unrealized appreciation/(depreciation)	61,265	(34,652)	1,083

Change in Net Assets Resulting from Operations	128,043	17,326	4,266

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	(1,435)	(1,198)	(1)
Investor Class	(35,028)	(35,478)	(3,476)
Institutional Class	(12,316)
Net realized gains from investments:
Adviser Class	(448)	(11)
Investor Class	(12,815)	(323)
Institutional Class
Return of capital:
Investor Class			(835)

Change in Net Assets from Distributions to Shareholders	(62,042)	(37,010)	(4,312)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	16,353	32,713	283
Investor Class	319,408	395,650	116,447
Institutional Class	411,211
Reinvestment of distributions:
Adviser Class	1,844	1,199	1
Investor Class	42,989	34,694	3,421
Institutional Class	11,585
Cost of fund shares redeemed:
Adviser Class	(19,192)	(16,144)	(256)
Investor Class	(443,641)	(224,461)	(908)
Institutional Class	(987)
Proceeds from redemption fees (Note 3)
Adviser Class	1	4
Investor Class	19	78
Institutional Class

Change in Net Assets from Capital Transactions	339,590	223,733	118,988

Total Change in Net Assets	405,591	204,049	118,942

NET ASSETS:
Beginning of period	647,265	443,216

End of period	$1,052,856	$647,265	$118,942

Accumulated net investment income/(loss)	1,883		(79)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period	1,880	708	—

Shares sold	1,111	2,244	28
Shares issued in reinvestment of distributions	128	84
Shares redeemed	(1,320)	(1,156)	(26)

Change in shares outstanding	(81)	1,172	2

Outstanding shares at end of period	1,799	1,880	2

Investor Class
Outstanding shares at beginning of period	42,990	29,143	—

Shares sold	22,050	27,062	11,357
Shares issued in reinvestment of distributions	2,999	2,422	343
Shares redeemed	(30,701)	(15,637)	(91)

Change in shares outstanding	(5,652)	13,847	11,609

Outstanding shares at end of period	37,338	42,990	11,609

Institutional Class
Outstanding shares at beginning of period	—

Shares sold	28,427
Shares issued in reinvestment of distributions	784
Shares redeemed	(70)

Change in shares outstanding	29,141

Outstanding shares at end of period	29,141

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	906,162	735,211	190,184
Sale of investments (excluding government)	591,210	501,946	75,985
Purchase of government securities
Sale of government securities

(1)	The fund commence offering Institutional Class on April 9, 2012.
(2)	Fund commenced operations on November 2, 2011.
(3)	The fund commenced offering Adviser Class December 1, 2011.

See notes to financial statements.

71	Payden Mutual Funds

Payden Value Leaders Fund		Payden Global Equity Fund		Metzler/Payden European Emerging Markets Fund
2012(3)	2011	2012	2011	2012	2011

$5,476	$1,680	$(48)	$(70)	$982	$1,242
5,459	2,964	897	(727)	(18,789)	7,329
3,962	2,057	(592)	(611)	11,693	(31,563)

14,897	6,701	257	(1,408)	(6,114)	(22,992)

(124)
(5,698)	(1,875)

			(89)

(5,822)	(1,875)		(89)

4,156
127,720	33,649	1,345	4,520	9,151	203,580

119
5,587	1,853		89

(948)	(3,531)	(5,522)	(5,655)	(34,603)	(252,770)
(37,502)

1				4	6

99,133	31,971	(4,177)	(1,046)	(25,448)	(49,184)

108,208	36,797	(3,920)	(2,543)	(31,562)	(72,176)

63,832	27,035	11,990	14,533	105,668	177,844

$172,040	$63,832	$8,070	$11,990	$74,106	$105,668

$359	$198	$(1)		$146

—

389
11
(88)

312

312

6,311	3,033	1,731	1,946	4,573	6,317

11,792	3,455	183	574	426	6,638
515	188		11
(3,457)	(365)	(826)	(800)	(1,618)	(8,382)

8,850	3,278	(643)	(215)	(1,192)	(1,744)

15,161	6,311	1,088	1,731	3,381	4,573

313,981	99,444	10,765	23,848	100,293	209,763
213,312	67,869	12,124	30,017	125,156	259,084

See notes to financial statements.

Annual Report	72

Notes to Financial Statements

October 31, 2012

1.	Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes seventeen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information (pricing services, quotes obtained from brokers and dealers, and recent market trades) provided by the institution with which a Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value

73	Payden Mutual Funds

of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

In April 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-03 “Transfer and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. ASU 2011-03 has been implemented and had no material impact on the financial statements.

Forward Currency Contracts

Some Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential

Annual Report	74

Notes to Financial Statements continued

inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. The Funds and counterparties have agreed to exchange interest payments based on a notional principal amount.

Some Funds entered into credit default swap agreements where the Fund and the counterparty have agreed to pay/receive an annuity premium, which is based on a notional principal amount of a specific security/index. The annuity premium is paid/received until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium or restructuring) occurs or until the agreement matures. If a credit event occurs the parties will exchange the notional amount at par and the defaulted security or cash equivalent.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the fair value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

75	Payden Mutual Funds

Written option activity for the Value Leaders Fund was as follows:

Written Options	Number of Contracts	Premiums
Options outstanding at October 31, 2011	—	$—
Options written	425	95,192
Options expired	(275)	(12,994)
Options exercised
Options closed

Options outstanding at October 31, 2012	150	$82,198

Written option activity for the Global Equity Fund was as follows:
Written Options	Number of Contracts	Premiums
Options outstanding at October 31, 2011	—	$—
Options written	10	1,978
Options expired	(10)	(1,978)
Options exercised
Options closed

Options outstanding at October 31, 2012	—	$—

TBA Sale Commitment

Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Derivatives and Hedging

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These

disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2012

(Amounts in thousands)

	Derivative Assets ($)		Derivative Liabilities ($)
Limited Maturity
Foreign currency risk[2]	56	Foreign currency risk[3]	(12)

Low Duration
Interest rate risk[1]	—	Interest rate risk[1]	(110)
Foreign currency risk[2]	113	Foreign currency risk[3]	(39)

Total	113		(149)
Core Bond
Interest rate risk[1]	—	Interest rate risk[1,5]	(3,100)
Foreign currency risk[2]	235	Foreign currency risk[3]	(198)

Total	235		(3,298)
Corporate Bond
Credit risk[4]	—	Credit risk[5]	(13)
Interest rate risk[1]	—	Interest rate risk[1,5]	(8)
Foreign currency risk[2]	—	Foreign currency risk[3]	(2)

Total	—		(23)
Global Low Duration
Interest rate risk[1]	—	Interest rate risk[1]	(5)
Foreign currency risk[2]	3	Foreign currency risk[3]	(19)

Total	3		(24)
Global Fixed Income
Interest rate risk[1]	27	Interest rate risk[1,5]	(31)
Foreign currency risk[2]	138	Foreign currency risk[3]	(132)

Total	165		(163)

Annual Report	76

Notes to Financial Statements continued

	Derivative Assets ($)		Derivative Liabilities ($)
Emerging Markets Bond
Interest rate risk[1,4]	1,741	Interest rate risk[1]	(56)
Foreign currency risk[2]	178	Foreign currency risk[3]	(169)

Total	1,919		(225)
Emerging Markets Local Bond
Interest rate risk[4]	190	Interest rate risk[5]	—
Foreign currency risk[2]	193	Foreign currency risk[3]	(51)

Total	383		(51)
Global Equity
Equity risk[1]	12	Equity risk[1]	(127)
Foreign currency risk[2]	11	Foreign currency risk[3]	(23)

Total	23		(150)
European Emerging Markets
Foreign currency risk[2]	—	Foreign currency risk[3]	—

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Receivable for swap contracts.
5	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2012

(Amounts in thousands)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
Underlying risk	Futures[6]	Forward Currency Contracts[7]	Options[8]	Swaps[9]	Total
Limited Maturity
Interest rate	(6)	—	—	—	(6)
Foreign exchange	—	9	—	—	9

	(6)	9			3
Low Duration
Interest rate	(354)	—	—	—	(354)
Foreign exchange	—	465	—	—	465

Total	(354)	465	—	—	111
U.S. Government
Interest rate	92	—	—	—	92

Core Bond
Interest rate	(1,786)	—	—	(2,749)	(4,535)
Foreign exchange	—	1,323	—	—	1,323

Total	(1,786)	1,323	—	(2,749)	(3,212)
Corporate Bond
Credit	—	—	—	1	1
Equity	—	—	(33)	—	(33)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
Underlying risk	Futures[6]	Forward Currency Contracts[7]	Options[8]	Swaps[9]	Total
Foreign exchange	—	(20)	—	—	(20)
Interest rate	(193)	—	—	—	(193)

Total	(193)	(20)	(33)	1	(245)
Tax Exempt Bond
Interest rate	10	—	—	—	10

California Municipal Income
Interest rate	31	—	—	—	31

Global Low Duration
Interest rate	(16)	—	—	—	(16)
Foreign exchange	—	(168)	—	—	(168)

Total	(16)	(168)	—	—	(184)
Global Fixed Income
Interest rate	(174)	—	—	—	(174)
Foreign exchange	—	151	—	—	151

Total	(174)	151	—	—	(23)
Emerging Markets Bond
Interest rate	190	—	—	2,178	2,368
Foreign exchange	—	1,131	—	—	1,131

Total	190	1,131	—	2,178	3,499
Emerging Markets Local Bond
Interest rate	(83)			317	234
Foreign exchange	—	(383)	—	—	(383)

Total	(83)	(383)	—	317	(149)
Value Leaders
Equity	1,810	—	84	—	1,894

Global Equity
Foreign exchange	—	186	—	—	186
Equity	1,065	—	2	—	1,067

Total	1,065	186	2	—	1,253
European Emerging Markets
Foreign exchange	—	(836)	—	—	(836)

6	Net realized gains (losses) from futures contracts.
7	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
8	Net realized gains (losses) from option contracts.
9	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2012

(Amounts in thousands)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($)
Underlying risk	Futures[9]	Forward Currency Contracts[10]	Options[11]	Swaps[12]	Total
Limited Maturity
Foreign exchange	—	699	—	—	699

Low Duration
Interest rate	251	—	—	—	251

77	Payden Mutual Funds

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($)
Underlying risk	Futures[9]	Forward Currency Contracts[10]	Options[11]	Swaps[12]	Total
Foreign exchange	—	1,510	—	—	1,510

Total	251	1,510	—	—	1,761
U.S. Government
Interest rate	(18)	—	—	—	(18)

Core Bond
Interest rate	(140)	—	—	898	758
Foreign exchange	—	179	—	—	179

Total	(140)	179	—	898	937
Corporate Bond
Credit	—	—	—	(3)	(3)
Equity	—	—	24	—	24
Foreign exchange	—	(2)	—	—	(2)
Interest rate	7	—	—	(7)	—

Total	7	(2)	24	(10)	19
Global Low Duration
Interest rate	48	—	—	—	48
Foreign exchange	—	619	—	—	619

Total	48	619	—	—	667
Global Fixed Income
Interest rate	5	—	—	(16)	(11)
Foreign exchange	—	1,119	—	—	1,119

Total	5	1,119	—	(16)	1,108
Emerging Markets Bond
Interest rate	(48)	—	—	1,177	1,129
Foreign exchange	—	1,158	—	—	1,158

Total	(48)	1,158	—	1,177	2,287
Emerging Markets Local Bond
Interest rate	—	—	—	205	205
Foreign exchange	—	142	—	—	142

Total	—	142	—	205	347
Value Leaders
Equity	—	—	(12)	—	(12)

Global Equity
Foreign exchange	—	(48)	—	—	(48)
Equity	(603)	—	—	—	(603)

Total	(603)	(48)	—	—	(651)
European Emerging Markets
Foreign exchange	—	3	—	—	3

9	Change in net unrealized appreciation (depreciation) from futures contracts.
10	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
11	Change in net unrealized appreciation (depreciation) from option contracts.
12	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2012 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	4%	0%	0%	0%
Low Duration	4%	0%	5%	0%
U.S. Government	0%	0%	3%	0%
Core Bond	3%	0%	10%	0%
Corporate Bond	3%	1%	8%	0%
Global Low Duration	15%	0%	6%	0%
Global Fixed Income	47%	0%	34%	0%
Emerging Markets Bond	4%	0%	12%	0%
Emerging Markets Local Bond	16%	0%	18%	0%
Value Leaders	0%	0%	2%	0%
Global Equity	8%	0%	71%	0%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market and European Emerging Markets) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the statement of operations.

Annual Report	78

Notes to Financial Statements continued

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss. Securities that have been pledged as collateral are identified in the Schedule of Investments.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Global Equity and European Emerging Markets Fund, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Low Duration Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Distributions from net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2012, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2011	Purchases	Sales	Dividends	Value October 31, 2012
Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,861,436	$646,114,687	$653,165,546	$513	$2,810,577
Low Duration	34,867,496	1,322,093,841	1,334,658,527	1,035	22,302,810
U.S. Government	1,830,974	1,346,548,488	1,343,614,394	1,081	4,765,068
GNMA	30,813,678	9,762,559,912	9,769,557,552	7,842	23,816,038
Core Bond	36,787,714	1,828,472,412	1,858,790,691	1,443	6,469,435
Corporate Bond	564,036	174,287,828	173,303,069	138	1,548,795
High Income	240,483,093	11,629,527,973	11,755,725,877	9,124	114,285,189
Global Low Duration	4,562,398	196,662,166	198,961,861	152	2,262,703
Global Fixed Income	2,834,992	242,571,970	242,778,315	186	2,628,647

79	Payden Mutual Funds

Fund	Value October 31, 2011	Purchases	Sales	Dividends	Value October 31, 2012
Emerging Markets Bond	$47,281,098	$6,992,250,789	$6,960,355,182	$5,528	$79,176,705
Emerging Markets Local Bond	—	779,654,535	774,699,401	674	4,955,134
Value Leaders	21,126,467	569,145,163	584,511,750	457	5,759,880
Global Equity	1,678,669	361,204,391	361,582,954	290	1,300,106
MP European Emerging Markets	331,756	520,274,634	520,578,315	420	28,075
Investments in High Income Fund
Core Bond	$22,424,212	$1,317,507	$—	$1,723,556	$24,561,441
Corporate Bond	810,345	—	—	59,770	837,931
Global Fixed Income	9,209,831	—	5,415,390	385,246	3,846,934
Investments in Emerging Markets Bond Fund
Core Bond	$20,748,962	$1,094,433	$—	$1,296,108	$23,379,833
Emerging Markets Local Bond	—	1,000,000	986,713	15,734	—
Global Fixed Income	—	6,223,781	—	109,875	6,434,781
Investments in Emerging Markets Local Bond Fund
Core Bond	$—	$15,000,000	$—	$735,000	$15,360,000
Global Fixed Income	—	1,830,000	—	66,368	1,812,302
Investments in Limited Maturity Bond Fund
Global Equity	$—	$1,000,000	$—	$313	$1,002,114

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the statements of operations.

Redemption Fee

The High Income, Emerging Markets Bond, Emerging Markets Local Bond, Value Leaders, U.S. Growth Leaders, Global Equity and the European Emerging Markets Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees are added to paid in capital and are disclosed in the statements of changes in net assets.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and expenses are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Annual Report	80

Notes to Financial Statements continued

3.	Related Party Transactions

Payden & Rygel and Metzler/Payden (the “Advisers”) provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund’s Investor Class are shown in the table below.

	Adviser Fees Based on Assets
	Between 0–500 Million	Between 0.5–1 Billion	Between 1–2 Billion	Over 2 Billion	Expense Guarantee	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
							FY 2010	FY 2011	FY 2012
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,313,868	$1,426,841	$1,390,864
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	135,074	138,454	141,239
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	239,666	155,287	95,580
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	55,442	24,031	25,902
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	1,215,779	840,128	1,193,435
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	132,394	137,550	101,306
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	77,926	75,129	75,144
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	55,319	51,218	53,979
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	46,697	—	32,693
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	116,852	98,962	97,132
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	—	—	145,490
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	—	—	71,436
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	50,404	58,027	146,208
Global Equity	0.95%	0.95%	0.95%	0.95%	1.50%	n/a	67,208	62,625	50,695
European Emerging Markets	0.75%	0.75%	0.75%	0.75%	1.50%	n/a	262,613	146,876	62,086

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2013 (exclusive of interest and taxes).

Each Fund remains liable to its respective Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, High Income Emerging Markets Bond Emerging Markets Local Bond and Value Leaders Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor class of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

81	Payden Mutual Funds

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Fund’s expect this risk of loss to be remote.

4.	Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 —quoted prices in active markets for identical investments, Level 2 —other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. During the period there were no transfers between levels, and no level 3 financial instruments.

Table 1.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement			$195,000				$195,000
U.S. Government			94,823				94,823
U.S. Government Agency			204,281				204,281
Investment Company	$29,851						29,851
Limited Maturity
Asset Backed			48,233				48,233
Commercial Paper			6,504				6,504
Corporate			130,594				130,594
Foreign Government			3,552				3,552
Mortgage Backed			22,290				22,290
Municipal			6,342				6,342
U.S. Government			26,232				26,232
Investment Company	2,811						2,811

Annual Report	82

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Low Duration
Asset Backed			$32,819				$32,819
Commercial Paper			3,874				3,874
Corporate			375,429				375,429
Foreign Government			7,413				7,413
Mortgage Backed			108,750				108,750
Municipal			1,537				1,537
U.S. Government			39,290				39,290
Investment Company	$22,303						22,303
U.S. Government
Mortgage Backed			103,139				103,139
U.S. Government			22,895				22,895
Investment Company	4,765						4,765
GNMA
Mortgage Backed			1,318,824				1,318,824
U.S. Government			86,956				86,956
Investment Company	23,816						23,816
Core Bond
Asset Backed			4,381				4,381
Corporate			340,357				340,357
Foreign Government			7,208				7,208
Mortgage Backed			215,085				215,085
Municipal			2,087				2,087
Preferred Stock	2,080						2,080
U.S. Government			149,014				149,014
Investment Company	69,770						69,770
Corporate Bond
Corporate			39,670				39,670
Preferred Stock	1,224						1,224
U.S. Government			5,030				5,030
Investment Company	2,387						2,387
High Income
Corporate			1,093,079				1,093,079
Investment Company	114,285						114,285
Tax Exempt Bond
Municipal			13,846				13,846
Investment Company	68						68
California Municipal Income
Municipal			48,797				48,797
Investment Company	334						334
Global Low Duration
Asset Backed			4,102				4,102
Corporate			42,864				42,864
Foreign Government			1,129				1,129
Mortgage Backed			14,483				14,483
U.S. Government			10,569				10,569
Investment Company	2,263						2,263

83	Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Corporate			$14,199				$14,199
Foreign Government			15,074				15,074
Mortgage Backed			887				887
U.S. Government			5,106				5,106
Investment Company	$14,723						14,723
Emerging Markets Bond
Corporate			461,555				461,555
Foreign Government			560,332				560,332
Investment Company	79,177						79,177
Emerging Markets Local Bond
Corporate			10,930				10,930
Foreign Government			102,893				102,893
Investment Company	4,955						4,955
Value Leaders
Common Stock	146,884						146,884
Preferred Stock	23,529						23,529
Investment Company	5,760						5,760
Global Equity
Exchange Traded Funds	2,683						2,683
Foreign Government			1,501				1,501
U.S. Government			1,649				1,649
Investment Company	2,302						2,302
European Emerging Markets
Common Stock	72,824		553				73,377
Investment Company	28						28

Table 1a.

	Other Financial Instruments
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts			$52	$(8)			$44
Low Duration
Forward currency contracts			113	(39)			74
Futures		$(110)					(110)
Core Bond
Forward currency contracts			235	(198)			37
Futures		(40)					(40)
Swaps				(3,060)			(3,060)

Annual Report	84

Notes to Financial Statements continued

	Other Financial Instruments
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Forward currency contracts				$(2)			$(2)
Futures		$(1)					(1)
Swaps				(20)			(20)
Global Low Duration
Forward currency contracts			$3	(19)			(16)
Futures		(5)					(5)
Global Fixed Income
Forward currency contracts			138	(132)			6
Futures	$27	(15)					12
Swaps				(16)			(16)
Emerging Markets Bond
Forward currency contracts			178	(169)			9
Futures	8	(56)					(48)
Swaps			1,733				1,733
Emerging Markets Local Bond
Forward currency contracts			193	(51)			142
Swaps			190				190
Value Leaders
Option		(95)					(95)
Global Equity
Forward currency contracts			11	(23)			(12)
Futures	12	(127)					(115)
European Emerging Markets
Forward currency contracts			—	—			—

5.	Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2012: Cash Reserves ($4), Limited Maturity ($1,270), Low Duration ($5,011), GNMA ($519), Core Bond ($15,156), California Municipal Income ($49), Global Low Duration ($951), Global Fixed Income ($2,425), Value Leaders ($5,840), Global Equity ($543).

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

85	Payden Mutual Funds

	Capital Loss Carryforwards
	Expires 2012	Expires 2013	Expires 2014	Expires 2015	Expires 2016	Expires 2017	Expires 2018	Expires 2019	Total
Cash Reserves Money Market							$2		$2
Limited Maturity		$1,340	$411	$840	$3,358	$2,201	287	$527	8,964
Low Duration						772			772
U.S. Government									—
GNMA									—
Core Bond									—
Corporate Bond									—
High Income									—
Tax Exempt Bond									—
California Municipal Income									—
Global Low Duration			182	644		2,397			3,223
Global Fixed Income						2,702		1,004	3,706
Emerging Markets Bond									—
Emerging Markets Local Bond									—
Value Leaders					1,267	8,538			9,805
Global Equity					2,319	652		452	3,423
European Emerging Markets						115,894	714	383	116,991

The following funds had post enactment carryforward losses:

	Short-Term	Long-Term	Total
High Income	$297		$297
European Emerging Markets	13,161	$13,774	26,935

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2011				2012
	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax - Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market		$124				$125
Limited Maturity		1,850				1,629
Low Duration		13,500				10,440
U.S. Government		2,077	$378			1,355	$1,070
GNMA		34,409				32,480
Core Bond		20,193				23,958
Corporate Bond		2,895	740			1,631	1,548
High Income		77,278	1,060			76,773	12,973	$3,892
Tax Exempt Bond	$400				$307		40
California Municipal Income	1,181	39	827		1,152
Global Low Duration		2,841				2,169
Global Fixed Income		3,009				3,807
Emerging Markets Bond		36,676	334			48,331	13,263
Emerging Markets Local Bond						3,398		835
Value Leaders		1,875				5,810
Global Equity				$89
European Emerging Markets

Annual Report	86

Notes to Financial Statements continued

At October 31, 2012 net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$523,955	$—	$—	$—
Limited Maturity	246,063	1,355	860	495
Low Duration	584,436	10,626	3,647	6,979
U.S. Government	129,736	931	(132)	1,063
GNMA	1,404,221	20,256	(5,119)	25,375
Core Bond	760,490	29,277	(215)	29,492
Corporate Bond	44,456	3,892	37	3,855
High Income	1,133,531	79,284	5,451	73,833
Tax Exempt Bond	13,167	748	1	747
California Municipal Income	46,006	3,126	1	3,125
Global Low Duration	74,704	1,343	637	706
Global Fixed Income	48,764	1,706	481	1,225
Emerging Markets Bond	1,034,058	76,347	9,341	67,006
Emerging Markets Local Bond	118,223	3,632	3,077	555
Value Leaders	170,774	7,697	2,298	5,399
Global Equity	8,071	130	66	64
European Emerging Markets	96,344	5,656	28,595	(22,939)

At October 31, 2012 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Deficit)
Cash Reserves Money Market	$—	$—	$(2)	$(6)	$—	$(8)
Limited Maturity	6		(8,964)	(6)	487	(8,477)
Low Duration	141		(772)	(141)	6,789	6,017
U.S. Government	42	491		(8)	1,067	1,592
GNMA	18,787	2,354		(166)	25,617	46,592
Core Bond	1,073	266		(7)	26,306	27,638
Corporate Bond	450	508		(5)	3,838	4,791
High Income	2,470		(297)	(2,470)	71,363	71,066
Tax Exempt Bond	73	302		(1)	746	1,120
California Municipal Income	230	322		(11)	3,114	3,655
Global Low Duration	2		(3,223)	(2)	706	(2,517)
Global Fixed Income	3		(3,706)	(3)	1,221	(2,485)
Emerging Markets Bond	2,779	17,167		(448)	68,470	87,968
Emerging Markets Local Bond	79			(79)	791	791
Value Leaders	12		(9,805)	(12)	5,679	(4,126)
Global Equity			(3,423)		53	(3,370)
European Emerging Markets	146		(143,926)		(22,941)	(166,721)

87	Payden Mutual Funds

6.	Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
Tax Exempt Bond	$307	$0.23
California Municipal Income	1,152	0.26

7.	Qualified Interest Income (unaudited)

The Payden Core Bond Fund designated 84.7% of the ordinary income distribution as qualified interest income under the Jobs Creation Act of 2004.

8.	Fund Termination

On September 24, 2012 the Board of Trustees voted to close the Payden U.S. Growth Leaders Fund. On October 26, 2012 the Fund closed and assets were transferred to other Funds or distributed in cash.

9.	Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no other events have occurred that require disclosure.

Annual Report	88

Financial Highlights

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.00 (3)	0.00 (3)	0.00	(3)	0.01	0.03
Net realized and unrealized gains (losses)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)

Total from investment activities	0.00	0.00	0.00		0.01	0.03

Distributions to shareholders:
From net investment income	0.00 (3)	0.00 (3)	(0.00	)(3)	(0.01)	(0.03)
From net realized gains
Return of capital			(0.00	)(3)

Total distributions to shareholders	0.00	0.00	0.00		(0.01)	(0.03)

Net asset value — end of period	$1.00	$1.00	$1.00		$1.00	$1.00

Total return	0.02%	0.02%	0.03%		0.63%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$525,480	$746,719	$591,869		$1,087,956	$1,058,166
Ratio of gross expense to average net assets	0.38%	0.37%	0.38%		0.43%	0.37%
Ratio of net expense to average net assets	0.15%	0.14%	0.23%		0.29%	0.24%
Ratio of investment income less gross expenses to average net assets	(0.21)%	(0.20)%	(0.12)%		0.49%	2.40%
Ratio of net investment income to average net assets	0.02%	0.02%	0.03%		0.63%	2.53%
Portfolio turnover rate	n/a	n/a	n/a		n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$9.39	$9.45	$9.37		$9.26	$9.66

Income (loss) from investment activities:
Net investment income	0.06	0.08	0.07		0.17	0.33
Net realized and unrealized gains (losses)	0.10	(0.05)	0.09		0.11	(0.41)

Total from investment activities	0.16	0.03	0.16		0.28	(0.08)

Distributions to shareholders:
From net investment income	(0.07)	(0.09)	(0.08)		(0.17)	(0.31)
From net realized gains
Return of capital			(0.00	)(3)		(0.01)

Total distributions to shareholders	(0.07)	(0.09)	(0.08)		(0.17)	(0.32)

Net asset value — end of period	$9.48	$9.39	$9.45		$9.37	$9.26

Total return	1.66%	0.27%	1.71%		3.13%	(0.85)%

Ratios/supplemental data:
Net assets, end of period (000s)	$242,013	$216,493	$158,433		$112,470	$93,080
Ratio of gross expense to average net assets	0.56%	0.57%	0.61%		0.73%	0.63%
Ratio of net expense to average net assets	0.50%	0.50%	0.52%		0.50%	0.47%
Ratio of investment income less gross expenses to average net assets	0.56%	0.72%	0.65%		1.65%	3.43%
Ratio of net investment income to average net assets	0.62%	0.79%	0.74%		1.88%	3.59%
Portfolio turnover rate	98%	75%	78%		103%	73%

The Fund commenced operations on May 1, 1994.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

89	Payden Mutual Funds

	Payden Low Duration Fund
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$10.01	$10.23	$10.11		$9.74	$9.95

Income (loss) from investment activities:
Net investment income	0.18	0.24	0.21		0.34	0.36
Net realized and unrealized gains (losses)	0.23	(0.20)	0.20		0.40	(0.21)

Total from investment activities	0.41	0.04	0.41		0.74	0.15

Distributions to shareholders:
From net investment income	(0.19)	(0.24)	(0.25)		(0.37)	(0.33)
From net realized gains		(0.02)	(0.04)			(0.00	)(3)
Return of capital						(0.03)

Total distributions to shareholders	(0.19)	(0.26)	(0.29)		(0.37)	(0.36)

Net asset value — end of period	$10.23	$10.01	$10.23		$10.11	$9.74

Total return	4.13%	0.46%	4.10%		7.74%	1.52%

Ratios/supplemental data:
Net assets, end of period (000s)	$541,809	$462,491	$540,606		$358,387	$343,173
Ratio of gross expense to average net assets	0.55%	0.56%	0.59%		0.59%	0.57%
Ratio of net expense to average net assets	0.54%	0.53%	0.54%		0.53%	0.52%
Ratio of investment income less gross expenses to average net assets	1.74%	2.34%	2.22%		3.35%	3.55%
Ratio of net investment income to average net assets	1.75%	2.37%	2.27%		3.41%	3.60%
Portfolio turnover rate	97%	74%	52%		107%	116%
The Fund commenced operations on January 1, 1994.
	Payden U.S. Government Fund — Adviser Class
	2012	2011	2010
Net asset value — beginning of period	$11.12	$11.30	$11.17

Income (loss) from investment activities:
Net investment income	0.08	0.13	0.13
Net realized and unrealized gains (losses)	0.16	(0.06)	0.26

Total from investment activities	0.24	0.07	0.39

Distributions to shareholders:
From net investment income	(0.16)	(0.15)	(0.13)
From net realized gains	(0.21)	(0.10)	(0.13)
Return of capital

Total distributions to shareholders	(0.37)	(0.25)	(0.26)

Net asset value — end of period	$10.99	$11.12	$11.30

Total return	2.16%	0.65%	3.50	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$860	$707	$434
Ratio of gross expense to average net assets	0.90%	0.89%	0.90	%(2)
Ratio of net expense to average net assets	0.86%	0.85%	0.86	%(2)
Ratio of investment income less gross expenses to average net assets	0.66%	1.10%	1.29	%(2)
Ratio of net investment income to average net assets	0.70%	1.14%	1.33	%(2)
Portfolio turnover rate	79%	76%	99	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Annual Report	90

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden U.S. Government Fund — Investor Class
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$11.12	$11.29	$11.17		$10.88	$10.56

Income (loss) from investment activities:
Net investment income	0.12	0.15	0.20		0.29	0.36
Net realized and unrealized gains (losses)	0.13	(0.04)	0.27		0.38	0.32

Total from investment activities	0.25	0.11	0.47		0.67	0.68

Distributions to shareholders:
From net investment income	(0.18)	(0.18)	(0.22)		(0.31)	(0.36)
From net realized gains	(0.21)	(0.10)	(0.13)		(0.07)	(0.00	)(3)
Return of capital

Total distributions to shareholders	(0.39)	(0.28)	(0.35)		(0.38)	(0.36)

Net asset value — end of period	$10.98	$11.12	$11.29		$11.17	$10.88

Total return	2.32%	(0.99)%	4.27%		6.20%	6.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$110,026	$63,988	$110,543		$102,556	$63,590
Ratio of gross expense to average net assets	0.64%	0.63%	0.66%		0.65%	0.67%
Ratio of net expense to average net assets	0.61%	0.60%	0.60%		0.60%	0.58%
Ratio of investment income less gross expenses to average net assets	0.90%	1.41%	1.71%		2.41%	3.23%
Ratio of net investment income to average net assets	0.93%	1.44%	1.77%		2.46%	3.32%
Portfolio turnover rate	79%	76%	99%		104%	224%
The Fund commenced operations on January 1, 1995.
	Payden GNMA Fund — Adviser Class
	2012	2011	2010
Net asset value — beginning of period	$10.66	$10.56	$10.29

Income (loss) from investment activities:
Net investment income	0.14	0.27	0.41
Net realized and unrealized gains (losses)	0.33	0.30	0.31

Total from investment activities	0.47	0.57	0.72

Distributions to shareholders:
From net investment income	(0.33)	(0.42)	(0.45)
From net realized gains		(0.05)

Total distributions to shareholders	(0.33)	(0.47)	(0.45)

Net asset value — end of period	$10.80	$10.66	$10.56

Total return	4.41%	5.73%	7.03	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$81,860	$52,700	$21,169
Ratio of gross expense to average net assets	0.88%	0.86%	0.94	%(2)
Ratio of net expense to average net assets	0.75%	0.75%	0.76	%(2)
Ratio of investment income less gross expenses to average net assets	1.24%	1.92%	1.97	%(2)
Ratio of net investment income to average net assets	1.37%	2.03%	2.15	%(2)
Portfolio turnover rate	27%	23%	20	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

91	Payden Mutual Funds

	Payden GNMA Fund — Investor Class
	2012		2011	2010		2009	2008
Net asset value — beginning of period	$10.67		$10.56	$10.30		$9.62	$9.73

Income (loss) from investment activities:
Net investment income	0.17		0.26	0.28		0.34	0.42
Net realized and unrealized gains (losses)	0.32		0.35	0.48		0.82	(0.01)

Total from investment activities	0.49		0.61	0.76		1.16	0.41

Distributions to shareholders:
From net investment income	(0.36)		(0.45)	(0.50)		(0.48)	(0.52)
From net realized gains			(0.05)				0.00 (3)

Total distributions to shareholders	(0.36)		(0.50)	(0.50)		(0.48)	(0.52)

Net asset value — end of period	$10.80		$10.67	$10.56		$10.30	$9.62

Total return	4.77%		5.99%	7.62%		12.19%	4.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$886,109		$776,547	$743,446		$617,024	$232,611
Ratio of gross expense to average net assets	0.63%		0.62%	0.69%		0.62%	0.60%
Ratio of net expense to average net assets	0.50%		0.50%	0.50%		0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.50%		2.17%	2.24%		3.14%	3.96%
Ratio of net investment income to average net assets	1.63%		2.29%	2.43%		3.26%	4.06%
Portfolio turnover rate	27%		23%	20%		32%	22%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund — Adviser Class
	2012		2011	2010
Net asset value — beginning of period	$10.52		$10.66	$10.30

Income (loss) from investment activities:
Net investment income	0.91		0.36	0.29
Net realized and unrealized gains (losses)	—		(0.13)	0.41

Total from investment activities	0.91		0.23	0.70

Distributions to shareholders:
From net investment income	(0.39)		(0.37)	(0.30)
From net realized gains
Return of capital				(0.04)

Total distributions to shareholders	(0.39)		(0.37)	(0.34)

Net asset value — end of period	$11.04		$10.52	$10.66

Total return	8.81%		2.30%	6.84	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$356		$39,848	$32,610
Ratio of gross expense to average net assets	0.77%		0.78%	0.83	%(2)
Ratio of net expense to average net assets	0.77%		0.78%	0.83	%(2)
Ratio of investment income less gross expenses to average net assets	3.00%		3.43%	3.20	%(2)
Ratio of net investment income to average net assets	3.00%		3.43%	3.20	%(2)
Portfolio turnover rate	464	%(4)	118%	119	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05
(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

See notes to financial statements.

Annual Report	92

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Core Bond Fund — Investor Class
	2012		2011	2010	2009		2008
Net asset value — beginning of period	$10.54		$10.68	$10.31	$9.12		$10.07

Income (loss) from investment activities:
Net investment income	0.33		0.38	0.37	0.44		0.46
Net realized and unrealized gains (losses)	0.60		(0.13)	0.40	1.23		(0.93)

Total from investment activities	0.93		0.25	0.77	1.67		(0.47)

Distributions to shareholders:
From net investment income	(0.41)		(0.39)	(0.36)	(0.48)		(0.48)
From net realized gains
Return of capital				(0.04)

Total distributions to shareholders	(0.41)		(0.39)	(0.40)	(0.48)		(0.48)

Net asset value — end of period	$11.06		$10.54	$10.68	$10.31		$9.12

Total return	9.06%		2.45%	7.66%	18.67%		(4.97)%

Ratios/supplemental data:
Net assets, end of period (000s)	$645,700		$580,774	$539,531	$509,784		$389,029
Ratio of gross expense to average net assets	0.53%		0.53%	0.59%	0.60%		0.55%
Ratio of net expense to average net assets	0.53%		0.53%	0.59%	0.60%		0.55%
Ratio of investment income less gross expenses to average net assets	3.13%		3.64%	3.52%	4.51%		4.53%
Ratio of net investment income to average net assets	3.13%		3.64%	3.52%	4.51%		4.53%
Portfolio turnover rate	464	%(4)	118%	119%	79%		315%
The Fund commenced operations on January 1, 1994.
	Payden Corporate Bond Fund
	2012		2011	2010	2009
Net asset value — beginning of period	$11.33		$11.85	$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.45		0.51	0.54	0.30
Net realized and unrealized gains (losses)	0.75		(0.12)	0.71	1.23

Total from investment activities	1.20		0.39	1.25	1.53

Distributions to shareholders:
From net investment income	(0.45)		(0.51)	(0.54)	(0.29)
From net realized gains	(0.48)		(0.40)	(0.10)
Return of capital

Total distributions to shareholders	(0.93)		(0.91)	(0.64)	(0.29)

Net asset value — end of period	$11.60		$11.33	$11.85	$11.24

Total return	11.39%		3.71%	11.49%	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$43,259		$38,559	$47,385	$42,232
Ratio of gross expense to average net assets	0.91%		0.96%	0.95%	0.95	%(2)
Ratio of net expense to average net assets	0.65%		0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.77%		4.21%	4.42%	4.44	%(2)
Ratio of net investment income to average net assets	4.03%		4.52%	4.72%	4.74	%(2)
Portfolio turnover rate	487	%(5)	87%	71%	66	%(1)

The Fund commenced operations on March 12, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005
(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.
(5)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

See notes to financial statements.

93	Payden Mutual Funds

	Payden High Income Fund — Adviser Class
	2012	2011	2010
Net asset value — beginning of period	$7.05	$7.32	$6.82

Income (loss) from investment activities:
Net investment income	0.46	0.49	0.44
Net realized and unrealized gains (losses)	0.37	(0.24)	0.53

Total from investment activities	0.83	0.25	0.97

Distributions to shareholders:
From net investment income	(0.48)	(0.51)	(0.47)
From net realized gains	(0.09)	(0.01)
Return of capital	(0.02)

Total distributions to shareholders	(0.59)	(0.52)	(0.47)

Proceeds from redemption fees			0.00	(3)

Net asset value — end of period	$7.29	$7.05	$7.32

Total return	12.38%	3.51%	14.77	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$5,974	$4,492	$469
Ratio of gross expense to average net assets	0.89%	0.92%	0.94	%(2)
Ratio of net expense to average net assets	0.89%	0.92%	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	6.41%	6.93%	7.03	%(2)
Ratio of net investment income to average net assets	6.41%	6.93%	7.03	%(2)
Portfolio turnover rate	24%	38%	22	%(1)
The Class commenced operations on November 2, 2009.
	Payden High Income Fund — Investor Class
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$7.05	$7.31	$6.83		$5.86	$8.08

Income (loss) from investment activities:
Net investment income	0.48	0.52	0.53		0.53	0.57
Net realized and unrealized gains (losses)	0.37	(0.24)	0.47		1.00	(2.19)

Total from investment activities	0.85	0.28	1.00		1.53	(1.62)

Distributions to shareholders:
From net investment income	(0.49)	(0.53)	(0.52)		(0.52)	(0.57)
From net realized gains	(0.09)	(0.01)
Return of capital	(0.03)				(0.04)	(0.03)

Total distributions to shareholders	(0.61)	(0.54)	(0.52)		(0.56)	(0.60)

Proceeds from redemption fees		0.00 (3)			0.00 (3)	0.00 (3)

Net asset value — end of period	$7.29	$7.05	$7.31		$6.83	$5.86

Total return	12.69%	3.89%	15.32%		27.65%	(21.35)%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,123,179	$1,024,553	$1,038,664		$675,842	$180,009
Ratio of gross expense to average net assets	0.64%	0.66%	0.70%		0.65%	0.72%
Ratio of net expense to average net assets	0.64%	0.66%	0.70%		0.65%	0.69%
Ratio of investment income less gross expenses to average net assets	6.70%	7.20%	7.69%		8.08%	7.43%
Ratio of net investment income to average net assets	6.70%	7.20%	7.69%		8.08%	7.40%
Portfolio turnover rate	24%	38%	22%		50%	19%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	94

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Tax Exempt Bond Fund
	2012	2011	2010	2009	2008
Net asset value — beginning of period	$10.28	$10.32	$10.04	$9.54	$9.87

Income (loss) from investment activities:
Net investment income	0.23	0.26	0.25	0.29	0.34
Net realized and unrealized gains (losses)	0.44	(0.05)	0.28	0.51	(0.33)

Total from investment activities	0.67	0.21	0.53	0.80	0.01

Distributions to shareholders:
From net investment income	(0.23)	(0.25)	(0.25)	(0.30)	(0.34)
From net realized gains	(0.03)

Total distributions to shareholders	(0.26)	(0.25)	(0.25)	(0.30)	(0.34)

Net asset value — end of period	$10.69	$10.28	$10.32	$10.04	$9.54

Total return	6.56%	2.12%	5.36%	8.53%	0.04%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,085	$14,912	$25,178	$21,895	$13,231
Ratio of gross expense to average net assets	1.09%	1.02%	0.88%	0.94%	1.05%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.55%	0.53%
Ratio of investment income less gross expenses to average net assets	1.65%	2.03%	2.14%	2.66%	2.92%
Ratio of net investment income to average net assets	2.19%	2.50%	2.47%	3.05%	3.44%
Portfolio turnover rate	52%	27%	30%	24%	50%
The Fund commenced operations on December 21, 1993.
	Payden California Municipal Income Fund
	2012	2011	2010	2009	2008
Net asset value — beginning of period	$10.11	$10.36	$10.10	$9.58	$9.94

Income (loss) from investment activities:
Net investment income	0.26	0.28	0.31	0.34	0.35
Net realized and unrealized gains (losses)	0.52	(0.05)	0.31	0.52	(0.36)

Total from investment activities	0.78	0.23	0.62	0.86	(0.01)

Distributions to shareholders:
From net investment income	(0.26)	(0.28)	(0.31)	(0.34)	(0.35)
From net realized gains		(0.20)	(0.05)

Total distributions to shareholders	(0.26)	(0.48)	(0.36)	(0.34)	(0.35)

Net asset value — end of period	$10.63	$10.11	$10.36	$10.10	$9.58

Total return	7.73%	2.41%	6.27%	9.06%	(0.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,811	$44,265	$46,580	$44,256	$45,015
Ratio of gross expense to average net assets	0.67%	0.67%	0.68%	0.68%	0.65%
Ratio of net expense to average net assets	0.56%	0.55%	0.56%	0.55%	0.53%
Ratio of investment income less gross expenses to average net assets	2.32%	2.64%	2.90%	3.26%	3.44%
Ratio of net investment income to average net assets	2.43%	2.76%	3.02%	3.39%	3.56%
Portfolio turnover rate	25%	30%	51%	38%	19%

The Fund commenced operations on December 17, 1998.

(1)	Net annualized
(2)	Annualized

See notes to financial statements.

95	Payden Mutual Funds

	Payden Global Low Duration Fund
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$9.88	$10.16	$9.89		$9.38	$10.07

Income (loss) from investment activities:
Net investment income	0.21	0.19	0.25		0.34	0.46
Net realized and unrealized gains (losses)	0.33	(0.20)	0.25		0.51	(0.74)

Total from investment activities	0.54	(0.01)	0.50		0.85	(0.28)

Distributions to shareholders:
From net investment income	(0.32)	(0.27)	(0.23)			(0.41)
From net realized gains
Return of capital			(0.00	)(3)	(0.34)	(0.00	)(3)

Total distributions to shareholders	(0.32)	(0.27)	(0.23)		(0.34)	(0.41)

Net asset value — end of period	$10.10	$9.88	$10.16		$9.89	$9.38

Total return	5.59%	(0.10)%	5.09%		9.26%	(2.90)%

Ratios/supplemental data:
Net assets, end of period (000s)	$70,544	$73,021	$69,331		$59,915	$68,952
Ratio of gross expense to average net assets	0.76%	0.70%	0.81%		0.82%	0.80%
Ratio of net expense to average net assets	0.71%	0.70%	0.74%		0.71%	0.70%
Ratio of investment income less gross expenses to average net assets	2.00%	2.04%	2.42%		3.45%	3.98%
Ratio of net investment income to average net assets	2.05%	2.04%	2.49%		3.56%	4.08%
Portfolio turnover rate	79%	142%	68%		97%	111%
The Fund commenced operations on September 18, 1996.
	Payden Global Fixed Income Fund
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$8.71	$9.02	$8.78		$8.21	$8.90

Income (loss) from investment activities:
Net investment income	0.45	0.36	0.32		0.28	0.32
Net realized and unrealized gains (losses)	0.25	(0.30)	0.34		0.70	(0.52)

Total from investment activities	0.70	0.06	0.66		0.98	(0.20)

Distributions to shareholders:
From net investment income	(0.71)	(0.37)	(0.42)		(0.35)	(0.49)
From net realized gains					(0.06)
Return of capital

Total distributions to shareholders	(0.71)	(0.37)	(0.42)		(0.41)	(0.49)

Net asset value — end of period	$8.70	$8.71	$9.02		$8.78	$8.21

Total return	8.54%	0.71%	7.66%		12.13%	(2.45)%

Ratios/supplemental data:
Net assets, end of period (000s)	$48,221	$66.592	$76,436		$102,003	$90,675
Ratio of gross expense to average net assets	0.92%	0.84%	0.86%		0.78%	0.81%
Ratio of net expense to average net assets	0.72%	0.70%	0.73%		0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	3.45%	3.91%	3.42%		3.20%	3.49%
Ratio of net investment income to average net assets	3.65%	4.05%	3.55%		3.28%	3.60%
Portfolio turnover rate	100%	82%	136%		162%	279%

The Fund commenced operations on September 1, 1992.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	96

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund — Adviser Class
	2012	2011	2010
Net asset value — beginning of period	$14.45	$14.87	$13.24

Income (loss) from investment activities:
Net investment income	0.78	0.78	0.68
Net realized and unrealized gains (losses)	1.33	(0.39)	1.63

Total from investment activities	2.11	0.39	2.31

Distributions to shareholders:
From net investment income	(0.82)	(0.80)	(0.68)
From net realized gains	(0.29)	(0.01)

Return of capital

Total distributions to shareholders	(1.11)	(0.81)	(0.68)

Proceeds from redemption fees

Net asset value — end of period	$15.45	$14.45	$14.87

Total return	15.49%	2.77%	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$27,784	$27,159	$10,534
Ratio of gross expense to average net assets	1.02%	1.09%	1.17	%(2)
Ratio of net expense to average net assets	1.02%	1.09%	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.33%	5.80%	5.27	%(2)
Ratio of net investment income to average net assets	5.33%	5.80%	5.28	%(2)
Portfolio turnover rate	74%	85%	49	%(1)
The Class commenced operations on November 2, 2009.
	Payden Emerging Markets Bond Fund — Investor Class
	2012	2011	2010		2009	2008
Net asset value — beginning of period	$14.42	$14.85	$13.24		$9.91	$13.55

Income (loss) from investment activities:
Net investment income	0.82	0.86	0.81		0.70	0.72
Net realized and unrealized gains (losses)	1.33	(0.45)	1.56		3.29	(3.42)

Total from investment activities	2.15	0.41	2.37		3.99	(2.70)

Distributions to shareholders:
From net investment income	(0.86)	(0.83)	(0.76)		(0.66)	(0.77)
From net realized gains	(0.29)	(0.01)
Return of capital						(0.17)

Total distributions to shareholders	(1.15)	(0.84)	(0.76)		(0.66)	(0.94)

Proceeds from redemption fees		0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)

Net asset value — end of period	$15.42	$14.42	$14.85		$13.24	$9.91

Total return	15.80%	2.95%	18.44%		41.17%	(21.19)%

Ratios/supplemental data:
Net assets, end of period (000s)	$575,777	$620,106	$432,682		$241,499	$73,205
Ratio of gross expense to average net assets	0.78%	0.85%	0.92%		0.83%	0.88%
Ratio of net expense to average net assets	0.78%	0.85%	0.87%		0.83%	0.88%
Ratio of investment income less gross expenses to average net assets	5.62%	6.07%	5.91%		6.62%	5.74%
Ratio of net investment income to average net assets	5.62%	6.07%	5.96%		6.62%	5.74%
Portfolio turnover rate	74%	85%	49%		103%	172%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

97	Payden Mutual Funds

	Payden Emerging Markets Bond Fund — Institutional Class
	2012
Net asset value — beginning of period	$14.47

Income (loss) from investment activities:
Net investment income	0.44
Net realized and unrealized gains (losses)	0.99

Total from investment activities	1.43

Distributions to shareholders:
From net investment income	(0.48)
From net realized gains
Return of capital

Total distributions to shareholders	(0.48)

Proceeds from redemption fees

Net asset value — end of period	$15.42

Total return	10.04	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$449,295
Ratio of gross expense to average net assets	0.76	%(2)
Ratio of net expense to average net assets	0.69	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	5.30	%(2)
Ratio of net investment income to average net assets	5.37	%(2)
Portfolio turnover rate	74%
The Class commenced operations April 9, 2012
	Payden Emerging Markets Local Bond Fund — Adviser Class
	2012
Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.56
Net realized and unrealized gains (losses)	0.14

Total from investment activities	0.70

Distributions to shareholders:
From net investment income	(0.37)
From net realized gains
Return of capital	(0.09)

Total distributions to shareholders	(0.46)

Proceeds from redemption fees

Net asset value — end of period	$10.24

Total return	7.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$21
Ratio of gross expense to average net assets	1.35%
Ratio of net expense to average net assets	1.24%
Ratio of investment income (loss) less gross expenses to average net assets	4.71%
Ratio of net investment income to average net assets	4.82%
Portfolio turnover rate	91%

The Fund commenced operations November 2, 2011

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	98

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Local Bond Fund —Investor Class
	2012
Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.49
Net realized and unrealized gains (losses)	0.24

Total from investment activities	0.73

Distributions to shareholders:
From net investment income	(0.40)
From net realized gains
Return of capital	(0.09)

Total distributions to shareholders	(0.49)

Proceeds from redemption fees

Net asset value — end of period	$10.24

Total return	7.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$118,921
Ratio of gross expense to average net assets	1.07%
Ratio of net expense to average net assets	0.99%
Ratio of investment income (loss) less gross expenses to average net assets	5.14%
Ratio of net investment income to average net assets	5.22%
Portfolio turnover rate	91%
The Fund commenced operations November 2, 2011
	Payden Value Leaders Fund — Adviser Class
	2012
Net asset value — beginning of period	$10.13

Income (loss) from investment activities:
Net investment income	0.43
Net realized and unrealized gains (losses)	1.02

Total from investment activities	1.45

Distributions to shareholders:
From net investment income	(0.46)
From net realized gains
Return of capital

Total distributions to shareholders	(0.46)

Proceeds from redemption fees

Net asset value — end of period	$11.12

Total return	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$3,468
Ratio of gross expense to average net assets	1.18	%(2)
Ratio of net expense to average net assets	1.06	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	4.32	%(2)
Ratio of net investment income to average net assets	4.44	%(2)
Portfolio turnover rate	182%
The Class commenced operations December 1, 2011

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

99	Payden Mutual Funds

	Payden Value Leaders Fund — Investor Class
	2012	2011	2010	2009	2008
Net asset value — beginning of period	$10.11	$8.91	$8.17	$7.85	$14.16

Income (loss) from investment activities:
Net investment income	0.48	0.38	0.14	0.17	0.27
Net realized and unrealized gains (losses)	1.05	1.25	0.74	0.35	(5.79)

Total from investment activities	1.53	1.63	0.88	0.52	(5.52)

Distributions to shareholders:
From net investment income	(0.52)	(0.43)	(0.14)	(0.20)	(0.28)
From net realized gains					(0.51)
Return of capital

Total distributions to shareholders	(0.52)	(0.43)	(0.14)	(0.20)	(0.79)

Proceeds from redemption fees				0.00 (3)

Net asset value — end of period	$11.12	$10.11	$8.91	$8.17	$7.85

Total return	15.40%	18.46%	10.89%	7.00%	(41.03)%

Ratios/supplemental data:
Net assets, end of period (000s)	$168,572	$63,832	$27,035	$28,363	$36,220
Ratio of gross expense to average net assets	0.93%	0.95%	1.03%	1.04%	0.90%
Ratio of net expense to average net assets	0.80%	0.80%	0.85%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	4.48%	4.03%	1.32%	1.93%	2.00%
Ratio of net investment income to average net assets	4.61%	4.18%	1.50%	2.17%	2.10%
Portfolio turnover rate	182%	167%	72%	60%	101%

The Fund commenced operations on November 1, 1996.

	Payden Global Equity Fund
	2012	2011	2010	2009		2008
Net asset value — beginning of period	$6.93	$7.47	$6.55	$5.60		$10.00

Income (loss) from investment activities:
Net investment income (loss)	(0.04)	(0.05)	(0.05)	(0.00	)(3)	0.03
Net realized and unrealized gains (losses)	0.53	(0.45)	0.99	0.98		(4.40)

Total from investment activities	0.49	(0.50)	0.94	0.98		(4.37)

Distributions to shareholders:
From net investment income (loss)				(0.03)		(0.03)
From net realized gains
Return of capital		(0.04)	(0.02)	(0.00	)(3)

Total distributions to shareholders		(0.04)	(0.02)	(0.03)		(0.03)

Proceeds from redemption fees			0.00 (3)	0.00	(3)

Net asset value — end of period	$7.42	$6.93	$7.47	$6.55		$5.60

Total return	7.07%	(6.76%)	14.37%	17.59%		(43.83	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$8,070	$11,990	$14,533	$10,853		$9,580
Ratio of gross expense to average net assets	2.12%	1.89%	1.97%	2.60%		2.89	%(2)
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%		1.50	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	(1.21)%	(0.82)%	(1.15)%	(1.36)%		(0.59	)%(2)
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.43)%	(0.68)%	(0.26)%		0.80	%(2)
Portfolio turnover rate	240%	185%	142%	166%		163	%(1)
The Fund commenced operations on March 31, 2008.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	100

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Metzler/Payden European Emerging Markets Fund
	2012	2011	2010	2009	2008
Net asset value — beginning of period	$23.11	$28.16	$24.13	$14.99	$42.31

Income (loss) from investment activities:
Net investment income	0.29	0.22	(0.07)	0.03	0.29
Net realized and unrealized gains (losses)	(1.48)	(5.27)	4.09	9.16	(24.05)

Total from investment activities	(1.19)	(5.05)	4.02	9.19	(23.76)

Distributions to shareholders:
From net investment income					(0.05)
From net realized gains					(3.52)
Return of capital				(0.05)

Total distributions to shareholders			0.00	(0.05)	(3.57)

Proceeds from redemption fees		0.00 (3)	0.01	0.00 (3)	0.01

Net asset value — end of period	$21.92	$23.11	$28.16	$24.13	$14.99

Total return	(5.15%)	(17.93%)	16.70%	61.44%	(61.17)%

Ratios/supplemental data:
Net assets, end of period (000s)	$74,106	$105,668	$177,844	$200,981	$167,125
Ratio of gross expense to average net assets	1.64%	1.60%	1.64%	1.52%	1.47%
Ratio of net expense to average net assets	1.56%	1.50%	1.50%	1.50%	1.47%
Ratio of investment income less gross expenses to average net assets	1.10%	0.70%	(0.31)%	0.16%	0.76%
Ratio of net investment income to average net assets	1.18%	0.80%	(0.17)%	0.18%	0.76%
Portfolio turnover rate	124%	139%	123%	133%	204%

The Fund commenced operations on December 30, 2002.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

101	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Value Leaders Fund, Payden Global Equity Fund, and Metzler/Payden European Emerging Markets Fund, seventeen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2012, and the related statements of operations statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2012, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 27, 2012

Annual Report	102

Fund Expenses unaudited

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2012. It uses the Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2012	Value October 31, 2012	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.15%	$0.75
Limited Maturity	1,000.00	1,008.60	0.86%	0.50%	2.52
Low Duration	1,000.00	1,022.00	2.20%	0.54%	2.74
U.S. Government Investor Class	1,000.00	1,011.90	1.19%	0.61%	3.08
U.S. Government Adviser Class	1,000.00	1,010.60	1.06%	0.86%	4.35
GNMA Investor Class	1,000.00	1,020.50	2.05%	0.50%	2.54
GNMA Adviser Class	1,000.00	1,019.30	1.93%	0.75%	3.81
Core Bond Investor Class	1,000.00	1,051.00	5.10%	0.53%	2.73
Core Bond Adviser Class	1,000.00	1,049.80	4.98%	0.77%	3.97
Corporate Bond	1,000.00	1,068.40	6.84%	0.65%	3.38
High Income Investor Class	1,000.00	1,058.70	5.87%	0.64%	3.31
High Income Adviser Class	1,000.00	1,057.00	5.70%	0.89%	4.60
Tax Exempt Bond	1,000.00	1,022.30	2.23%	0.55%	2.80
California Municipal Income	1,000.00	1,025.40	2.54%	0.56%	2.85
Global Low Duration	1,000.00	1,028.90	2.89%	0.71%	3.62
Global Fixed Income	1,000.00	1,048.50	4.85%	0.72%	3.71
Emerging Markets Bond Investor Class	1,000.00	1,088.40	8.84%	0.78%	4.09
Emerging Markets Bond Adviser Class	1,000.00	1,087.60	8.76%	1.02%	5.35
Emerging Markets Bond Institutional Class	1,000.00	1,088.70	8.87%	0.69%	3.62
Emerging Markets Local Bond Investor Class	1,000.00	1,032.10	3.21%	0.99%	5.06
Emerging Markets Local Bond Adviser Class	1,000.00	1,031.20	3.12%	1.24%	6.33
Value Leaders Investor Class	1,000.00	1,038.10	3.81%	0.80%	4.10
Value Leaders Adviser Class	1,000.00	1,036.70	3.67%	1.06%	5.43
Global Equity	1,000.00	997.30	-0.27%	1.50%	7.53
European Emerging Markets	1,000.00	972.10	-2.79%	1.56%	7.73

103	Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (182/366 days) for the six-month period ended October 31, 2012 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2012	Value October 31, 2012	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.38	2.44%	0.15%	$0.76
Limited Maturity	1,000.00	1,022.62	2.26%	0.50%	2.54
Low Duration	1,000.00	1,022.42	2.24%	0.54%	2.75
U.S. Government Investor Class	1,000.00	1,022.07	2.21%	0.61%	3.10
U.S. Government Adviser Class	1,000.00	1,020.81	2.08%	0.86%	4.37
GNMA Investor Class	1,000.00	1,022.62	2.26%	0.50%	2.54
GNMA Adviser Class	1,000.00	1,021.37	2.14%	0.75%	3.81
Core Bond Investor Class	1,000.00	1,022.47	2.25%	0.53%	2.69
Core Bond Adviser Class	1,000.00	1,021.27	2.13%	0.77%	3.91
Corporate Bond	1,000.00	1,021.87	2.19%	0.65%	3.30
High Income Investor Class	1,000.00	1,021.92	2.19%	0.64%	3.25
High Income Adviser Class	1,000.00	1,020.66	2.07%	0.89%	4.52
Tax Exempt Bond	1,000.00	1,022.37	2.24%	0.55%	2.80
California Municipal Income	1,000.00	1,022.32	2.23%	0.56%	2.85
Global Low Duration	1,000.00	1,021.57	2.16%	0.71%	3.61
Global Fixed Income	1,000.00	1,021.52	2.15%	0.72%	3.66
Emerging Markets Bond Investor Class	1,000.00	1,021.22	2.12%	0.78%	3.96
Emerging Markets Bond Adviser Class	1,000.00	1,020.01	2.00%	1.02%	5.18
Emerging Markets Bond Institutional Class	1,000.00	1,021.67	2.17%	0.69%	3.51
Emerging Markets Local Bond Investor Class	1,000.00	1,020.16	2.02%	0.99%	5.03
Emerging Markets Local Bond Adviser Class	1,000.00	1,018.90	1.89%	1.24%	6.29
Value Leader Investor Class	1,000.00	1,021.11	2.11%	0.80%	4.06
Value Leader Adviser Class	1,000.00	1,019.81	1.98%	1.06%	5.38
Global Equity	1,000.00	1,017.60	1.76%	1.50%	7.61
European Emerging Markets	1,000.00	1,017.29	1.73%	1.56%	7.91

Annual Report	104

Investment Advisory Agreement Approval – Payden & Rygel

1.	Background

On June 19, 2012, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden & Rygel (the “Adviser”), and the P&R Trust with respect to sixteen of the P&R Trust’s mutual funds (each a “Paydenfund” and collectively the “Paydenfunds”)1 for an additional year through June 30, 2013. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for each Paydenfund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Paydenfund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

3.	Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained each Paydenfund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the sixteen Paydenfunds have been satisfactory. At the same time with respect to the following four Funds, the Payden Tax Exempt Bond Fund, Payden Global Low Duration Fund, Payden U.S. Growth Leaders Fund and the Payden Global Equity Fund, the Adviser discussed with the Board and the Committee the specific circumstances, both short-term and long-term and including the time in the economic cycle, that could affect the performance of each of these four Funds, as well as the steps that may be taken to affect the investment performance of those Funds. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

[1]

The Paydenfunds are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Tax Exempt Bond, Payden California Municipal Income, Payden Global Short Bond, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds.

105	Payden Mutual Funds

4.	Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

5.	Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

Annual Report	106

Investment Advisory Agreement Approval – Metzler/Payden LLC

1.	Background

On June 19, 2012, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Metzler/Payden LLC (the “Adviser”), and the P&R Trust with respect to the Metzler/Payden European Emerging Markets Fund (the “Fund”) for an additional year through June 30, 2013.1 The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program. Finally, the Board took into account the administrative, distribution and shareholder services that the Adviser or its affiliates would provide the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser to the MP Fund and that the Adviser will provide to the Fund have benefited and should continue to benefit the Fund and its shareholders.

3.	Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of the Fund compared to its peers and benchmark index. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained the Fund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) the Fund’s benchmark index. The Board concluded that under all the circumstances the short-term and long-term results for the Fund have been satisfactory. In sum, the Board concluded that the Adviser’s management should benefit the Fund and its shareholders.

4. Advisory Fees and Total Expenses

The Board also reviewed the projected net operating expense ratio and its various fee and expense components for the Fund, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They noted that the advisory fees and expenses for the Fund remain competitive with the advisory fees and expenses of its peer group. Overall, the Board concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders should receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

[1]	The Fund is the successor to the Metzler/Payden European Emerging Markets Fund of The Metzler/Payden Investment Group (the “MP Fund”). The MP Fund was reorganized into the Fund on January 21, 2011.

107	Payden Mutual Funds

5.	Adviser Profitability and Indirect Benefits

The Board reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based on that review, the Board concluded that the projected profits to be earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Annual Report	108

Trustees and Officers unaudited

Name & Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California	Director, First American Financial Corp.; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University Program Director, Conrad Hilton Foundation	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

109	Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details. The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Bond Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden U.S. Government Fund — Adviser Class (PYUWX) Payden GNMA Fund — Investor Class (PYGNX) Payden GNMA Fund — Adviser Class (PYGWX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden High Income Fund — Investor Class (PYHRX) Payden High Income Fund — Adviser Class (PYHWX)

» TAX EXEMPT BOND FUNDS

Payden Tax Exempt Bond Fund (PYTEX)

Payden California Municipal Income Fund (PYCRX)

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX)

Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Bond Fund — Institutional Class (PYEIX)

» U.S. EQUITY FUND

Payden Value Leaders Fund — Investor Class (PYVLX) Payden Value Leaders Fund — Adviser Class (PYVAX)

» INTERNATIONAL EQUITY FUNDS

Payden Global Equity Fund (PYGEX)

Metzler/Payden European Emerging Markets Fund (MPYMX)

Payden Mutual Funds

333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com

ANNUAL REPORT

OCTOBER 31, 2012

PAYDEN/KRAVITZ
CASH BALANCE PLAN FUND

Dear Fellow Shareholders,

As we mark the end of the year, we want to thank you for your continued confidence and support. We also want to welcome new shareholders for joining the Payden family of funds in 2012. We now have more shareholders than ever before and thank you for entrusting us with your investment capital.

The Payden/Kravitz Cash Balance Plan Fund is the first and only mutual fund designed exclusively for Cash Balance Plans. It is designed to offer Cash Balance Plan sponsors and their advisors access to a strategic investment solution. The Fund goes one step beyond current solutions by offering an institutionally managed investment strategy specifically developed for Cash Balance Plans with the convenience and ease of a mutual fund. The portfolio is a collection of strategies that Payden & Rygel has used successfully for clients over the past 29 years.

The Payden/Kravitz relationship draws upon the relative strengths of both Payden & Rygel and Kravitz, providing investors with a true one-step solution backed by global investment management capabilities and long-term investment perspective.

We look forward to building a relationship and updating you with our progress in the future.

Best regards,

Joan A. Payden

CEO

Payden & Rygel

During the year ended October 31, 2012, investors digested a variety of domestic and global macroeconomic events. Central Banks around the world made significant strides in providing support to risky markets, and committed to keeping risk-free yields at historically low levels. The European Central Bank worked toward preserving its monetary union and creating a fiscal union, and provided liquidity to sovereign nations via large scale bond purchases. In this supportive environment, credit sectors performed well, especially higher volatility market segments, such as high yield, emerging markets and financials. U.S. Treasury bond prices also moved higher as yields fell.

The Payden/Kravitz Cash Balance Plan Fund is designed specifically for cash balance plans. Its objective is to earn the benchmark return on a calendar year basis. For a given calendar year, the benchmark index return is equal to the average daily yield of the 30-Year U.S. Treasury Bond as determined from December of the preceding year.

For the fiscal year ended October 31, 2012, the Fund’s Institutional Class (PKBIX) returned 6.25%, the Adviser Class (PKCBX) returned 5.88% and the Retirement Class (PKCRX) returned 5.72%, while the return on the Fund’s benchmark, the 30-Year U.S. Treasury Bond Yield, was 3.22%. Holdings in opportunistic sectors, such as high yield corporate bonds and private-label mortgages, were the primary drivers of return. Defensive positions, including U.S. Treasury securities, agency mortgage-backed securities and high quality credit, also contributed positively during the period.

The Adviser expects volatility to persist in the intermediate-term, and thus has focused the Fund’s assets in credit markets where strong fundamentals and healthy income levels should help.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Returns	1 Year	3 Year
Institutional Class	6.25%	3.58%

Adviser Class	5.88%	3.31%

Retirement Class	5.72%	3.07%

Credit Quality - percent of value
AAA	6%

AA	35%

A	8%

BBB	19%

BB	8%

B or lower	24%

Portfolio Composition - percent of value
Corporate bonds	40%

U.S. Treasury bonds	27%

Mortgage Backed bonds	19%

Cash equivalent	5%

Other	9%

October 31, 2012
Principal or Shares	Security Description	Value (000)
Bonds (114%)
Asset Backed (3%)
471,914	Bear Stearns Asset Backed Securities Trust, 0.81%, 8/25/34	$440
1,190,000	Capital One Multi-Asset Execution Trust, 5.05%, 2/15/16	1,216
541,329	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (a)	593
400,000	Mercedes-Benz Auto Receivables Trust, 1.22%, 12/15/17	405
53,583	Residential Asset Mortgage Products Inc., 4.62%, 3/25/33	54
233,745	Residential Asset Securities Corp. Trust, 4.71%, 11/25/33	225
730,341	Soundview Home Equity Loan Trust, 0.29%, 6/25/37	677
190,888	Terwin Mortgage Trust 144A, 0.59%, 1/25/35 (a)	184
		3,794
Corporate (47%)
600,000	Abu Dhabi National Energy Co. 144A, 4.12%, 3/13/17 (a)	642
145,000	Alliance One International Inc., 10.00%, 7/15/16	150
400,000	Ally Financial Inc., 7.50%, 12/31/13	426
400,000	American Honda Finance Corp. 144A, 1.00%, 8/11/15 (a)	401
150,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (a)	162
600,000	Anglo American Capital PLC 144A, 2.62%, 9/27/17 (a) (f)	602
285,000	Apria Healthcare Group Inc., 12.375%, 11/1/14 (f)	279
420,000	ARAMARK Corp., 8.50%, 2/1/15	427
270,000	ArcelorMittal, 6.12%, 6/1/18	269
340,000	Arch Coal Inc., 8.75%, 8/1/16 (f)	346
100,000	B&G Foods Inc., 7.62%, 1/15/18	108
510,000	Banco Bradesco SA/Cayman Islands 144A, 2.53%, 5/16/14 (a)	515
760,000	Banco de Credito e Inversiones 144A, 3.00%, 9/13/17 (a) (f)	773
390,000	Banco do Brasil SA/Cayman 144A, 4.50%, 1/22/15 (a) (f)	411
510,000	Banco do Brasil SA/Cayman, 3.87%, 10/10/22	510
625,000	Bank of Ceylon 144A, 6.87%, 5/3/17 (a)	675
700,000	Bank of Georgia JSC 144A, 7.75%, 7/5/17 (a)	717
665,000	Bank of Montreal, 1.40%, 9/11/17	672
390,000	Bausch & Lomb Inc., 9.875%, 11/1/15	402
410,000	Berry Plastics Corp., 8.25%, 11/15/15	429
675,000	Best Buy Co. Inc., 3.75%, 3/15/16 (f)	639
640,000	Block Financial LLC, 5.50%, 11/1/22	649
300,000	Boyd Gaming Corp., 6.75%, 4/15/14	301
480,000	BRE Properties Inc., 5.50%, 3/15/17	550
200,000	Brunswick Rail Finance Ltd. 144A, 6.50%, 11/1/17 (a)	203
284,000	Bumble Bee Acquisition Corp. 144A, 9.00%, 12/15/17 (a)	300
145,000	Cablevision Systems Corp., 8.625%, 9/15/17	170
200,000	Caixa Economica Federal 144A, 2.37%, 11/6/17 (a)	200
300,000	Calpine Corp. 144A, 7.25%, 10/15/17 (a)	320
300,000	Central Garden & Pet Co., 8.25%, 3/1/18	318
450,000	CHC Helicopter SA 144A, 9.25%, 10/15/20 (a)	459
810,000	Chevron Corp., 4.95%, 3/3/19	980
505,000	Chubb Corp., 6.37%, 3/29/67	550
150,000	Cincinnati Bell Inc., 8.75%, 3/15/18	152
260,000	CIT Group Inc., 4.25%, 8/15/17	268
140,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%,
	11/18/14 (a)	150
360,000	Commonwealth Bank of Australia 144A, 1.11%, 3/17/14 (a) (f)	362
1,060,000	ConAgra Foods Inc., 2.10%, 3/15/18	1,074
300,000	CONSOL Energy Inc., 8.00%, 4/1/17	319
370,000	Constellation Brands Inc., 7.25%, 9/1/16	429
300,000	Cott Beverages Inc., 8.37%, 11/15/17	330
400,000	Cricket Communications Inc., 7.75%, 5/15/16	425
340,000	Crown Castle International Corp., 9.00%, 1/15/15	366
600,000	CVS Caremark Corp., 5.75%, 6/1/17	723
600,000	Dean Foods Co., 4.25%, 4/2/17	596
330,000	Denbury Resources Inc., 9.75%, 3/1/16	353

Principal or Shares	Security Description	Value (000)
510,000	Development Bank of Kazakhstan JSC 144A, 5.50%, 12/20/15 (a)	$559
550,000	Dollar General Corp., 4.12%, 7/15/17	578
400,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	432
400,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (a)	405
95,000	ERAC USA Finance LLC 144A, 3.30%, 10/15/22 (a)	96
315,000	Exelon Corp., 4.90%, 6/15/15	347
300,000	First Data Corp., 9.875%, 9/24/15 (f)	308
350,000	FMG Resources August 2006 Pty. Ltd. 144A, 7.00%, 11/1/15 (a) (f )	355
350,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16	356
300,000	Ford Motor Credit Co. LLC, 4.25%, 2/3/17	320
137,000	Forest Oil Corp., 8.50%, 2/15/14 (f)	148
530,000	Freeport-McMoRan Copper & Gold Inc., 2.15%, 3/1/17	539
6,000	Frontier Communications Corp., 8.25%, 5/1/14	7
450,000	General Electric Capital Corp., 6.37%, 11/15/67	483
740,000	General Electric Co., 0.85%, 10/9/15	742
600,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	615
500,000	Goodyear Tire & Rubber Co., 4.75%, 4/30/19	506
890,000	Google Inc., 3.62%, 5/19/21	1,002
300,000	Hanesbrands Inc., 8.00%, 12/15/16	332
780,000	Harley-Davidson Financial Services Inc. 144A, 2.70%, 3/15/17 (a)	808
435,000	HDTFS Inc. 144A, 5.87%, 10/15/20 (a)	442
505,000	Health Care REIT Inc., 4.70%, 9/15/17	567
860,000	Heineken NV 144A, 1.40%, 10/1/17 (a)	865
540,000	Hyundai Capital America 144A, 2.12%, 10/2/17 (a)	543
430,000	Icahn Enterprises LP, 7.75%, 1/15/16	452
145,000	Ingles Markets Inc., 8.875%, 5/15/17	157
665,000	Ingredion Inc., 3.20%, 11/1/15	702
450,000	International Lease Finance Corp., 5.65%, 6/1/14	474
400,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (a)	432
150,000	Jarden Corp., 7.50%, 5/1/17	171
535,000	Johnson & Johnson, 4.85%, 5/15/41	691
415,000	Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	456
700,000	Korea Gas Corp. 144A, 2.25%, 7/25/17 (a)	707
435,000	Kroger Co., 3.90%, 10/1/15	472
515,000	Legg Mason Inc. 144A, 5.50%, 5/21/19 (a)	567
330,000	Masco Corp., 6.125%, 10/3/16	362
215,000	MassMutual Global Funding 144A, 0.86%, 9/27/13 (a)	216
270,000	MetLife Institutional Funding 144A, 1.25%, 4/4/14 (a)	272
550,000	Mongolian Mining Corp. 144A, 8.87%, 3/29/17 (a)	564
250,000	Moody’s Corp., 4.50%, 9/1/22	269
515,000	Murphy Oil Corp., 4.00%, 6/1/22	530
925,000	National Australia Bank Ltd. 144A, 2.00%, 6/20/17 (a)	957
755,000	Nissan Motor Acceptance Corp. 144A, 1.95%, 9/12/17 (a)	767
160,000	NOVA Chemicals Corp., 8.375%, 11/1/16	177
630,000	NYSE Euronext, 2.00%, 10/5/17	642
560,000	OGX Petroleo e Gas Participacoes SA 144A, 8.50%, 6/1/18 (a) (f)	491
360,000	Owens-Brockway Glass Container Inc., 7.375%, 5/15/16	414
420,000	Packaging Dynamics Corp. 144A, 8.75%, 2/1/16 (a)	444
145,000	Penn National Gaming Inc., 8.75%, 8/15/19	163
880,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A,
	2.50%, 3/15/16 (a)	878
520,000	Plains Exploration & Production Co., 6.50%, 11/15/20	521
300,000	President and Fellows of Harvard College 144A, 6.50%, 1/15/39 (a)	456
330,000	Procter & Gamble Co, 5.55%, 3/5/37	451
260,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	275

See notes to financial statements.	4

Principal or Shares	Security Description	Value (000)
600,000	Rock-Tenn Co. 144A, 3.50%, 3/1/20 (a)	$620
290,000	Ryder System Inc., 3.50%, 6/1/17	306
440,000	Sabine Pass LNG LP, 7.50%, 11/30/16	483
380,000	SandRidge Energy Inc., 9.87%, 5/15/16	413
395,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	438
520,000	Senior Housing Properties Trust, 4.30%, 1/15/16	539
420,000	Sprint Nextel Corp., 6.00%, 12/1/16	454
420,000	SUPERVALU Inc., 7.50%, 11/15/14	407
315,000	Susser Holdings LLC, 8.50%, 5/15/16	339
315,000	Sydney Airport Finance Co Pty Ltd. 144A, 3.90%, 3/22/23 (a)	321
410,000	Targa Resources Partners LP, 8.25%, 7/1/16	427
630,000	Telefonica Chile SA 144A, 3.87%, 10/12/22 (a) (f)	627
435,000	Tenet Healthcare Corp. 144A, 4.75%, 6/1/20 (a)	432
450,000	Tesoro Corp., 4.25%, 10/1/17	469
315,000	Teva Pharmaceutical Finance III BV, 0.87%, 3/21/14	317
530,000	Toyota Motor Credit Corp., 1.25%, 10/5/17	530
420,000	Toys R Us - Delaware Inc. 144A, 7.37%, 9/1/16 (a)(f)	431
590,000	Transocean Inc., 2.50%, 10/15/17	598
290,000	Union Bank NA, 2.12%, 12/16/13	296
500,000	United Parcel Service Inc., 2.45%, 10/1/22	511
150,000	United States Steel Corp., 7.37%, 4/1/20 (f)	152
700,000	University of Notre Dame du Lac, 3.72%, 3/1/43	689
380,000	Vanguard Natural Resources LLC / VNR Finance Corp.,
	7.87%, 4/1/20	388
850,000	Wal-Mart Stores Inc., 5.62%, 4/15/41	1,153
630,000	WellPoint Inc., 1.87%, 1/15/18	639
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	171
290,000	WMG Acquisition Corp., 9.50%, 6/15/16	321
680,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	705
720,000	WPX Energy Inc., 5.25%, 1/15/17	772
920,000	Xstrata Finance Canada Ltd. 144A, 2.45%, 10/25/17 (a)	919
16,000	Yankee Candle Co. Inc., 8.50%, 2/15/15	16
		60,470
Foreign Government (4%)
2,000,000	Chile Government International Bond, 3.25%, 9/14/21	2,180
9,900,000	Mexican Bonos, 7.25%, 12/15/16 MXN (b)	817
470,000	Republic of Ghana, 8.50%, 10/4/17 (e)	548
900,000	Republic of Philippines, 8.00%, 1/15/16	1,089
800,000	Russian Foreign Bond - Eurobond 144A, 3.25%, 4/4/17 (a)	851
		5,485
Mortgage Backed (22%)
992,992	Adjustable Rate Mortgage Trust, 4.28%, 3/25/37	676
421,853	Banc of America Mortgage Securities Inc., 2.89%, 10/20/32	434
1,311,910	Chase Mortgage Finance Corp., 6.00%, 5/25/37	1,148
1,330,321	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	1,060
1,294,816	FHLMC Multifamily Structured Pass Through Certificate, 1.89%, 12/25/20	1,349
5,315,773	FHR 4065 IO, 4.00%, 6/15/32	1,227
1,735,334	FHR 4093 IO, 6.45%, 1/15/38	520
400,000	FN 468531 ARM, 0.58%, 7/1/16	402
4,100,000	FNMA 3.00%, 30YR TBA (c)	4,301
1,225,131	GN 734089 30YR, 4.00%, 12/15/40	1,353
500,000	Granite Master Issuer PLC, 1.07%, 12/17/54	405
782,223	Harborview Mortgage Loan Trust, 3.01%, 1/19/35	671
233,897	Homebanc Mortgage Trust, 1.07%, 8/25/29	196
805,901	JP Morgan Mortgage Trust, 6.00%, 6/25/37	710
380,625	JP Morgan Mortgage Trust, 6.00%, 7/25/36	345
182,544	Long Beach Mortgage Loan Trust, 5.87%, 8/25/33	113
339,548	MLCC Mortgage Investors Inc., 2.49%, 2/25/36	327

Principal or Shares	Security Description	Value (000)
515,057	Morgan Stanley Mortgage Loan Trust, 3.08%, 1/25/35	$443
257,629	Morgan Stanley Mortgage Loan Trust, 5.50%, 11/25/35	265
856,379	MortgageIT Trust, 0.58%, 12/25/34	824
1,352,988	ORES NPL LLC 144A, 4.00%, 9/25/44 (a)	1,361
647,974	Prime Mortgage Trust, 5.00%, 10/25/35	619
339,923	Residential Asset Mortgage Products Inc., 6.50%, 4/25/34	340
358,293	S2 Hospitality LLC 144A, 4.50%, 4/15/25 (a)	360
1,154,047	Sequoia Mortgage Trust, 3.50%, 4/25/42	1,198
460,000	Springleaf Mortgage Loan Trust 144A, 3.56%, 12/25/59 (a)	461
765,154	Structured Adjustable Rate Mortgage Loan Trust, 2.82%, 8/25/34	741
69,149	Structured Adjustable Rate Mortgage Loan Trust, 2.87%, 8/25/34	69
508,825	Structured Asset Mortgage Investments Inc., 0.91%, 1/19/34	491
251,500	Structured Asset Mortgage Investments Inc., 2.08%, 10/19/34	185
529,667	Structured Asset Mortgage Investments Inc., 2.33%, 5/25/36	318
385,458	Structured Asset Mortgage Investments Inc., 2.52%, 10/19/34	361
229,118	Structured Asset Mortgage Investments Inc., 3.92%, 7/25/32	235
3,042,260	Vendee Mortgage Trust IO, 3.75%, 12/15/33	407
130,180	Vericrest Opportunity Loan Trust 2012-NPL1 144A, 4.21%, 3/25/49 (a)	131
400,000	Vericrest Opportunity Loan Trust 2012-NPL1 144A, 8.11%, 3/25/49 (a)	407
481,469	WaMu Mortgage Pass Through Certificates, 2.60%, 7/25/37	354
494,792	WaMu Mortgage Pass Through Certificates, 2.72%, 9/25/36	392
1,366,843	WaMu Mortgage Pass Through Certificates, 2.79%, 10/25/36	1,046
618,946	WaMu Mortgage Pass Through Certificates, 5.21%, 9/25/36	497
804,245	WaMu Mortgage Pass Through Certificates, 5.75%, 10/25/36	670
730,073	Wells Fargo Mortgage Backed Securities Trust, 2.62%, 6/25/35	267
1,229,158	Wells Fargo Mortgage Backed Securities Trust, 2.62%, 9/25/34	983
		28,662
Municipal (3%)
270,000	Commonwealth of Virginia, 3.05%, 6/1/20	293
1,000,000	Missouri State Health & Educational Facilities Authority, 3.53%, 2/15/33	995
955,000	Texas State, 5.51%, 4/1/39	1,237
575,000	Utah Transit Authority, 5.93%, 6/15/39	763
		3,288
NCUA Guaranteed (2%)
938,317	NCUA Guaranteed Notes Trust 2010-C1, 2.65%, 10/29/20	987
306,402	NCUA Guaranteed Notes Trust 2010-R2,
	0.58%, 11/6/17	307
515,025	NCUA Guaranteed Notes Trust 2010-R3,
	0.77%, 12/8/20	517
		1,811
U.S. Treasury (33%)
16,000,000	U.S. Treasury Bill, 0.20%, 11/1/12 (d)	16,000
21,000,000	U.S. Treasury Bill, 0.125%, 11/23/12 (d)	20,999
5,000,000	U.S. Treasury Bill, 0.25%, 1/17/13 (d) (g)	4,999
		41,998
Total Bonds (Cost-$141,754)		145,508

5	See notes to financial statements.

Principal or Shares	Security Description	Value (000)
Purchased Call Options (Cost-$91) (0%)
15	S&P 500 Index, 1450.00, 12/22/12	$19
530	U.S. Natural Gas Fund, 20.00, 1/19/13	0

		19

Investment Company (Cost-$13,044) (10%)
13,044,091 Payden Cash Reserves Money Market Fund *		13,044

Total (Cost-$154,889) (124%)		158,571

Liabilities in excess of Other Assets (-24%)		(30,721)

Net Assets (100%)		$127,850

* Affiliated Investment

(a) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b) Principle in foreign currency.

(c) Security purchased on a delayed delivery basis.

(d) Yield to maturity at time of purchase.

(e) Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f) All or a portion of these securities are on loan. At October 31, 2012, the total market value of the Fund’s securities on loan is $5,379 and the total market value of the collateral held by the Fund is $5,578.

(g) All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Asset:
1/30/13	Mexican New Peso (Sell 10,990)	RBS	$6

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized (Depreciation) (000s)

37	U.S. Treasury 10 Year Note Future	Dec-12	$(4,922)	$(26)
35	U.S. Treasury 20 Year Note Future	Dec-12	(5,226)	(116)
11	U.S. Ultra Long Bond Future	Dec-12	(1,816)	(72)

				$(214)

Open Credit Default Swap Contracts

Reference Obligation	Fund (Pays) Receives	Counterparty	Expiration Date	Notional Principal (000s)	Value (000s)

ABX. HE. AAA., 0.11%, May-46	(0.11%)	Barclays	May-46	$2,814	$1,161
CDX EM, 0.17%, Jun-17	(5.00%)	Barclays	Jun-17	4,000	(503)
CDX. NA. HY., 0.18%, Jun-17	(5.00%)	Barclays	Jun-17	2,970	(26)
CDX. NA. HY., 0.18%, Jun-17	(5.00%)	Barclays	Jun-17	5,940	(51)
CDX. NA. IG., 0.18%, Jun-17	(1.00%)	RBS	Jun-17	5,000	(29)
DirecTV Holdings LLC, 3.5%, Mar-16	1.00%	UBS Warburg	Sep-17	2,300	(42)
Federal Republic of Germany, 6%, Jun-16	(0.25%)	RBS	Sep-16	2,000	(5)
Viacom Inc., 6.875%, Apr-36	(1.00%)	UBS Warburg	Sep-17	2,300	(32)
U.S. Treasury, 0.375%, Jun-13	(0.25%)	RBS	Jun-16	EUR 1,000	—

					473

Open Total Return Swap Contracts

Reference Obligation	Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)

FNMA 4% 30 Year ISO	Barclays	4.00%	1M LIBOR	Jan-41	$2,099	$14

See notes to financial statements.	6

October 31, 2012
Numbers in 000s	Payden/Kravitz Cash Balance Plan Fund

ASSETS:
Investments, at value (cost $141,845)	$145,527
Affiliated investments, at value (cost $13,044)	13,044
Cash	517
Unrealized appreciation on forward currency exchange contracts (Note 2)	6
Swap contracts (cost $1,080)	1,175
Receivable for:
Interest and dividends	920
Paydowns	6
Investments sold	4,693
Fund shares sold	80
Other assets	15

Total Assets	165,983

LIABILITIES:
Payable for:
Bank overdraft	1
Investments purchased	31,492
Fund shares redeemed	141
Future variation margin (Note 2)	50
Swap contracts (cost $654)	688
Liability for securities on loan (Note 2)	5,578
Accrued expenses:
Investment advisory fees (Note 3)	61
Administration fees (Note 3)	17
Distribution fees (Note 3)	24
Trustee fees and expenses	1
Other liabilities	80

Total Liabilities	38,133

NET ASSETS	$127,850

NET ASSETS:
Paid in capital	$122,447
Undistributed net investment income	2,191
Undistributed net realized gains (losses) from investments	(323)
Net unrealized appreciation from:
Investments	3,529
Translation of assets and liabilities in foreign currencies	6

NET ASSETS	$127,850

Net Asset Value Per Share

	Institutional Class	Adviser Class	Retirement Class
Net Assets	$46,834	$57,967	$23,049
Outstanding shares of beneficial interest	4,246	5,302	2,170
NET ASSET VALUE - offering and redemption price per share in whole dollars	$11.03	$10.93	$10.62

7	See notes to financial statements.

Period ended October 31, 2012
Numbers in 000s	Payden/Kravitz Cash Balance Plan Fund

INVESTMENT INCOME:
Interest income (Note 2)	$4,429
Dividend income from affiliated investment (Note 2)	1
Dividend income	4
Income from securities lending	35

Investment Income	4,469

EXPENSES:
Investment advisory fees (Note 3)	1,204
Administration fees (Note 3)	164
Shareholder servicing fees	32
Distribution fees (Note 3)	224
Custodian fees	33
Transfer agent fees	40
Registration and filing fees	83
Trustee fees and expenses	12
Printing and mailing costs	14
Legal fees	3
Publication expense	3
Pricing fees	25
Fund accounting fees	40
Insurance	5
Audit fees	46
Loan commitment fees	1

Gross Expenses	1,929
Expense subsidy (Note 3)	(337)

Net Expenses	1,592

Net Investment Income	2,877

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1,618
Foreign currency transactions	251
Futures contracts	(198)
Purchased option contracts	(1,180)
Written option contracts	160
Swap contracts	(382)
Change in net unrealized appreciation (depreciation) from:
Investments	3,509
Translation of assets and liabilities in foreign currencies	(17)
Futures contracts	(202)
Purchased option contracts	64
Written option contracts	-
Swap contracts	81

Net Realized and Unrealized Gains (Losses)	3,704

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,581

See notes to financial statements.	8

Year ended October 31st
Numbers in 000s	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,877	$1,819
Net realized gains (losses) on investments	269	(800)
Change in net unrealized appreciation/(depreciation)	3,435	(1,170)

Change in Net Assets Resulting from Operations	6,581	(151)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(561)	(273)
Adviser Class	(1,194)	(562)
Retirement Class	(276)	(61)

Change in Net Assets from Distributions to Shareholders	(2,031)	(896)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	28,442	15,125
Adviser Class	18,917	32,431
Retirement Class	13,658	9,026
Reinvestment of distributions:
Institutional Class	559	273
Adviser Class	1,151	537
Retirement Class	276	60
Cost of fund shares redeemed:
Institutional Class	(10,522)	(4,148)
Adviser Class	(21,462)	(8,889)
Retirement Class	(3,200)	(1,217)

Change in Net Assets from Capital Transactions	27,819	43,198

Total Change in Net Assets	32,369	42,151

NET ASSETS:
Beginning of period	95,481	53,330

End of period	$127,850	$95,481

Accumulated net investment income	$2,191	$1,634

FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class
Outstanding shares at beginning of period	2,507	1,452

Shares sold	2,681	1,417
Shares issued in reinvestment of distributions	54	26
Shares redeemed	(996)	(388)

Change in shares outstanding	1,739	1,055

Outstanding shares at end of period	4,246	2,507

Adviser Class
Outstanding shares at beginning of period	5,441	3,164

Shares sold	1,786	3,063
Shares issued in reinvestment of distributions	112	51
Shares redeemed	(2,037)	(837)

Change in shares outstanding	(139)	2,277

Outstanding shares at end of period	5,302	5,441

Retirement Class
Outstanding shares at beginning of period	1,128	367

Shares sold	1,326	872
Shares issued in reinvestment of distributions	28	6
Shares redeemed	(312)	(117)

Change in shares outstanding	1,042	761

Outstanding shares at end of period	2,170	1,128

Purchase of investments (excluding government)	$107,980	$81,792
Sale of investments (excluding government)	96,401	42,220
Purchase of government securities	701,244	8,559
Sale of government securities	698,778	6,253

9	See notes to financial statements.

October 31, 2012

1. ORGANIZATION AND RELATED MATTERS

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other seventeen Funds are contained in a separate report.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established by the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Concentration of Risk

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security, using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date, or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap Contracts

The Fund entered into total return swap agreements where the Fund and counterparty have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient pays a financing charged based on the notional amount in exchange for the total return, which includes interest and principal appreciation or depreciation of the underlying security.

The Fund entered into credit default swap agreements where the Fund and the counterparty have agreed to pay/receive an annuity premium, which is based on a notional principal amount of a specific security/index. The annuity premium is paid/received until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium or restructuring) occurs or until the agreement matures. If a credit event occurs the parties will exchange the notional amount at par and the defaulted security or cash equivalent.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity for the Cash Balance Plan Fund was as follows:

Written Options	Number of Contracts	Premiums

Options outstanding at October 31, 2011		$-

Options written	55,810	647,529

Options expired	(370)	(12,950)

Options exercised

Options closed	(55,440)	(634,579)

Options outstanding at October 31, 2012	-	$-

Derivatives and Hedging

The following tables show the Fund’s exposure to different types of market risk as it relates to the statement of assets and liabilities and the statement of operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities

Credit4,[5]	$1,161	$(688)

Interest rate[1]	14	(214)

Foreign currency[2,3]	6

Total	$1,181	$(902)

1 Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.

2 Receivable for forward currency contracts.

3 Payable for forward currency contracts.

4 Receivable for swap contracts.

5 Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)

Underlying risk	Futures[6]	Forward Currency Contracts[7]	Options[8]	Swaps[9]	Total

Credit				$9	$9

Equity			$(1,020)		(1,020)

Foreign exchange		$251			251

Interest rate	$(198)			(391)	(589)

Total	$(198)	$251	$(1,020)	$(382)	$(1,349)

6 Net realized gains (losses) from futures contracts.

7 Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

8 Net realized gains (losses) from option contracts.

9 Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)

Underlying risk	Futures[10]	Forward Currency Contracts[11]	Options[12]	Swaps[13]	Total

Credit				$66	$66

Equity			$64		64

Foreign exchange		$(17)			(17)

Interest rate	$(202)			15	(187)

Total	$(202)	$(17)	$64	$81	$(74)

10 Change in net unrealized appreciation (depreciation) from futures contracts.

11 Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

12 Change in net unrealized appreciation (depreciation) from option contracts.

13 Change in net unrealized appreciation (depreciation) from swap contracts.

During the period, the average value of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity

2%	8%	26%	0%

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the statement of operations.

Collateral

Futures contracts, options, and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund is required to segregate sufficient assets to cover any potential loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2012, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in the Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital. The preceding three and the tax year ended October 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated Funds for the period is disclosed in the statement of operations.

Value October 31, 2011	Purchase	Sales	Dividends	Value October 31, 2012
$6,178,917	$509,553,298	$502,688,124	$392	$13,044,091

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the statement of operations.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. RELATED PARTY TRANSACTIONS

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the institutional class, 1.50% for the adviser class, and 1.75% for the retirement class of average daily net assets on an annualized basis.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $874,300 ($284,292 for 2010, $253,293 for 2011, and $336,715 for 2012) is not considered a liability of the Fund, and therefore is not recorded as a liability in the statement of assets and liabilities, but will be recognized as net expense in the statement of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the adviser class at an annualized rate of 0.25% and of the retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the institutional class.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. FAIR VALUE

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. During the period there were no transfers between levels, and no level 3 financial instruments.

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total

Asset Backed			$3,794				$3,794

Corporate			60,470				60,470

Foreign Government			5,485				5,485

Mortgage Backed			28,662				28,662

Municipal			3,288				3,288

Option	$19						19

U.S. Government			43,809				43,809

Investment Company	13,044						13,044

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
Other Financial Instruments (1)

Foreign Currency Contracts			$6				$6

Futures		$(214)					(214)

Swaps			1,175	$(688)			487

(1) Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end

5. FEDERAL INCOME TAXES (AMOUNTS IN 000s)

For Federal income tax purposes the Fund had capital loss carry forwards at year end in the amount of $490, which expires in 2019. The carry forwards are available to offset future capital gains, if any.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

The tax character of distributions paid during the fiscal year ended October 31st is as follows:

2012		2011
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$2,031	$-	$895	$-

At October 31, 2012, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$154,889	$3,994	$312	$3,682

At October 31, 2012, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$2,191	$-	$(490)	$-	$3,702	$5,403

6. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

For the share outstanding for the periods ended October 31st

	2012	2011	2010	2009	2008
Institutional Class
Net asset value - beginning of period	$10.60	$10.75	$10.42	$10.06	$10.00

Income (loss) from investment activities:
Net investment income	0.23	0.21	0.22	0.13	0.01
Net realized and unrealized gains (losses)	0.42	(0.17)	0.21	0.34	0.05

Total from investment activities	0.65	0.04	0.43	0.47	0.06

Distributions to shareholders:
From net investment income	(0.22)	(0.19)	(0.07)	(0.07)
From net realized gains			(0.03)	(0.04)

Total distributions to shareholders	(0.22)	(0.19)	(0.10)	(0.11)	0.00

Net asset value - end of period	$11.03	$10.60	$10.75	$10.42	$10.06

Total return	6.25%	0.34%	4.24%	4.71%	0.60% (1)

Ratios/supplemental data:
Net assets, end of period (000s)	$46,834	$26,577	$15,611	$9,199	$3,379
Ratio of gross expense to average net assets	1.56%	1.62%	1.98%	2.86%	7.17% (2)
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25% (2)
Ratio of investment income less gross expenses to average net assets	2.83%	2.52%	1.99%	(0.12%)	(5.05%) (2)
Ratio of net investment income to average net assets	3.14%	2.89%	2.72%	1.49%	0.87% (2)
Portfolio turnover rate	687% (3)	88%	141%	124%	16% (1)

The class commenced operations on September 22, 2008.

Adviser Class
Net asset value - beginning of period	$10.54	$10.71	$10.40	$10.05	$10.00

Income (loss) from investment activities:
Net investment income	0.27	0.16	0.19	0.11	0.01
Net realized and unrealized gains (losses)	0.34	(0.15)	0.22	0.35	0.04

Total from investment activities	0.61	0.01	0.41	0.46	0.05

Distributions to shareholders:
From net investment income	(0.22)	(0.18)	(0.07)	(0.07)
From net realized gains			(0.03)	(0.04)

Total distributions to shareholders	(0.22)	(0.18)	(0.10)	(0.11)	0.00

Net asset value - end of period	$10.93	$10.54	$10.71	$10.40	$10.05

Total return	5.88%	0.13%	4.02%	4.54%	0.50% (1)

Ratios/supplemental data:
Net assets, end of period (000s)	$57,967	$57,324	$33,881	$18,233	$7,861
Ratio of gross expense to average net assets	1.81%	1.88%	2.24%	3.13%	6.98% (2)
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50% (2)
Ratio of investment income less gross expenses to average net assets	2.59%	2.24%	1.74%	(0.46%)	(4.85%) (2)
Ratio of net investment income to average net assets	2.90%	2.62%	2.48%	1.17%	0.63% (2)
Portfolio turnover rate	687% (3)	88%	141%	124%	16% (1)

The class commenced operations on September 22, 2008.

(1) Not annualized

(2) Annualized

(3) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

17	See notes to financial statements.

For the share outstanding for the periods ended October 31st

	2012	2011	2010	2009
Retirement Class
Net asset value - beginning of period	$10.26	$10.46	$10.18	$10.00

Income (loss) from investment activities:
Net investment income	0.21	0.16	0.14	(0.01)
Net realized and unrealized gains (losses)	0.36	(0.18)	0.24	0.19

Total from investment activities	0.57	(0.02)	0.38	0.18

Distributions to shareholders:
From net investment income	(0.21)	(0.18)	(0.07)
From net realized gains			(0.03)

Total distributions to shareholders	(0.21)	(0.18)	(0.10)	0.00

Net asset value - end of period	$10.62	$10.26	$10.46	$10.18

Total return	5.72%	(0.18%)	3.78%	1.80% (1)

Ratios/supplemental data:
Net assets, end of period	$23,049	$11,580	$3,838	$830
Ratio of gross expense to average net assets	2.06%	2.12%	2.51%	3.56% (2)
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75% (2)
Ratio of investment income less gross expenses to average net assets	2.33%	2.05%	1.69%	(2.09%) (2)
Ratio of net investment income to average net assets	2.64%	2.42%	2.45%	(0.28%) (2)
Portfolio turnover rate	687% (3)	88%	141%	124% (1)

The class commenced operations on April 6, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.	18

To the Shareholders and Board of Trustees of The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 27, 2012

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2012. It uses the Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/366 days) for the six-month period ended October 31, 2012 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2012	Value October 31, 2012	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period

Institutional Class
Actual	$1,000.00	$1,040.50	4.15%	1.25%	$6.41
Hypothetical	1,000.00	1,018.85	1.89%	1.25%	6.34

Adviser Class
Actual	$1,000.00	$1,040.10	4.00%	1.50%	$7.69
Hypothetical	1,000.00	1,017.60	1.76%	1.50%	7.61

Retirement Class
Actual	$1,000.00	$1,039.10	3.91%	1.75%	$8.97
Hypothetical	1,000.00	1,016.34	1.63%	1.75%	8.87

1. BACKGROUND

On June 19, 2012, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden/Kravitz Investment Advisers LLC (the “Adviser”), and the P&R Trust with respect to the P&R Trust’s Payden/Kravitz Cash Balance Plan Fund (the “Fund”) for an additional year through June 30, 2013. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

3. INVESTMENT RESULTS

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund have been satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

5. ADVISER PROFITABILITY AND INDIRECT BENEFITS

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Name and Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California	Director, First American Financial Corp.; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business at the University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees

THIS PAGE INTENTIONALLY LEFT BLANK

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

ITEM 2.	CODE OF ETHICS

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

At its meeting on December 20, 2011, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

Fiscal year ending October 31, 2011: $496,100

Fiscal year ending October 31, 2012: $511,050

(b) Audit-Related Fees:

Fiscal year ending October 31, 2011: $0

Fiscal year ending October 31, 2012: $0

(c) Tax Fees — For preparation of the annual tax returns (state and Federal) for each Fund:

Fiscal year ending October 31, 2011: $105,600

Fiscal year ending October 31, 2012: $104,500

(d) All Other Fees:

Fiscal year ending October 31, 2011: $0

Fiscal year ending October 31, 2012: $0

(e)(l) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

Fiscal year ending October 31, 2011: $105,600 (Item 4(c))

Fiscal year ending October 31, 2012: $104,500 (Item 4(c))

(h) In the fiscal years ending October 31, 2012 and October 31, 2011, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ JOAN A. PAYDEN
JOAN A. PAYDEN
CHAIRMAN AND CEO

Date: December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: December 21, 2012